MASTER INVESTMENT AGREEMENT

主投资协议

Signed by and among

Daqing Hi-tech Hawkland Venture Investment Co. Ltd.

and

Mr. Wang Yuhu

and

Oriental Nonferrous Metals Technology Company Limited

and

Heilongjiang Tongyu Pride Aluminum Joint Stock Limited Company
(also known as Heilongjiang TYALS Co., Ltd.)

由

大庆高新昊兰创业投资有限公司
与
王禹沪
及
东方有色金属科技有限公司
及
黑龙江同禹傲思铝业股份有限公司

签订

August 26, 2011
2011 年 8 月 26 日

{N0280746; 2}1

This Master Investment Agreement (this "**Agreement**") was made and entered into by and among the following parties on August 26, 2011:

本主投资协议（以下简称"协议"）由以下各方于 2011 年 8 月 26 日签订：

Investor: Daqing Hi-tech Hawkland Venture Investment Co., Ltd.
Registered Address: No. 101 Keji Road, Daqing Hi-tech Industrial Development Zone, Daqing, Heilongjiang, PRC
投资方：大庆高新昊兰创业投资有限公司
注册地址：中国黑龙江省大庆市高新技术产业开发区科技路 101 号

Controlling Shareholder of the Company and a Representative of the shareholders of the Foreign Parent: Mr. Wang Yuhu in his own capacity and on behalf of the shareholders of the Company [excluding the Investor] as listed on Annex A to this Agreement.
ID Number: 230124197406087013
公司控股股东及境外母公司股东代表：王禹沪，代表其本人，并经公司所有附件 1 列明的股东授权，代表公司所有股东（不包括投资者）
身份证号码：230124197406087013

Foreign Parent: Oriental Nonferrous Metals Technology Company Limited
Registered Address: Scotia Centre, 4th Floor, P.O. Box 2804, George Town, Grand Cayman KY1-1112, Cayman Islands
境外母公司：东方有色金属科技有限公司
注册地址：Scotia Centre, 4th Floor, P.O. Box 2804, George Town, Grand Cayman KY1-1112, Cayman Islands

The Company: Heilongjiang Tongyu Pride Aluminum Joint Stock Limited Company (also known as Heilongjiang TYALS Co., Ltd.)
Registered Address: No. 1 Sunshine Avenue, High and New Technology Industrial Development Zone
Legal Representative: Mr. Wang Yuhu

公司：黑龙江同禹傲思铝业股份有限公司
注册地址：黑龙江省大庆市高新技术产业开发区阳光大街 1 号
法定代表人：王禹沪

Where each party is referred to respectively as a "Party," and jointly as the "Parties".

本协议中，单独指代协议一方时，简称为"协议方"，共同指代协议各方时，简称为"协议各方"。

Whereas:
鉴于：

1. Oriental Nonferrous Metals Technology Company Limited is a company (hereinafter be referred to as the "**Foreign Parent**") established and existing under the laws of the Cayman Islands. The registration place of the Foreign Parent is Scotia Centre, 4th Floor, P.O. Box 2804, George Town, Grand Cayman KY1-1112, Cayman Islands and its authorized share capital is 50,000,000 authorized ordinary shares with par value of US$ 0.005 per share.

东方有色金属科技有限公司（以下简称"**境外母公司**"）依开曼群岛法律，合法成立。境外母公司注册地点为开曼群岛，其授权总股本为 50,000,000 股，每股 0.005 美元。

2. Prior to the Investment, there is one (1) shareholder of the Foreign Parent (the "**Ultimate Shareholder**"), RTI Investment Holdings Corp, a BVI incorporated company owned by Ms. Mary Xia, and Mr. Wang Yuhu, (Mr. Wang Yuhu, who is the controlling shareholder of the Company, hereinafter referred to as the "**Controlling Shareholder**").

在投资之前，境外母公司只有一位股东（以下简称为"**最终股东**"），是由夏美仪女士和王禹沪先生所有的在英属维尔京群岛注册成立的 RTI Investment Holdings Corp，其中，王禹沪先生是公司的控股股东（以下简称为"控股股东"）。

3. The Foreign Parent and the Controlling Shareholder agree to proceed towards the registration of the Foreign Parent with the U.S. Securities and Exchange Commission and listing of its shares on a U.S. stock market or any other stock market designed by the Investor (hereinafter referred to as the "**Listing**").

境外母公司及控股股东同意境外母公司继续在美国证券交易委员会登记，并在美国股票交易市场或任何其他投资者指定的股市进行上市（以下简称为"上市"）。

4. The Investor, the Company and Mr. Wang Yuhu on his own behalf and on behalf of the other shareholders of the Company as listed on Annex A to this Agreement have executed an Investment Agreement, dated as of August 26, 2011 (the "**Onshore Agreement**" attached hereto as Schedule 1), whereby the Investor agrees to contribute RMB 30 million to the Company in exchange for the consideration set forth therein, including but not limited to, the execution of this Agreement, the Loan Note (as defined herein, see Schedule 2) and the Warrant (as defined herein, see Schedule 3);

投资者，公司和王禹沪先生，及其代表的附件 A 中列明的公司股东，于 2011 年 8 月 26 日订立了《境内增资协议》（此处"**境内增资协议**"见附表 1），按其约定，在下述事宜的前提下，包括但不限于本协定的签订执行、《借款协议》的执行（本协议中定义，见附表 2）和《普通股认股期权协议》的执行

（本协议中定义，见附表 3），投资者同意投资 3000 万元人民币给公司。

5. As a condition precedent to the consummation of the Investment outlined in the Investment Agreement, the Controlling Shareholder agrees that the Investor shall receive (i) 2,072,539 ordinary shares of the Foreign Parent equal to 20.73% of the total issued and outstanding shares of the Foreign Parent on a fully diluted basis in accordance with the terms and conditions set forth in this Agreement, such shares to be issued to an entity designated by Investor in writing (ii) an executed Loan Note substantially in the form and on the terms attached hereto as Schedule,2 and (iii) a Warrant substantially in the form and on the terms attached hereto as Schedule 11. The Controlling Shareholder hereby waives any rights of first refusal to subscribe to the newly-increased capital.

作为投资协议中所概述的投资完成的先决条件，控股股东同意：投资者应收到（i）按照本协议规定的条件和稀释的基础上，获得境外母公司普通股 2,072,539 股,即完全等于境外母公司已发行总股本的 20.73％的股份，（ii）以本合同附表 2 的形式和规定执行的《借款协议》；(iii)本协议附表 3 列明的《普通股认股期权协议》。控股股东在此放弃对于新增注册资本的优先购买权。

6. In consideration of the mutual covenants set forth in the Onshore Agreement and this Agreement, and other valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto do hereby agree in accordance with the stipulations of the laws of the State of the New York as follows:

鉴于境内增资协议和本协议共同的条款、及其他有价值的考虑，协议各方在此接受其法律有效性，且在此声明各方按照纽约州法律协定如下：

1. BACKGROUND
背景

As outlined in the Recitals of the Onshore Agreement, the Parties acknowledge that one of the main purposes of the Investment is the issuance of shares in the Foreign Parent and the Listing.

根据《境内增资协议》的约定，双方认同此次投资的主要目的之一是为了完成境外母公司在美国证券交易市场公开发行股票并实现上市的工作。

In order to affect the Listing, and following achievement of the Preconditions for Investment outlined in Article 2 of the Onshore Agreement, the Parties have taken a series of onshore and offshore restructurings to achieve the following structure (such restructurings, collectively, the "**Restructuring**"):

为上市需要，《境内增资协议》的第二条列明了投资的前提条件，各方要采取一系列的境内外重组以完成下述重组架构（以下简称为“重组”）：


RTI Investment Holdings Corp (BVI)
Investor
Oriental Nonferrous Metals Technology Company Limited (CAYMAN)
100%
Lake Intelligent International Company Limited (HK)
100%
PRC
Offshore
Daqing Zefang Zhirui Co. Ltd (WFOE)
VIE Control (VIE Agreements)
Heilongjiang Tongyu Pride Aluminum Joint Stock Limited Company
Onshore
Tongliao Tongyu Aluminum Joint Stock Limited Company
Tongxin Micro-lending of Daqing High-Tech Park Joint Stock Limited Company


RTI Investment Holdings Corp (BVI)
投资者
Oriental Nonferrous Metals Technology Company Limited (开曼)
100%
Lake Intelligent International Company Limited (香港)
境外
大庆泽方智睿贸易有限公司 (外商独资)
VIE Control (协议管理)
黑龙江同禹傲思铝业股份有限公司
境内
通辽同禹傲思铝业股份有限公司
大庆高新区同鑫小额贷款股份有限公司

Daqing Zefang Zhirui Co. Ltd is a PRC Wholly Foreign-owned Entity established and 100% owned by **Lake Intelligent International Company Limited (HK).**

大庆泽方智睿是由 Lake Intelligent International Company Limited (香港)所有并100%控股的中国境内外商独资企业。

Oriental Nonferrous Metals Technology Company Limited (Cayman) holds a 100% shareholding in Lake Intelligent International Company Limited (HK) and is as of the date of this Agreement the ultimate foreign shareholder of the Company for the Listing (hereinafter be referred to as the "**Foreign Parent**" and taken to include any successor entity).

开曼 Oriental Nonferrous Metals Technology Company Limited 公司 100%控股香港 Lake Intelligent International Company Limited 公司(香港)。截至本协议签订之日，Oriental Nonferrous Metals Technology Company Limited（开曼）是公司的最终境外股东（以下简称“境外母公司”并包含其后续实体）。

Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Onshore Agreement.

本协议使用的大写的名词或在此协议中没有被定义的大写的名词，应和其在《境内增资协议》中的含义一致。

2. RESTRUCTURING
重组

In order to undertake the Restructuring and affect the Listing, the Company has entered into a series of agreements annexed hereto as Schedule 4 ("VIE Agreements") with Daqing Zefang Zhirui Co. Ltd, which is a Wholly Foreign-owned Entity (hereinafter referred to as the "**WFOE**") for the purpose of consolidating the financial statements of the Company into the Foreign Parent as a variable interest entity （"VIE Structure"）, including pledging the ownership interest of the Company to the WFOE, which shall be registered with the Local PRC Business Administration Bureau ("Business Bureau") and relevant Government Authority within five (5) days from Completion of the Investment.

为实行公司重组并促进上市相关事宜，公司与外商独资企业大庆泽方智睿贸易有限公司达成附表 4 所列的一系列协议（以下简称为“VIE 协议”），旨在将公司作为可变利益实体（以下简称为“VIE 架构”），合并公司与境外母公司的财务报表，并于投资完成之日起 5 天之内在当地工商局及其他有关政府部门将质押给外商独资公司的股权质押进行登记备案。

Following the assumption of control by Daqing Zefang Zhirui Co. Ltd. of the Company,

the Foreign Parent has become the ultimate shareholder of the Company, via Lake Intelligent International Company Limited (HK).

因此，由大庆泽方智睿有限公司管理控制公司，且通过香港 Lake Intelligent International Company Limited 公司(香港)，境外母公司成为公司的最终股东。

In connection with the Restructuring and Listing and in accordance with the conditions outlined in the Onshore Agreement, the parties agree on the following:

为确保构架与协议内容一致，重组过程需按以下条款执行：

i. **Injection of RMB funds into the Company**
人民币注资

The Investor shall inject RMB30 million into the Company and become a direct shareholder in the Company, simultaneously, the Investor will also acquire 2,072,539 ordinary shares of the Foreign Parent (the "Shares") with post investment capital structure as provided for in Annex B to this Agreement. In addition, the Investor, or a company designated, in writing by Investor, shall receive four (4) year cashless exercise warrant in the form attached as Schedule 3 hereto to purchase up to 916,118 of the Foreign Parent ordinary shares with an exercise price of $2.89 per share. The Parties agree that once the Investor has paid the Total Investment Amount in accordance with the stipulations specified in Article 3 of the Onshore Agreement, the Investor has fulfilled its entire obligations under this Agreement.

投资者应向公司注资 3000 万元人民币同时成为公司直接股东。投资者按照本协议附件 B 中股本结构所述获得境外母公司 2,072,539 股普通股(以下简称为“股份”)。此外，投资者或投资者书面任命的一家公司应获得附表 3 所列的以每股 2.89 美元购买的 916,118 股境外母公司普通股的 4 年无现金行权的认股权证。各方同意，一旦投资者根据境内增资协议中第三条中所述的约定完成投资后，投资者就已履行了其在协议中的全部义务。

The Parties agree that one million (1,000,000) ordinary shares of the Controlling Shareholder in the Foreign Parent shall be held in escrow in case an adjustment in valuation and allocation of shares needs to be made if the Company does not meet the 2011 Net Profit Target and the 2012 Net Profit Target.

各方同意，境外母公司控股股东所持的 1,000,000 普通股应作为托管股份，用于在公司未达到 2011 年和 2012 年目标净利益情况下，做出的相应的调整。

ii. **Pre-Registration of Foreign Parent**
境外母公司注册前

The pre-registration period encompasses the time between the Completion of the Investment and the Completion of Registration and the Listing.

注册前期期间指投资者投资完成至上市完成的期间。

The Foreign Parent agrees to file a registration statement with the SEC under the Exchange Act or the Securities Act, or to merge with a company registered under the Exchange Act or the Securities Act so it becomes a reporting company (the "**Registration**"), as directed by Investor within forty five (45) days from the date of the Completion of the Investment.

境外母公司同意在完成资本注入后 45 天内，依据交易法和证券法之规定提交登记声明或与一家依据交易法或证券法登记的公司合并并使其成为一家具有申报责任的公司（以下简称为"**注册登记**"）。

The Company covenants to procure the Foreign Parent to complete the Registration and issue and to file the above mentioned registration statement with the U.S. Securities and Exchange Commission prior to September 15, 2011.

本公司承诺，将完成境外母公司的上述注册和发行，并于 2011 年 9 月 15 日前将上述注册和发行所需的注册声明在美国证券交易委员会登记注册。

iii. **Post Registration of Foreign Parent**
注册后境外母公司

The post-registration period shall encompass the time following the Registration of the Foreign Parent, but before the Foreign Parent receives formal approval and qualification to issue and list on the designated U.S. market.

注册后期间指境外母公司注册登记后到正式得到在美国指定股票市场上市交易并发行股票的许可之前。

The Company, the Foreign Parent and the Controlling Shareholder shall cause the Post Registration Public Company to use best efforts and take all action reasonably necessary to continue the listing and trading of its Common Stock ("Common Stock" defined in Article 5.3 of the Onshore Agreement) on the Trading Market ("Trading Market" defined in Article 5.7 of the Onshore Agreement) on which the Common Stock is listed or quoted and will comply in all respects with the Companies' reporting, filing and other obligations under the bylaws or rules of such Trading Market.

公司、境外母公司及控股股东应尽最大努力，合理必要地使注册后的公众公司保持在国家认可符合相关法律的交易市场（"交易市场"在《境内增资协议》第 5.7 中定义）的挂牌和普通股票（"普通股"在《境内增资协议》第 5.3 中定义）的交易。普通股的上市或报价要遵守公司注册及备案的所有方面及该交易市场章

程或规则下的其他义务。

The Company, the Foreign Parent and the Controlling Shareholder shall cause the Post Registration Public Company to make best efforts to list its shares of Common stock on either the NASDAQ Stock Market or the American Stock Exchange as soon as practicable, and take all required actions and steps in order to achieve this target

公司、境外母公司和控股股东应使合并后的公众公司尽力采取一切有效的办法尽快使注册的普通股票在美国纳斯达克（NASDAQ）或美国证券交易所上市，并采取一切为达到上述目标而所需要采取的行动和步骤。

iv. **Issuing and Listing on US market**
美国市场上的发行和上市

The issuing and Listing period shall encompass the time after the Foreign Parent or its successor entity receives approval and qualification to issue and list on the designated US market.

发行和上市期间，应当包括境外母公司或其后继实体正式获得在指定的美国交易市场发行股票的资格批复之后。

For a period of twenty four (24) months from Registration, upon receipt of a written request from Investor, each of the Company, Foreign Parent and the Controlling Shareholder undertake to cause the Post Registration Public Company to register the resale of the Shares and the Warrant Shares under the Securities Act and to file a registration statement ("**Registration Statement**") with respect thereto within 120 days after the date of receipt of such written request and use its best efforts to cause the registration to be declared effective as soon as practical thereafter.

登记后的 24 个月内，当投资者做出书面要求，要求公司、境外母公司和控股股东依据证券法登记卖出的股票和认股期权下的股票并填写“登记声明”（以下简称为“登记声明”）时，公司、境外母公司和控股股东应在收到此书面通知后的 120 天内尽全力完成上述登记，并尽快完成登记后的相关声明，使其生效。

The Company and the Controlling Shareholder undertake to cause the Post Registration Public Company to deliver to the Investor prior to the filing of the Registration Statement an agreement providing customary indemnification to the Investor in respect of any material misstatements material omissions from the Registration Statement. Upon filing of the Registration Statement pursuant to this section prior to the declaration of effectiveness of such Registration Statement, the Post Registration Public Company may not file any registration statement (other than on Form S-8) with the SEC with respect to any securities of the Foreign Parent.

为防止登记过程中出现的错误表述，在填写登记前，针对错误表述给投资者带来

的损失，公司、境外主体和控股股东应签发给投资者相应的补偿协议。在上述登记填报之后至其被声明有效期间，除了表 S-8，注册登记后的公众公司不得向美国证券交易委员会填报任何其他有关于其股票的登记。

3. PRECONDITIONS FOR INVESTMENT

投资先决条件

All the Parties hereof hereby confirm that the execution of this Agreement shall be subject to the satisfaction of all the following conditions:

所有缔约方在此确认，本协议的执行应受以下所有条件的制约：

3.1 The completion of each of the preconditions set forth in Article 2 of the Onshore Agreement and the truth and accuracy of the representations and warranties set forth in Schedule 2 (the "**Onshore Warranties**") thereto.

完成《境内增资协议》第二章中每一项先决条件及保证附表 2 中陈述和保证（以下简称"**境内保证**"）的真实和准确。

3.2 Provision of a Certificate of Incumbency/Certificates of Good Standing for the Foreign Parent, all subsidiaries thereof and Lake Intelligent International Company Limited and a PRC Legal Report for the WFOE, to the satisfaction of the Investor.

提供境外母公司信誉良好证书，所有子公司及 Lake Intelligent International Company Limited 和有关 WFOE 的中国法律尽调报告给投资者。

3.3 The execution and delivery of the (i) the Loan Note, (ii) the Warrant, and (iii) all VIE Agreements.

《借款协议》、《普通股认股期权协议》、所有 VIE 协议的生效和执行。

3.4. With regard to the Restructuring, all necessary consents and approvals from all Governmental Authorities, the Foreign Company (and each affiliate thereof) and any other third parties shall be obtained, which includes, without limitation, the adoption of resolutions regarding the Restructuring and amendments to the Memorandum and Articles of Associations by the board of directors and the general meeting of Shareholders and filing with relevant Governmental Authorities and Business Bureau of the pledging the ownership interest of the Company to the WFOE.

关于重组，需要得到政府机构、境外母公司（及其附属公司）和第三方的许可，包括但不限于，董事会和股东大会关于重组决议和修改相应公司章

程、公司备忘录的决议，及将公司对外商独资企业的股权质押在当地工商局及相应政府部门登记。

3.5 The passage of a resolution by the Foreign Parent to add the Investor as a new shareholder to the Foreign Parent and appoint Mr. Eli Polatinsky or any other nominee designated by the Investor, as a director thereof.

境外母公司通过决议增加投资者为其新股东，任命 Mr. Eli Polatinsky 或由投资者指定的其他人作为董事之一的决议。

3.6 The Warranties (as set forth on Schedule 5 hereto, the "Warranties") have remained true and accurate in all material respects and are not misleading in any material respect as if repeated at all times from the date of this Agreement until the date of the Restructuring.

从签订本协议起到重组完成时，保证的事项（附表 5 中列明的"保证"）能够保持其在重大方面的真实性和准确性，且在任何重大方面无误导性信息。

3.7 The Controlling Shareholder has provided the original copies of the resolutions, amended Memorandum and Articles of Association, amendments to the Memorandum and Articles of Association and other documents adopted by the Controlling Shareholder, to the Investor for written approval prior to the execution of this Agreement and all the terms and conditions specified in this Article 3 of this Agreement have been satisfied.

在执行本协议前，控股股东向投资者提供了关于修改备忘录和公司章程决议的原件，及控股股东所采纳的其他文件的原件作为书面证据，以及满足本协议第三条约定的所有条款和条件。

4. CORPORATE GOVERNANCE
公司治理

4.1 All the Parties hereby undertake to ensure that the qualifications of all the directors, supervisors and Management shall comply with the requirements of all applicable laws. In the event any director of the Foreign Parent is nominated by any of the foregoing Parties resigns or is removed from his or her position, such Party nominating the foregoing director shall nominate a successor and all of the Parties hereby agree to vote in favor of such nomination by such Party at the related general meeting.

各方同意并保证，所有公司董事、监事和高级管理人员的任职资格均应当符合有关法律法规的规定。当上述境外母公司的任何一方提名的董事、监事辞任或者被解除职务时，由提名该名董事、监事的一方继续提名继任人选，各方并应保证在相关股东大会上投票赞成该等人士担任公司董事、监

事。

4.2 The Foreign Parent shall appoint an English-speaking qualified Chief Financial Officer or Vice President of Finance ("**CFO**"), acceptable to the Investor, who shall have at least 5 years of relevant experience and understanding of U.S. generally accepted accounting principles ("**GAAP**"), within thirty (30) days from the Completion of Investment. The Company and/or Foreign Parent shall allocate US$120,000 for payment of salary and benefits in first year of employment to such CFO. The appointment, engagement or removal of any of the Auditor, CFO or legal counsel to the Company shall require the approval of the Investor.

在投资完成之后的30天内，境外母公司须聘任一名能够以英语为工作语言，有5年相关经验，熟悉美国会计准则（以下简称为"**GAAP**"），并被投资方认可的财务总监或财务副总（以下简称为"**CFO**"），公司或境外母公司应准备支付其第一年的年薪约为120,000美元。任何公司审计、财务总监或法律顾问的任命、更换或解聘均应得到投资者的批准。

4.3 As long as the Investor is a shareholder of the Foreign Parent, none of the shareholders of the Foreign Parent can transfer or assign all or part of the shares they hold in the Foreign Parent or create any encumbrance such as pledge upon such shares, without the Investor's written consent.

只要投资者是境外母公司的股东，没有投资者书面同意的情况下，任何境外母公司的股东均不得转让其所有的境外母公司的全部或部分股份或因股份产生任何的股权负担，如股权质押。

4.4 For a period of two (2) years after the Completion of the Investment none of the Company, Foreign Parent or the Post Registration Public Company shall take any of the following actions without the explicit written consent of the Investor.

投资完成后的两年内，本公司、境外母公司或注册后的公众公司均不得在未经投资者明确书面同意的情况下采取以下行动：

4.4.1 Increase or reduce the registered capital of the Company and/or Foreign Parent and/or the Post Registration Public Company.

增加或减少本公司和/或境外母公司和/或登记注册后的公众公司的注册资本；

4.4.2 Effect any combination, division, acquisition, dissolution, liquidation or change its corporate form and/or undertake reverse or forward splits or reclassifications of the Common Stock.

公司合并、分立、被收购、解散、清算或者变更公司形式，或者对普通股票回购、拆分、重新分类；

4.4.3 Change its business scope, main business or business activities.
变更公司业务范围、主营业务或业务活动；

4.4.4 Dispose of (including purchase or disposition) major assets with the value exceeding $1,000,000.
并购和处置(包括购买或处置)超过 100 万美元的公司主要资产；

4.4.5 Purchase, sell, lease or otherwise dispose of intellectual property rights such as trademark, patent, know-how with the value exceeding $1,000,000.
超过 100 万美元的商标、专利、专有技术等知识产权的购买、出售、租赁或其它处置；

4.4.6 Pledge or guarantee a bank loan for an amount exceeding US$1,000,000, or increase any existing obligation by more than US$1,000,000 in the aggregate.
公司向银行或其它债权方借款的总额超过 100 万美元，或新增的借款累计超过 100 万美元；

4.4.7 Provide security to foreign parties with the total amount exceeding US$500,000.
提供超过 50 万美元的对外担保;

4.4.8 Provide any loan to foreign parties in excess of $500,000.
提供超过 50 万美元的对外贷款;

4.4.9 Supplement, amend or delete any provision of its respective organizational documents, alter the rights, obligations or duties of any shareholder or effect any dilution the shareholding ratio of any shareholder.
对公司相关组织文件条款的增补、修改或删除：改变或变更任何股东的权利、义务或责任，或稀释任何股东的股权比例的任何修订；

4.4.10 Declare or pay any dividend or other distributions or any alter its dividend policy.
股息或其它分配的宣告和派发及公司股息政策的任何改变；

4.4.11 File or conduct any lawsuit or arbitration with the amount of $1,000,000 or more.
提起或和解金额超过 100 万美元（包括 100 万美元）的任何重大法律诉讼、仲裁；

4.4.12 Engage or replace its auditor.
雇佣或更换其审计师;

4.4.13 Establish a subsidiary, joint venture, partnership enterprise or foreign investment with the value of equity participation or controlling shares exceeding RMB4 million or to dispose of the foregoing amount of investment by transfer, capital increase or other means.
设立超过人民币 400 万元人民币的参、控股子公司、合资企业、合伙企业或对外投资，或以转让、增资或其它形式处置上述单位的投资；

4.4.14 Make any capital expenditure with the total amount of more than 10% of the approved annual budget (other than as set forth in the approved annual budget).
超过经批准的年度预算 10%的资本性支出(经批准的年度预算额度外)；

4.4.15 Take any action relating to the listing plan of the Company and/or Foreign Parent
采取任何有关本公司和/或境外主体公司上市计划的行动；

4.4.16 Formulate or commence a new financing plan of the Company and/or Foreign Parent, excluding the financing whose conditions are more favorable for the Company than those for this Investment by the Investor.
公司或境外母公司新的融资计划，但新的融资条件不低于本轮融资条件的除外；

4.4.17 Appoint or remove any member of senior Management, such as the general manager, deputy general manager, secretary of board of directors, chief financial officer, etc.
聘任或解聘公司总经理、副总经理、董事会秘书或财务总监等公司高级管理人员；

4.4.18 Adopt or amend standard employment contract or remuneration and benefit plan for senior Management.
采纳或修改标准雇佣合同或高管薪酬和福利计划；

4.4.19 Execute or amend any employee option plan, senior Management option incentive plan.
制定或修订任何雇员期权计划、高管期权激励计划或方案；

4.4.20 Enter into any profit allocation plan, distribution or dividend agreement.
订立任何利润分配方案，分配股利协议；

4.4.21 Take any other action that may cause a material impact upon the production, operation, performance, goodwill, reputation and assets of the

Company, the Foreign Parent or the Post Registration Public Company.
采取任何可能影响公司、境外母公司及注册后公众公司生产，经营，业绩，信誉，声誉及本公司资产的行动；

4.4.22 Take any action with respect to registration with the SEC or listing or offering shares on any capital market and any and all related transactions.
一切与在美国证券交易委员会注册和在任何资本市场上市有关的交易活动；

4.4.23 Enter into conflict or related party transactions of any nature.
卷入任何性质的交易冲突或关联交易；

4.4.24 Admission of new equity or convertible loan investors.
接受新的股权投资或可转股权的（债转股）投资。

Not withstanding the foregoing, as long as the Investor is the shareholder of the Company, none of the Company, Foreign Parent or the Post Registration Public Company shall take any of the actions set forth in above sections 4.4.1, 4.4.2, 4.4.3, 4.4.10, 4.4.13 , 4.4.14, 4.4.15, 4.4.16, 4.4.22, 4.4.23, 4.4.24 without the explicit written consent of the Investor, as long as the VIE Structure is not collapsed, which means that the shares of Company are not 100% held by the Foreign Parent.

除上述约定外，只要投资者是公司的股东，且 VIE 结构未被解除，也就是公司境外母公司还未 100%持有公司股份，对于上述第 4.4.1、4.4.2、4.4.3、4.4.10、4.4.13、4.4.14、4.4.15、4.4.16、4.4.22、4.4.23、4.4.24 款的事项， 在没有得到投资方明确的书面同意下，公司、公司境外母公司或注册后的公众公司不得采取任何行动。

4.5 As a general matter, neither the Foreign Parent nor any of its subsidiaries shall enter into conflict transactions of any nature. In the event that conflict transactions are unavoidable, the shareholders or directors related to such conflict transactions shall abstain from voting with respect thereto and such conflict transactions shall be put to vote by the uninterested directors of the Foreign Parent and fully and timely disclosed to the Investor.

境外母公司及其子公司原则上不得进行任何性质的关联交易。如存在无法避免的关联交易，该等关联事项所涉关联股东或董事应回避表决，由境外母公司的非关联方董事完整及时地向投资者披露。

4.6 The Foreign Parent shall make available to the Investor all information relating to the finance, management, operation, market and other data of the Foreign Parent and its subsidiaries, and the Investor has the right to offer suggestions to the Management of the Foreign Parent and its subsidiaries and listen to reporting of the Management. The Foreign Parent shall provide the Investor in a timely

manner with the following data and information：

境外母公司要向投资者提供所有有关境外母公司及其子公司的财务，管理，经营，市场和其他相关的信息，投资方有权向境外母公司及其子公司的管理层提出建议并听取管理层关于管理事项的汇报。公司应按时提供给投资方以下资料和信息：

4.6.1 Quarterly management accounts, including income statement, balance sheet and cash flow statement, within thirty (30) days after the last day of each calendar quarter；

每日历季度最后一日起 30 日内，提供季度合并管理账，含利润表、资产负债表和现金流量表；

4.6.2 Annual consolidated management accounts of the Foreign Parent and its subsidiaries within forty five (45) days after the end of each calendar year, provided that the Investor shall have the opportunity to discuss with the Management the management accounts of the Foreign Parent and its subsidiaries within thirty (30) days after the Investor's receipt thereof;

每日历年度结束后 45 日内，提供境外母公司及其子公司年度合并管理账。在投资方收到管理账后的 30 天内，提供机会供投资方与公司就管理账进行讨论及审核；

4.6.3 Annual consolidated audited accounts of the Foreign Parent and its subsidiaries within 120 days after the end of each calendar year;

每日历年度结束后 120 日，提供境外母公司及其子公司年度合并审计账；

4.6.4 Annual business plan, annual budget and projected financial statements of the next year at least thirty (30) days prior to the end of each fiscal year;

在每日历 / 财务年度结束前至少 30 天内，提供公司下年度的年度业务计划、年度预算和预测的财务报表；

4.6.5 Other statistical data, financial or transactional information in the format as required by the Investor, so as to ensure that the Investor is properly notified to protect its own interest.

按照投资方要求的格式提供其它统计数据、财务或交易信息，以便投资方被适当告知公司信息以保护自身利益。

4.7 The Investor hereby agrees to keep confidential all the information relating to the Foreign Parent and its subsidiaries it has received and shall not disclose such information of the Foreign Parent and its subsidiaries to any third party in writing or by oral means without the written consent of the Foreign Parent other than in connection with the exercise of the Investor's right pursuant to this Onshore Agreement (including, without limitation, the authorization by the Investor of a third party to conduct due diligence).

投资方承诺并保证对所获取的境外母公司及其子公司的全部信息承担保密义务，非经公司书面同意，不得将所知悉的境外母公司及其子公司全部信息以书面或口头等方式披露给其他任何第三方，但投资方为行使本协议项下权利或委托第三方尽职调查除外。

4.8 Nothing in Section 4.7 shall prevent the Investor from using or disclosing any of the confidential information described above which: (i) is already known by Investor at the time it is disclosed to it; (ii) has been rightfully received by Investor from a third party without a breach of an obligation of confidentiality hereunder; (iii) is in the public domain through no wrongful act of Investor; or (iv) is independently developed by Investor without use, directly or indirectly, of the confidential information.

第 4.7 条款规定内容不妨碍投资者对以下机密内容的使用和披露：（一）披露时投资者已知的信息；（二）在未违反保密协议的情况下，所正当接收的来自第三方的文件；（三）在公共领域投资者正当接受的；（四）投资者独立获取的信息，未直接或间接地使用机密信息。

5. MANAGEMENT
管理

5.1 Within 120 days from Completion of the Investment, the board of directors of the Post Registration Public Company (as defined below) shall consist of up to seven (7) members, all acceptable to Investor with a majority of such 7 members qualifying as independent directors under NASDAQ rules. In addition, immediately upon the Completion of Investment, Mr. Eli Polatinsky, or any other nominee of the Investor, shall be appointed as a director of the Foreign Parent.

投资完成后的 120 天内，注册后的公众公司董事应由 7 名成员组成，其都应在投资者可接受的范围内，且其应符合纳斯达克对于独立董事任职资格的规定。另外，投资完成后应立即任命由投资者提名的 Mr. Eli Polatinsky 先生或其他由投资者提名的人员作为境外母公司的一名董事。

5.2 The "Post Registration Public Company" shall mean the Foreign Parent following

a successful registration under the Exchange Act or the Securities Act with the U.S. Securities and Exchange Commission ("**SEC**"), or a company registered under the Exchange Act, or the Securities Act with the SEC and into which the Foreign Parent shall merge in accordance with the Investor's instruction.

注册后公众公司指由境外母公司根据证券交易法案在证券交易委员会已经登记注册的并根据投资者指定的公司合并形成，或者是公司境外母公司依据投资者的指导，或向美国证券交易委员会(以下简称为"**SEC**")登记注册的公司。

5.3 Concurrently with the signing of this Agreement, the Foreign Parent shall issue to the Investor at its name or to a company designed in writing by Investor a four (4) year cashless exercise warrant in the form attached as Schedule 11 hereto to purchase up to 916,118 of the Foreign Parent ordinary shares (then "Warrant Shares") with an exercise price of $2.89 per share. The Listing Entity has reserved and shall continue to reserve and keep available at all times free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Listing Entity to issue the Warrant Shares pursuant to any exercise of the Warrants.

与本协议签署的同时，境外母公司应授予投资者在其名下的或由投资者指定公司名下的附表3所列的以每股2.89美元购买916,118股境外母公司普通股份的 4 年无现金行使认股权证（以下简称为"认股权证股份"）。上市主体应当保留并持续保留足够的无附带优先购买权的普通股股份，保证在行使任何认股权时，能够足量地发行相应的认购股份。

5.4 The Ultimate Shareholder has drafted a resolution to add the Investor as a new shareholder to the Foreign Parent and any successor, including the Post Registration Public Company (collectively, referred to as the "**Listing Entity**") and appoint Mr. Eli Polatinsky or any other nominee designated by the Investor, as a director to the Listing Entity (such resolution is attached to this Agreement as Schedule 9), whereby the Investor will retain the right to appoint a Director for as long as its shareholding in the Listing Entity is five percent (5%) or more of such Listing Entity issued shares.

最终股东起草决议增加新的投资者作为境外母公司及其任何承继者新的股东，包括登记后的公众公司（以上各公司统称为"上市主体"），并任命 Mr. Eli Polatinsky 或由投资者提名的其他人员作为上市主体的董事（此决议请见本协议附表9）。此外，只要投资者拥有上市主体 5%及以上的发行股份，投资者就有任命一位董事的权利。

5.5 The Listing Entity shall not raise money at a price per share below 125% of Investor's purchase price per share of $2.22. subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions that may occur after the date of this Agreement, for as long as

Investor holds warrants of the Company and/or the Listing Entity, without the Investor's consent. In the event that Listing Entity wishes to obtain such consent from the Investor, it must provide a written request to Investor and Investor shall have 15 days from the date of receipt of such written request to advise with respect to its decision.

只要投资者拥有公司和上市主体的认股权证，在未得到投资者书面同意的情况下，上市主体不得以低于投资者以每股 2.22 美元所购股份的 125%的价格进行融资，包括自本协议签订起可能发生的反向或正向的股票拆分调整，股票股利，股票组合和其他类似的交易。若上市主体想要得到投资者同意，须向投资者发出书面请求，投资者需在请求发出后的 15 天内进行决议。

6. MAKE GOOD PROVISION
预期目标

In accordance with Article 5 of the Onshore Agreement, the Controlling Shareholder and the Company jointly undertake to the Investor that the Company's GAAP audited net profit result for year 2011 and 2012 shall reach or exceed the 2011 Net Profit Target and 2012 Net Profit Target, respectively.

根据《境内增资协议》第 5 条，控股股东和公司联合向投资者保证经过审计公司审计的 2011 年和 2012 年净利润将会达到或超出 2011 年和 2012 年净利润目标。

6.1 2011 Milestone

Management shall ensure that if the Listing Entity fails to report at least RMB35,000,000 in audited net income for the fiscal year ending December 31, 2011 (the "**2011 Milestone**"), as disclosed in the Listing Entity's 2011 Annual Report on Form 10-K,or Form 20-F, applicable, ("Form 10-K") for fiscal year ending December 31, 2011, which must be filed with the U.S. Securities and Exchange Commission on or before April 15, 2012 (the "**2011 Milestone Date**") then, within fifteen (15) trading days of the 2011 Milestone Date, Management shall ensure that the Investor shall receive a number of the Escrow Shares (defined below in 6.3) equal to the following formula (the "**2011 Milestone Shares**"):

2011 Milestone Shares =
(2011 Milestone – 2011 Actual Net Income) / 2011 Milestone X Number of shares issued to Purchaser pursuant to this Agreement.

2011 年目标净利润

如果上市主体在 2012 年 4 月 15 日前（以下简称"**2011 目标净利润期限**"）向美国证券交易委员会申报并披露的 10-K 表或 20-F 表所显示的截至 2011 年 12 月 31

日的年审报告所载净利润低于人民币 3500 万元（以下简称为“**2011 年目标净利润**”），管理层应保证投资者在 **2011 目标利润期限后的** 15 个交易日内收到一定数量的托管股份（请见第 6.3 款定义），计算公式如下（以下简称“2011 年托管股份“）：

2011 年托管股票数＝（2011 年目标净利润－2011 年实际净利润）/2011 年目标净利润×按照本协议购买者所持的股份数总额。

6.2 2012 Milestone

In addition, Management shall ensure that if the Listing Entity fails to report at least RMB40,000,000 in audited net income for the fiscal year ending December 31, 2012 (the "**2012 Milestone**"), as disclosed in the Listing Entity's Form 10-K for the fiscal year ending December 31, 2012 which Form 10-K must be filed with the U.S. Securities and Exchange Commission on or before April 15, 2013, (the "**2012 Milestone Date**") then within fifteen (15) Trading Days of the 2012 Milestone Date, Management shall ensure that the Investor shall receive a number of the Escrow Shares equal to the following formula (the "**2012 Milestone Shares**"):

2012 Milestone Shares =
(2012 Milestone – 2012 Actual Net Income) / 2012 Milestone X Number of shares issued to Purchaser pursuant to this Investment Agreement.

2012 年目标净利润

此外，如果上市主体在 2013 年 4 月 15 日前（以下简称“**2012 目标净利润期限**”）向美国证券交易委员会申报并披露的 10-K 表所显示的截至 2012 年 12 月 31 日的年审报告所载净利润低于人民币 4000 万元（以下简称为“**2012 年目标净利润**”），管理层应保证投资者在 **2012 目标利润期限后的** 15 个交易日内收到一定数量的托管股票（以下简称为“2012 托管股份”），计算公式如下：

2012 年托管股份数＝（2012 年目标净利润－2012 年实际净利润）/2012 年目标净利润×按照本协议购买者所持的股份数总额。

By way of example, if the 2011 Actual Income is RMB 31,000,000, the 2011 Milestone Shares would be calculated as follows:

(RMB 35,000,000 – RMB 31,000,000) / RMB 35,000,000 X 2,072,539
RMB 4,000,000 / RMB 35,000,000 = 0.11
0.11X 2,072,539 = 227，979 shares to be released to the Purchaser.

例如，如果 2011 年实际收入为人民币 3100 万，那么 2011 年的托管股份数按公式计算应为：

(35,000,000 元 – 31,000,000 元) / 35,000,000 元 X 2,072,539
4,000,000 / 35,000,000 = 0.11
0.11X 2,072,539 = 227，979 股发放给购买者。

The Escrow Shares Refer to the Common Stock held in the names of Management in escrow with the Escrow Agent, which is agreed in the separate Escrow Agreement attached hereto as Schedule 6.

托管股份指，按照单独的《托管协议》（请见本协议附表 6)，以管理层名义存管在托管第三方的普通股份。

6.3 Escrow Shares
托管股份

The Escrow Shares refer to the 1,000,000 Shares held by Mr. Wang Yuhu and which will be put in Escrow, to guarantee that if the Listing Entity does not achieve the 2011 and the 2012 Profit Target, Mr. Wang Yuhu will transfer such shares to the Investor according to the shares calculated in the formula above.

托管股份是指由王禹沪先生持有的 1,000,000 股股份，将在上市实体未达到 2011 和 2012 年净利润指标的情况下进行托管，担保。王禹沪先生将按照由上述公式计算出的股份转让予投资者。

6.4 2011 and 2012 Actual Net Income
2011 和 2012 年实际净利润

The "2011 Actual Net Income" and "2012 Actual Net Income" shall be equal to the actual audited net income for the fiscal year ending December 31, 2011 and December 31, 2012, as disclosed in the 2011 10-K on the 2011 Milestone Date and 2012 10-K on the 2012 Milestone Date.

在"2011 年实际净利润"和"2012 年实际净利润"应等于截至 2011 年 12 月 31 日，和2012年12月31日所属财政年度经审计的并在2011年目标净利润日期10-K 和 2012 年目标净利润日期 10-K 表中披露的净利润。

6.5 10-K Filing
10-K 的申报

In the event the Listing Entity shall fail to file the 2011 10-K or on the 2011 Milestone Date and 2012 10-K on the 2012 Milestone Date with financial information for such period evidencing satisfaction of the 2011 Milestone and the 2012 Milestone, then the Listing Entity shall irrevocably be deemed to have failed to achieve the 2011 and the

2012 Milestone, and in such event, the Listing Entity's audited net income for the fiscal year ending December 31, 2010 shall be regarded as the 2011 Actual Net Income, and audited net income for the fiscal year ending December 31, 2011 shall be regarded as the 2012 Actual Net Income.

上市主体可能在目标净利润期限内无法对 2011 年和 2012 年目标日期 10-K 表中的财务信息进行备案，若如此，上市主体将会被认为无法实现 2011 年和 2012 年的预期目标，在这种情况下，上市主体经审计的 2010 年 12 月 31 日财政年度的净利润将被作为 2011 年的实际净利润，同样，上市主体经审计的 2011 年 12 月 31 日财政年度的净利润将被作为 2012 年的实际净利润。

7. SHARE REPURCHASE AND TRANSFER
股权的回购及转让

7.1 Except as explicitly set forth herein, upon the occurrence of any of the following circumstances, the Investor is entitled to sell to the Foreign Parent or the Controlling Shareholder all the shares of the Foreign Parent held by the Investor for 110% of the Total Investment Amount:

除明确规定外，有下列情形之一的，投资者有权以投资总额 110%的价格将所持有的境外母公司的全部股份出售给境外母公司或控股股东：

7.1.1 If, for any reason (including, for the avoidance of doubt, the inadequacy of the operational performance of the Company for issuing and transacting shares on open market, the failure due to a lack of standardization with regard to the historic evolution of the Company or the grave error and operational fault committed by the Controlling Shareholder participating into the operation of the Company), the Foreign Parent is unable to (i) complete the Registration and issue and to file a registration statement with the U.S. Securities and Exchange Commission prior to September 15, 2011 or (ii) issue and transact shares on open markets before December 31, 2011, provided, that the Investor shall not exercise such right in the event that the Foreign Parent has presented written documents certifying that the applications for issuing and transacting shares on open markets have been submitted to Securities and Exchange Commission and the application is still in the valid and reasonable period for examination and approval and have not yet been rejected or disapproved.

不论任何主观或客观原因，公司的境外母公司不能在 2011 年 9 月 15 日前向美国证券交易委员会登记注册，2011 年 12 月 31 日前实现在公开市场发行交易股票，该等原因包括但不限于因经营业绩方面不具备在公开市场发行交易股票条件，或由于公司历史沿革方面的不规范未能实现上市目标，或由于参与公司经营的控股股东存在重大过错、经营失误等原因造成公司无法上市等。若公司提供书面资料证明确已向

美国证监会申报在公开市场发行交易股票的申请材料，且在审批期间的，投资方不得行使回购权，而若美国证监会作出不予核准在公开市场发行交易股票的决定后，则投资方可以继续行使其回购权。

7.1.2 In the event any other Shareholders exercise any right to cause the Controlling Shareholder to repurchase their shares;

其他股东按约定要求控股股东回购其股权时；

7.1.3 The Controlling Shareholder or Foreign Parent has materially breached any of the provisions set forth in this Agreement and this Agreement is terminated by the Investor pursuant to Article 20 herein.

控股股东或境外母公司实质性违反本协议及附件的相关条款，或投资者根据本协议第 20 条终止本协议。

7.1.4. any other cause under Article 7 of the Onshore Agreement.

《境内增资协议》第 7 条所列明的情形。

7.2 The purchase price for share repurchase provided in Section 7.1 above shall be paid in cash within one (1) month after the delivery by the Investor of a written request for repurchasing by registered mail, fax, EMS or in the way of a lawyer's letter.

本协议项下的股权回购均应以现金形式进行，全部股权回购款应在投资方发出书面回购要求之日起 1 个月内全额支付给投资方，回购价格在 7.1 中体现。该书面回购要求可选择挂号信、传真、特快专递、律师函等形式发出。

7.3 In the event that the Foreign Parent's act of repurchasing the shares from the Investor is legally restricted, the Controlling Shareholder shall repurchase the shares of the Foreign Parent held by the Investor at the purchase price set forth in Section 7.1 hereof with self-possessed fund or the fund raised by such Controlling Shareholder from other legal channels.

如果公司对投资方的股权回购行为受到法律的限制，控股股东应作为收购方以 7.1 部分中规定回购价格，应以其自有资金或从其他合法渠道筹措的资金收购投资方持有的公司股权。

7.4 The Controlling Shareholder hereby guarantees, that in the event the Investor requires the Foreign Parent or the Controlling Shareholder to repurchase all or part of the shares it holds in the Foreign Parent in accordance with the requirements set forth in this Article 7 herein, the Controlling Shareholder shall use best efforts to cause the Board of Directors and the General Meeting of

Shareholders of the Foreign Parent to approve the repurchase or transfer by voting at the corresponding meetings of the Board of Directors or Shareholders and execute all the necessary legal documents.

控股股东在此共同连带保证：如果投资方根据本协议第 7 条要求公司或控股股东回购其持有的境外母公司全部或者部分股权，或者根据本协议第 7 条要求转让其所持有的公司全部或者部分股权，控股股东应尽全力促使公司的董事会、股东会同意该股权的回购或转让，在相应的董事会和股东会上投票同意，并签署一切需要签署的法律文件。

8. RIGHT OF FIRST REFUSAL
未来融资的优先购买权

For thirty five percent (35%) of the total amount in future financings of the Listing Entity, the Investor has the right of first refusal to participate, under substantially the same terms and conditions with other investors, for as long as Investor is a shareholder thereof. In order to execute this right, Investor shall notify the Controlling Shareholder with respect to its decision whether to exercise the right of first refusal within fifteen (15) days from Investor's receipt of a specific written notice by the Controlling Shareholder with respect to such contemplated financing.

在投资者持有公司股份期间，对于上市主体及未来的融资计划和项目，在同等条件下，对于融资额的 35%，投资者拥有优先购买权。投资者应在公司或控股股东书面通知后的 15 日内以书面方式通知公司或控股股东其是否行使此权利。

9. REGISTRATION RIGHTS
登记权利

9.1 The Foreign Parent and the Controlling Shareholder guarantee that after the Registration, for as long as the Investor holds shares of the Listing Entity, the Listing Entity shall cause its Common Stock to continue to be registered under Sections 12(g) of the Exchange Act, to comply in all material respects with its reporting and filing obligations under the Exchange Act and to not take any action or file any document (whether or not permitted by the Securities Act, or the rules promulgated thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act or Securities Act even if the rules and regulations thereunder would permit such termination.

境外母公司和控股股东保证，注册登记后，只要投资者继续持有上市主体的股份，上市主体就应当继续根据美国证券法第 12（g）之规则保持登记，持续相应的报告和披露义务，不得终止或延缓上述注册以及报告和披露义务（即使根据相关美国证券法律，上述终止或延缓行为是允许的）。

9.2 The Company, Foreign Parent and the Controlling Shareholder covenant, commit and agree to cause the Post Registration Public Company to use best efforts to maintain the listing and trading of its Common Stock on the Trading Markets. The Company, Foreign Parent and the Controlling Shareholder further covenant, commit and agree, if the Post Registration Public Company applies to have the Common Stock traded on any other trading market, it will include in such application the Warrant Shares and will take such other action as is necessary or desirable in the opinion of the Investor to cause all of the Warrant Shares to be listed on such other Trading Market as promptly as possible.

公司、境外母公司和控股股东承诺并同意尽全力维护其普通股股票在美国国家认可的交易市场的挂牌和交易。公司、境外母公司和控股股东进一步承诺并同意，如果登记注册后的公众公司申请在其他市场交易普通股股票，其应保证认股期权的执行，并且按照投资者必要的要求促使认股期权约定下的股票能够尽快在相应市场上市交易。

9.3 The Company, Foreign Parent and the Controlling Shareholder shall cause the Post Registration Public Company to use best efforts and take all action reasonably necessary to continue the listing and trading of its Common Stock on the Trading Market on which the Common Stock is currently listed or quoted and will comply in all respects with the Companies' reporting, filing and other obligations under the bylaws or rules of such Trading Market. The Company, Foreign Parent and the Controlling Shareholder shall cause the Post Registration Public Company to make best efforts to list its shares of Common Stock on either the NASDAQ Stock Market or the American Stock Exchange as soon as practicable, and take all required actions and steps in order to achieve this target.

公司、境外母公司和控股股东承诺并同意尽全力并采取一切适当的措施维护登记注册后的公众公司的普通股股票在相应交易市场的挂牌和交易，并遵循相应市场的报告披露、填报规则及其他的市场相关规定，履行相应义务。公司、境外母公司和控股股东应当尽全力促使合并后的公众公司的普通股票在纳斯达克交易所或在美国证券交易所挂牌和交易。

9.4 For a period of twenty four (24) months from Registration, upon receipt of a written request from the Investor; the Company, Foreign Parent and the Controlling Shareholder undertake to cause the Post Registration Public Company to register the resale of the Shares and the Warrant shares under the Securities Act and to file a registration statement ("**Registration Statement**") with respect thereto within 120 days after the date of receipt of such written request and will use its best efforts to cause the registration to be declared effective as soon as practical thereafter. The Company, Foreign Parent and the Controlling Shareholder undertake to cause the Post Registration Public Company to deliver to the Investor prior to the filing of the Registration

Statement an agreement providing customary indemnification to the Investor in respect of any material misstatements material omissions from the Registration Statement. Upon filing of the Registration Statement pursuant to this section prior to the declaration of effectiveness of such Registration Statement, the Post Registration Public Company may not file any registration statement (other than on Form S-8) with the SEC with respect to any securities of the Company and/or Foreign Parent.

注册后的 24 个月内，当投资者做出书面要求，要求公司、境外母公司和控股股东登记卖出的股票和被授权的股票并填写"登记声明"时，公司、境外主体和控股股东应在收到此书面通知后的 120 天内尽全力完成上述登记，并尽快完成登记后的相关声明，使其生效。为防止登记过程中出现的错误表述，在填写登记前，针对错误表述给投资者带来的损失，公司、境外主体和控股股东应签发给投资者相应的补偿协议。在上述登记填报之后至其被声明有效期间，除了表 S-8，合并后的公众公司不得填报任何其他有关于其股票的登记。

10. PIGGYBACK
附属登记权

As long as the Investor is a shareholder of the Foreign Parent and/or the Listing Entity, the Investor will be entitled to "piggyback" registration rights on all registration statements of the Foreign Parent or the Listing Entity.

投资者作为境外母公司或上市主体股东期间，对于境外母公司及上市主体的一切登记，投资者享有附属登记权。

11. LOCKUP
锁定期

11.1 The Management (where "Management" includes the senior managers of the Foreign Parent and the Company, including the Controlling Shareholder) and the Company covenant that all existing shareholders of the Foreign Parent and the Company who are to receive shares as part of the Registration (except for the Investor or any party designated by the Investor but including the financial advisor of the Foreign Parent and the Company) will be subject to a lock-up on their shares ("**Locked Shares**") so such shares cannot be sold in the market at all during the first year after the Registration and Listing. During the second year after the Registration and Listing, ninety percent (90%) of the Locked Shares shall be locked as long as sales of such ten percent (10%) of the Locked Shares shall not exceed one percent (1%) of average daily trading volume of the Post Registration Public Company's shares. During the third year after the Registration and Listing only seventy percent (70%) of the Locked Shares shall be locked as long as sales of such thirty percent (30%) of the Locked Shares

shall not exceed one percent (1%) of the average daily trading volume of the Post Registration Public Company's shares.

管理层(包括境外母公司和公司的高级管理人员、控股股东)和公司承诺公司和境外母公司的所有现有股东以及在境外母公司登记注册后获得股份的股东（不包括投资者或投资者任命的任何一方，但包括境外母公司和公司的财务顾问）所持有的股票（以下简称为“锁定股票”）在境外母公司登记注册和上市后的第1年内不得销售。在登记注册和上市后的第2年内，其持有的股票的 90%依然被锁定，其他 10%可销售的股票在交易时不得超出公众公司股票日交易量的 1%。在登记注册和上市后的第 3 年内，其持有的股票的 70%依然被锁定，其他 30%可销售的股票在交易时不得超出登记注册和上市后的公众公司股票日交易量的 1%。

12. SHARE REPURCHASE
股权的回购

12.1 In the event that the Company and/or Foreign Parent and/or Post Registration Public Company does not proceed to be a public company in the U.S. or other suitable market agreed upon and directed by the Investor with its shares eligible to be traded on a stock exchange by virtue of filing a registration statement by September 15, 2011 with the registration statement becoming effective by December 31, 2011, the Investor will have the right to be bought out for 110% of the Total Investment Amount in cash by the Foreign Parent or to remain shareholder of the Foreign Parent, for which Investor shall have one (1) month to determine (calculated from the date when the Investor is formally notified of the failure or cancelation of the proceedings for the Foreign Parent to be a public company).

如果在 2011 年 9 月 15 日前，公司和/或境外母公司和/或注册后的公众公司在美国或在其他交易市场没能注册登记，且注册声明在 2011 年 12 月 31 日前未能生效，投资者将有权由境外母公司以现金形式按投资总额的 110%将其股份回购或继续作为境外母公司的股东。对此，投资者享有 1 个月的时间决定（从投资者被正式告知境外母公司申请上市失败或取消之日算起）。

12.2 In the event that the Company and/or Foreign Parent's act of repurchasing the shares from the Investor is legally restricted, the Controlling Shareholder, shall be the purchaser to purchase the shares of the Foreign Parent and held by the Investor of the above amount, with self-possessed fund or funds raised by such Controlling Shareholder from other legal channels.

如果公司和/或境外母公司回购投资者股份的行为是为法律限制的，控股股东应该成为境外母公司及投资者所持股份的购买者，通过其他法律渠道用自身所持资金或控股股东筹集的款项对投资者所持股份进行回购。

13. VIE ISSUE
协议管理问题

13.1 If the VIE Structure needs to be changed, which means that the Company shall be purchased by the Foreign Parent in order to better comply with U.S. Laws, and if additional capital needs to be paid to the shareholders of the Company, such additional capital shall not exceed US$1. In the event that such additional capital needs to exceed US$1 to comply with PRC laws, such payments in excess of US$1 shall be returned to the Company. The Shareholders of the Company, including the Controlling Shareholder, shall not have any right to receive any such funds, and the Company shall not distribute any such funds to them.

如果可变利益实体的结构需要改变，意味着为了更好地遵守美国法律，公司应该由境外母公司收购，如果需付给公司股东收购资金，上述资金不得超过 1 美元。如果根据中国法律的要求，上述资金超过 1 美元，超出的资金必须返还给公司。公司的任何股东，包括控股股东无权获得上述资金，同时公司也不得将上述资金分配给股东们。

13.2 The Controlling shareholder hereby covenants and commits to make best efforts to collapse the VIE Structure as soon as practicable and cause the Foreign Parent to become direct owner and equity holder of the Company.

控股股东在此承诺并保证将尽全力尽快结束可变利益主体结构，并使境外母公司成为直接拥有者和公司股权所有者。

14. LIABILITIES AND WARRANTIES
责任与保证

14.1 The Controlling Shareholder represent and warrant that the Foreign Parent did not sign any document for providing any shares to any third party and does not have any undisclosed debts or liabilities except those that have been disclosed to the Investor. In the event that the Foreign Parent has any undisclosed or contingent liabilities, such liabilities shall be borne by the Controlling Shareholder. In the event that the Foreign Parent undertakes to liquidate the foregoing liabilities in advance, and such liquidation causes a loss for the Foreign Parent, the Controlling Shareholder shall fully indemnify the Foreign Parent against all the loss within five (5) Working Days after the actual occurrence of such loss. The Controlling Shareholder shall use the dividend it obtained from the Foreign Parent and/or Company or funds it raised from other legal channels to fulfill these obligations of indemnification.

控股股东及公司承诺并保证，除已向投资方披露的债务之外，公司并未签署任何有关提供给第三方股份的担保性文件，亦不存在任何其他未披露的

债务。如公司还存在未披露的债务或者其他债务，将由控股股东承担。若公司先行承担并清偿上述债务，因清偿造成的损失，控股股东应在实际发生损失的5个工作日内对公司进行赔偿。控股股东应以其从公司取得的分红或从其他合法渠道筹集的资金履行赔偿义务。

14.2 In the event that any tax payable or a liability to pay tax has arisen by the Foreign Parent and/or its subsidiaries or affiliate companies or the Controlling Shareholder that has not been paid prior to the date of the Investment, such tax shall be paid by the Controlling Shareholder.

在投资期限前，境外母公司或其子公司、附属公司或控股股东引发的应缴税款或债务，如税金，应由控股股东支付。

15. NON-COMPETITION
竞业禁止

15.1 From the day of signing this Agreement herein and for as long as the Investor is a shareholder of the Foreign Parent, the Controlling Shareholder shall not participate (including but not limited to as an shareholder, partner, director, supervisor, manager, office worker, agent or consultant) in any a operational entity producing the same or similar products or conducting competitive business activities with the Foreign Parent or the Company without the written consent of the Investor. None of the Controlling Shareholder, any of the Management or any current shareholder of the Foreign Parent holding more than 1% of the total outstanding shares of the Foreign Parent shall work concurrently in the enterprises in the same or any related industry.

自本协议签订之日起，只要投资者是本公司股东，没有投资者书面同意，控股股东不得单独设立或以任何形式(包括但不限于以股东、合伙人、董事、监事、经理、职员、代理人、顾问等身份)参与设立新的生产同类产品或与公司业务具有竞争性质的其他经营实体，作为管理层的公司股东或控股股东以及持有公司股份超过 1%流通股的股东不得在同行业或相关行业的企业兼职。

15.2 The Controlling Shareholder and the Foreign Parent undertake to cause each of the major management staff and core business staff of the Foreign Parent to execute a non-competition agreement with the Foreign Parent (Schedule 12). The terms and conditions and form of such agreement shall be formulated to the satisfaction of the Investor and shall at least include the following content: during their term of office, the staff of the Foreign Parent shall not by any means to engage in or help any other person to engage in any business activities that may be competitive to the Foreign Parent and/or the Company and shall not work in any enterprise related to the business of the Foreign Parent and/or Company within two (2) years after leaving the Foreign Parent. In addition, it

shall be stipulated that during the staff's term of office they shall not work on a part-time basis in any other company or profit-making organizations.

控股股东和公司承诺，应促使公司主要管理人员和核心业务人员与公司签订《竞业禁止协议》，该等协议条款和形式应令投资方满意并且至少包括以下内容：在任职期间内不得以任何形式从事或帮助他人从事与境外母公司或公司形成竞争关系的任何其它业务经营活动，在离开公司 2 年内不得在与境外母公司或公司经营业务相关的企业任职；另外还应约定在任职期间不得在其他任何公司或营利性组织中兼职。

16. CONNECTED TRASNSACTION AND HORIZONTAL COMPETITION 关联交易和同业竞争

16.1 All the Parties agree that after the execution of this Agreement, the Company and the Foreign Parent shall gradually reduce connected transactions before 1st September 2011. For the purposes of this Section 16, "connected transactions" will include any related party transactions or transactions between any of the Company, the Foreign Parent and any shareholder or any affiliate of any shareholder. In the event that a particular connected transaction is unavoidable, the related party shall sign the related agreement based on market price and the principle of fairness and equity, so as to specify rights and obligations and go through the internal decision-making procedures based on the stipulations in the Articles of Association and the related systems and the Foreign Parent may not execute the related agreement without the consent of the Investor.

各方同意自本协议执行起公司及境外母公司应在 2011 年 9 月 1 日之前减少关联交易。第 16 条目的在于，"关联交易"将包括公司，境外母公司，任何公司股东或任何附属公司股东之间的关联交易。不可避免的关联交易，相关当事人应当根据市场价格，公平和公正的原则签订相关协议，以指定权利与义务。在公司未经投资者允许的情况下，公司内部基于协议和相关体系实行的决定无法执行。

16.2 The Controlling Shareholder guarantees that he will not use or occupy the Foreign Parent's assets without fair and adequate compensation. In case of occupying or using the Foreign Parent's assets without fair and adequate compensation, the Controlling Shareholder shall pay 120% of the market fair value of such assets to the Foreign Parent as the consideration (from the day of actual occupancy or use of the Foreign Parent' assets to the day such occupancy or use is terminated).

控股股东承诺，不无偿使用、占有公司财产。任何一方无偿占有、使用公司财产的，由无偿使用的控股股东按市场公允价(自实际占有、使用公司财产之日起至停止占有、使用之日止)的 120%支付使用对价给公司。

16.3 The Controlling Shareholder promises not to conduct any connected transaction that may damage the interest of the Foreign Parent during the period he is a shareholder. In case of the occurrence of such transaction, the Controlling Shareholder shall fully indemnify the Foreign Parent against the loss arising thereof.

控股股东承诺，在持股期间不发生损害公司利益的关联交易行为，如发生上述行为应负责完全赔偿对公司造成的损害。

16.4 All the Parties shall be prudent enough to timely prevent the Controlling Shareholder, directors, managers and other senior management from conducting any act of horizontal competition, non-competition and connected transaction that may violate the relevant laws and the Memorandum and Articles of Association of the Foreign Parent and shall timely notify any other Party of the foregoing. As for the connected transaction complying with the Memorandum and Articles of Association of the Foreign Parent and approved by the competent department of the Foreign Parent, the Foreign Parent shall timely notify other Parties of the price and pricing basis. The vote regarding connected transaction shall be strictly implemented in accordance with the related provisions specified in the relevant laws and the Memorandum and Articles of Association of the Foreign Parent.

各方将尽审慎之责，及时制止公司控股股东、董事、经理及其他高级管理人员违反《公司法》及公司章程的同业竞争、竞业禁止、关联交易行为，并将上述情形及时通知其他各方。对于符合公司章程并经公司权力机构决议通过的关联交易，公司应及时将定价及定价依据通知各方；涉及关联交易的表决须严格按照相关法律及境外母公司的公司章程执行。

17. WARRANTIES
保证

17.1 Each of the Company, the Controlling Shareholder and Foreign Parent jointly and severally represent, warrant and undertake to the Investor that, save as disclosed in writing thereto, (i) each of the Warranties set out in Schedule **5** and (ii) the Onshore Warranties (which are hereby incorporated by reference and shall form a part of this Agreement) are now and will at the Completion date be true and accurate in all material respects for the Foreign Parent and all subsidiaries,("Subsidiaries" of the Foreign Parent list in Schedule 11 to this Agreement). The provisions of this Section 17 shall continue in full force and effect notwithstanding Completion of the Investment.

本公司、控股股东及境外母公司向投资者保证，（1）所有列于表5的相关陈述及（2）境内保证（通过引用成为本协议的一部分），关于境外母公司

和所有子公司（境外母公司的子公司在本协议的附表 11 中列明）的材料在完成日期都是真实、有效和准确的。即便投资完成后第 17 条的规定也将有效。

17.2 In addition to the Warranties given in Schedule 5 the Controlling Shareholder warrants that:

除附表 5 所列各项保证外，控股股东保证如下：

17.2.1 The Foreign Parent and all subsidiaries thereof have been duly incorporated, validly exists, and all required filings, registrations, approvals for such incorporation have been obtained. No order has been made or petition presented or resolution passed for the winding up of such member and no distress, execution or other process has been levied on any of their assets. The Foreign Parent and its subsidiaries are not insolvent or unable to pay their respective debts, no receiver or receiver and manager has been appointed by any person of their business or assets or any part thereof, no power to make any such appointment has arisen, the Foreign Parent and its subsidiaries have not taken any steps to enter liquidation and there are no grounds on which a petition or application could be based for the winding up or appointment of a receiver of such member.

境外母公司和其子公司的合并、依法存在、所有必需的文件、登记、及合并的批准都已经获得。无指示、请求或停业的决议，在其财产问题上无难题、执行或其他资产上的负担。境外母公司及其子公司不存在破产、及不能清偿之债务的情形。境外母公司及其子公司也没有采取任何清算行动。

17.2.2 The Foreign Parent has been duly established as a limited liability company in the Caymans. The Foreign Parent's total share capital is set out in Schedule 8. All subsidiaries of the Foreign Parent are duly established and formed under the laws applicable thereto. The Ultimate Shareholder is the beneficial and registered owner of 51% of the share capital, free and clear of any encumbrances. There are no options, pre-emptive rights or other agreements outstanding that call for the issue of or accord to any person the right to require the creation of any encumbrance over the share capital or any of the assets of the Foreign Parent or any subsidiary thereof.

境外母公司已在开曼按时成为有限责任公司。境外母公司的总股本结构列于附表 8 内。境外母公司的所有子公司根据适用法律按时成立。最终股东为获得利益、拥有 51%股份的登记拥有人，无不动产上的负担。无期权、优先购买权和要求给予他人

的权利来要求对股份造成妨碍、或境外母公司及其子公司的资产的未完成的协议。

17.2.3 Save as disclosed in writing to the Investor, there are at the date hereof:

除书面形式向投资者公布以外的，截至本协议签订日，其他事项如下所述：

(a) no loans, guarantees, undertakings, commitments on capital account or unusual liabilities, actual or contingent, made, given, entered into or incurred by or on behalf of the Foreign Parent or any subsidiary thereof;

公司在资金账目或不正常债务上并未作出、提供、达成或发生任何的贷款、担保、保证；

(b) no Encumbrances on the assets of the Foreign Parent or any subsidiary thereof or any part thereof; and

境外母公司或其任何分公司任何部分的资产上并未设置任何权利负担；

(c) no outstanding loan capital or other loans to the Foreign Parent or any subsidiary thereof.

境外母公司或其子公司没有任何其他未偿还的借贷资本或其他贷款。

17.3 The Warranties are given subject to the matters fairly and specifically disclosed in the disclosure schedule set out in Schedule 7 (the **"Disclosure Schedule"**) but no information relating to the Foreign Parent and Subsidiaries of which the Investor has knowledge (actual or constructive) and no investigation by or on behalf of the Investor shall prejudice any claim made by the Investor under these Warranties or operate to reduce any amount recoverable, and liability in respect thereof shall not be confined to breaches discovered before Completion. No letter, document or other communication shall be deemed to constitute a disclosure for the purposes of this Agreement unless the same is accepted as such by the Investor and is expressly referred to in the Disclosure Schedule. It shall not be a defence to any claim against the Foreign Parent and/or Subsidiaries that the Investor knew or ought to have known or had constructive knowledge of any information relating to the circumstances giving rise to such claim.

保证是基于附表 7（以下简称为“信息披露表”）的信息披露而做出的，任何投资者已知的或者根据投资者调查而得知的信息不得对其基于上述披露信息而提出的赔偿要求产生不利影响。任何信件、文件或者其他交流方式，除非其被投资者接受或明确在信息披露表中陈述，否则不得被认为已对信息进行了披露。公司不得把投资者已经知道、或者应该知道相关信息作为其主张权利的原因。

17.4 The Disclosure Schedule shall be arranged in sections corresponding to the numbered paragraphs in Schedule 5. The statements in the Disclosure Schedule relate only to the Warranties that they expressly address and not to any other Warranty. In the event of any inconsistency between the statements in the body of this Agreement and those in the Disclosure Schedule (other than a disclosure expressly set forth as such in the Disclosure Schedule with respect to a specifically identified Warranty), the statements in this Agreement shall prevail.

信息披露表应与附表 5 内容一致。附表所披露的信息只涉及到明确列明的保证，与其他保证无关。本协议之条款与信息披露表（除明确提出特别的已认证的保证）之间不一致时，以此协议中的陈述为准。

18. NOTICE AND SERVICE
通知与服务

18.1 In case that the performance of this Agreement is materially influenced due to changes in laws, regulations and policies or any of the Parties lose the qualification or capability to perform this Agreement during the valid period of this Agreement, the relevant Party shall notify the other Party within a reasonable time period, provided that such Party will still be obligated to perform its duties hereunder to the extent permissible under the relevant applicable law, regulation or policy.

在本协议有效期内，因法律、法规、政策的变化，或任一方丧失履行本协议的资格和 / 或能力，影响本协议履行的，该方应承担在合理时间内通知其他各方的义务，同时该方应当继续履行相关适用法律、法规或规章制度要求其履行的义务。

18.2 All the Parties agree that any notice in connection with this Agreement shall be sent in writing. The written form includes but not limited to fax, express, email and mail. The foregoing notice shall be deemed to be served at the following time: for fax, the date fax is successfully transmitted and received by the receiver; for express delivery or courier, the day the receiver receives the notice; for registered mail, seven (7) days after the issuance of the registered mail; for delivery by email, the time the email is successfully sent is the time of service.

协议各方同意，与本协议有关的任何通知，以书面方式送达方为有效。书面形式包括但不限于：传真、快递、邮件、电子邮件。上述通知应被视为在下列时间送达：以传真发送，在该传真成功发送并由收件方收到之日；以快递或专人发送，在收件人收到该通知之日；以挂号邮件发出，在发出之日起7个工作日；以电子邮件发出，在电子邮件成功发出之后即为送达。

To the Investor:
Address: No. 101 Keji Road, Daqing Hi-tech Industrial Development Zone, Daqing, Heilongjiang, PRC
Attention: Wang Yuwei
Fax Number:

致投资者:
地址: 中国黑龙江省大庆市高新技术产业开发区科技路 101 号
接收人：王玉玮
传真：0459-8972392

To the Ultimate Controlling Shareholder: RTI Investment Holdings Company limited.
Address: No. 1 Sunshine Avenue, High and New Technology Industrial Development Zone
Attention: Wang Yuhu
Fax Number: 0459-4300211

致最终股东：王禹沪
地址：黑龙江省大庆市高新技术产业开发区阳光大街 1 号
接收人：王禹沪
传真：0459-4300211

To the Foreign Parent: Oriental Nonferrous Metals Technology Company Limited;
Address: No. 1 Sunshine Avenue, High and New Technology Industrial Development Zone;
Attention：Wang Yuhu
Fax：0459-4300211

致境外母公司：东方有色金属科技有限公司
地址：黑龙江省大庆市高新技术产业开发区阳光大街 1 号
接收人：王禹沪
传真：0459-4300211

To the Company: Heilongjiang Tongyu Pride Aluminum Joint Stock Limited

Company
Address: No. 1 Sunshine Avenue, High and New Technology Industrial Development Zone;
Attention: Liu Xue
Fax Number: 0459-4300211

致公司：黑龙江同禹傲思铝业股份有限公司
地址：黑龙江省大庆市高新技术产业开发区阳光大街 1 号
接收人：刘学
传真：0459-4300211

19. DEFAULT AND RESPONSIBILITIES
违约及其责任

19.1 Upon the execution hereof, any party hereto shall completely, properly and timely perform their obligations and agreements based on the stipulations of this Agreement. In case that the Foreign Parent or its successor the Post Registration Company violates the stipulations set forth in this Agreement, the Parties agree that the Foreign Parent shall pay to the Investor thirty (30%) of the Total Investment Amount made by the Investor unless otherwise provided herein as a penalty (the "**Penalty**").

本协议生效后，各方应按照本协议及全部附件、附表的规定全面、适当、及时地履行其义务及约定.若本协议的任何一方违反本协议包括全部附件、附表约定的条款，均构成违约。各方同意，除本协议另有约定之外，境外母公司付给投资者的违约金为投资方投资总额的 30%（以下简称为"违约金"）。.

19.2 In case of default or breach, the Foreign Parent shall pay the Penalty to the Investor and fully indemnify and hold harmless the Investor against all the loss incurred from the default.

一旦发生违约行为，境外母公司作为违约方应当向投资者支付违约金，并赔偿因其违约而给守约方造成的损失。

19.3 The payment of Penalty will not waive or otherwise reduce the Investor's rights requiring the Foreign Parent to indemnify the loss, continue to fulfill this Agreement or terminate this Agreement. It is agreed that the payment of the Penalty shall not be the Investor's exclusive remedy and the Investor shall have all other remedies against the Company and the Foreign Parent, including but not limited to receiving back the Total Investment Amount and any other rights pursuant to Article 7 under this Agreement, in case of violation by the Foreign Parent or its successor, the Post Registration Company of the stipulations set forth in the Agreement

支付违约金不影响投资者要求境外母公司赔偿损失、继续履行协议或解除协议的权利。各方同意违约金不是对投资者的唯一救济方式，对于公司和其境外母公司，投资者应当具有其他的受偿权利，包括但不限于当公司或其境外母公司及其承继者，注册后的公众公司违反本协议约定时，投资者有权收回投资款，以及本协议第7条赋予的其他权利。

19.4 No failure or delay to exercise a certain right under this Agreement or provided by law shall operate as the waiver thereof, and any single and partial exercise a certain right does not preclude the further exercise such right or any other right.

未行使或延迟行使本协议或法律规定的某项权利并不构成对该项权利或其他权利的放弃。单独或部分行使本协议或法律规定的某项权利并不妨碍其进一步继续行使该项权利或其他权利。

19.5 The Controlling Shareholder hereby guarantees each of the Foreign Parent's obligations pursuant to this Article 19.

控股股东在此保证境外母公司承担义务皆根据第19条内容执行。

20. ALTERATION, REVOCATION AND TERMINATION
协议的变更、解除和终止

20.1 Any amendment or alteration to this Agreement shall require the written consent of all Parties.

本协议的任何修改、变更应经协议各方另行协商，并就修改、变更事项共同签署书面协议后方可生效。

20.2 Subject to the terms hereof, this Agreement may be terminated at the option of the Investor in the event that (i) any Party other than the Investor breaches this Agreement and such breach is not remedied within thirty (30) days after the Investor issued a written notice requiring remedy, (ii) such a party commits two or more breaches in the aggregate and the Investor unilaterally elects to terminate this Agreement or (iii) any event has occurred which gives the Investor the right to terminate the Onshore Agreement. The Foreign Parent shall enjoy the right under this Section 20.2 only in the event that the Investor will be deemed to have failed to meet its obligations under Section 3.4 of the Onshore Agreement, and in connection with such alleged breach, the Company duly terminated the Onshore Agreement.

根据本协议，当发生下述情形时，投资者有权选择终止本协议：(1)除投资者外，任何一方违反本协议，且在投资者向其发出要求更正违约行为的书面通知之日起 30 天内不予更正的，(2) 一方发生累计两次或两次以

上述约行为而投资者决定终止本协议的，(3) 任何发生的情形致使投资者有权终止《境内增资协议》的。仅在投资者被确定没有完成其在《境内增资协议》下第 3.4 条款约定的义务时，境外母公司才能享受此 20.2 款赋予的权利，如发生上述的违约行为，公司可以适时地解除《境内增资协议》。

20.3 The non-defaulting Party may terminate this Agreement subject to the terms of section 20.2 hereof by notifying the defaulting Party in writing and such notice shall take effect at the time of delivery.

守约方可以根据第 20.2 款的规定解除本协议，提出解除协议的守约方应当以书面形式通知违约方，通知在到达违约方时生效。

20.4 The termination of this Agreement pursuant to this Article 20 is without any prejudice to the Investor's rights under this Agreement including but not limited to the right to require the other Parties to pay the Penalty and indemnify any related loss.

据此 20 条，本协议被解除后，不影响投资者本协议下的其他权利，包括但不限于要求其他各方支付违约金和赔偿损失的权利。

20.5 No Party shall transfer all or part of its rights and/or obligations under this Agreement unless the transfer is based on the unanimous consultations of all the Parties and the written agreement signed for the transfer, except as otherwise provided herein.

非经本协议各方协商一致并达成书面协议，任何一方不得转让其在本协议或本协议项下全部和 / 或部分的权利义务。

21. INDEMNIFICATION
赔偿

21.1 The Company, Controlling Shareholder and Foreign Parent hereby undertake to jointly and severally indemnify and hold harmless, and keep indemnified and held harmless on a continuing basis, the Investor against any and all damage, claim, loss or liability outstanding or suffered by the Investor resulting from or by reference to any act, transaction, event, matter or thing entered into or occurring or deemed to occur on, before or after the Listing or as a result of or in connection with (a) the breach of any provision of this Agreement and/or the Onshore Agreement by any party other than the Investor or (b) circumstances which exist prior to the Listing, whether alone or in conjunction with any other event, act or circumstance, in either case whenever occurring irrespective of whether the same shall arise or existed before, at or after the Listing, or (c) the event that Investor suffers any damage, claim, loss or liability resulting due to the fact that the Chinese language of any section in the Onshore Agreement is

not consistent with the English language of such section and whereby such Chinese language is not favorable to Investor and as a result, including in connection with an award against Investor under Article 17 of the Onshore Agreement, the Investor suffers such damage， claim, loss or liability.

公司、控股股东和境外母公司据此承诺对投资者实行连带或单独赔偿，使投资者免于无论上市完成前或完成后因各种行为、交易、事件而产生的或可能产生的应付责任、损失或诉讼，以及无论在上市完成前还是投资完成后因（1）除投资者外的其他各方违反本协议或《境内增资协议》约定而造成的应付责任、损失或诉讼；或是（2）上市前已经存在的事项，无论该事项单独存在或是与其他事项联系在一起而造成的应付责任、损失或诉讼，无论上述其他事项发生在上市完成前、完成时或完成后;或是（3）投资者因为《境内增资协议》中任何部分的中文表达与英文表达不一致，且该部分的中文表达对投资者不利，而给投资者造成的损害，索赔，损失或产生任何的责任，包括境内增资协议第 17 条中对投资者的裁决致使投资者遭受此种损害，索赔，损失或责任。

22. DISPUTE SETTLEMENT
争议解决

22.1 The validity, interpretation and performance of this Agreement shall be governed by the laws of New York without reference to choice of law doctrine that would result in the application of the laws of another jurisdiction.

本协议效力、解释权及执行均由纽约法律支配，选择其他司法法律作为管辖不适用于本协议。

22.2 Any dispute, controversy or claim arising out of or relating to this Agreement, or the breach, termination or invalidity thereof, shall be finally and exclusively resolved by an arbitration tribunal (the "Tribunal") in accordance with the Arbitration Rules of the American Arbitration Association ("AAA") as at present in force. THE DECISION OF THE TRIBUNAL SHALL BE FINAL AND BINDING UPON AND ENFORCABLE AGAINST THE PARTIES HERETO. The arbitration shall take place in New York City, the State of New York and shall be conducted in the English language. The parties hereby submit themselves to the exclusive jurisdiction of the arbitration tribunal in the City of New York, the State of New York under the auspices of AAA. The arbitration shall be conducted by three (3) arbitrators, one to be appointed by the Investor, one to be appointed by the Foreign Parent and a third by the two arbitrators so selected. Each party shall cooperate with the other in making full disclosure of and providing complete access to all information and documents requested by the other party in connection with the arbitration proceedings. Arbitration shall be the sole, binding, exclusive and final remedy for resolving any dispute between the parties; either party may apply to any court of competent jurisdiction in the State of New York for enforcement of any award granted by the Tribunal.

由此协议产生的所有争议、争论及诉讼，或违反、终止、无效，将根据现行的美国仲裁协会的条款由仲裁法庭裁定。仲裁的决定是最终的、有约束力的，并对双方来讲是可执行的。仲裁可在纽约州纽约以英文进行。相关方应按照美国仲裁协会服从仲裁法庭的专属管辖。仲裁应由3位仲裁员执行，分别由投资者、境外母公司、两位仲裁员委派或选定。各方应在充分披露及为仲裁过程相关方提供信息和文件方面上相互合作。仲裁应该为解决各方争议的唯一、有约束力、最终的救济方式；各方可以在纽约内使用合法管辖权来执行法庭的判决。

23. OTHER

附加信息

23.1 The provisions contained in Article 14 of this Agreement, Liabilities and Warranties, shall also include the same liabilities and warranties arising from any of the companies involved in the Restructuring.

本协议第14条的条款，债务和担保应该包括任何参与改组的公司所发生的一样的债务和担保。

23.2 All warranties and obligations contained in Article 17 of this Agreement, will apply equally to all of the companies involved in the Restructuring.

本协议中第17条的担保和义务将适用于所有参与重组的公司。

23.3 For the avoidance of doubt, the provisions in this Agreement which are in the English language are the only provisions which are binding on the Parties hereto. The Chinese translation included herein is meant for convenience only and is not in any way binding on the Parties.

为避免疑义，本协议以英文版为准。中文翻译仅为方便理解，不对对方有约束力。

23.4 In the event of a conflict between this Agreement and the Onshore Agreement, this Agreement shall govern.

如果此协议与《境内增资协议》有异议，则以本协议为准。

23.5 The Company shall cover up to US$25,000 of the legal expenses of Investor, and all other costs, including auditing, shall be covered by the Company. The cost related to capital increase approval, capital verification and auditing, change of industrial and commercial registration for the Company shall be solely borne by the Company.

公司将承担投资者最多 25,000 美元的法律服务费用，及其他费用，包括

审计费用由公司承担。关于增资批复，资本认证及审计费用，工商业登记证明变更等费用都将单独由公司负担。

23.6 After the Registration, the Company/Foreign Parent shall allocate US$200,000 and 200,000 shares in the Foreign Parent for payment of investment relations services for an investment relations firm acceptable to the Investor for a period of two (2) years from date of the Registration.

境外母公司完成登记注册后 2 年内，公司应拨出 20 万美金和 20 万股股份投入到公司境外母公司用来支付投资服务公司。

IN WITNESS WHEREOF, the Parties hereto have executed this document as a deed on August_26, 2011:

以兹证明：双方自 2011 年 08 月 26 日签订并共同执行。

Daqing Hi-tech Hawkland Venture Investment Co. Ltd.
Representative:
大庆高新昊兰创业投资有限公司
法定代表人：

Mr. Wang Yuhu in his own capacity and on behalf of the shareholders of the Company [excluding the Investor] as listed on Annex A to this Agreement

王禹沪 代表自己及本协议附件 A 中列明的公司其他股东（投资者除外）

Heilongjiang Tongyu Pride Aluminum Joint Stock Limited Company
Representative:
黑龙江同禹傲思铝业股份有限公司
法定代表人：

For and on behalf of
Oriental Nonferrous Metals Technology Company Limited

Authorised Signature(s)

Oriental Nonferrous Metals Technology Company Limited
法定代表人：

Annex A
附件 **A**

List of Shareholders

股东列表

Shareholder	Registered capital (million Yuan)	Ratio(%)
Wang Yuhu	26.55	70%
Chen Lihua	1	2.6%
Zang Shaobo	0.43	1.1%
Jiang Chengwei	0.42	1.1%
Cao Benqian	0.5	1.3%
Chen Xuerui	1.61	4.2%
Zhang Ming	0.18	0.5%
Qiu Haibin	2	5.3%
Zhang Su	0.5	1.3%
Zhu Tenghua	0.25	0.66%
Li Hai	0.29	0.76%
Cao Shouhua	0.09	0.24%
Yu Xiying	0.5	1.32%
Zheng Jianguo	0.33	0.87%
Liang Dapeng	0.05	0.13%
Ding Jisheng	0.09	0.24%
He Bozhi	0.02	0.05%
Sun Mingyan	0.1	0.26%
Daqing Hi-tech Hawkland Venture Investment Co. Ltd.	3	7.9%
Total	37.91	100.00%

Annex B
附件 B

Post-Investment Capital Structure of Foreign Parent
境外母公司投资后的资本结构

Shareholders'name:		Shares	Percentage
TONGYU	RTI Investment Holding Corp	5,100,000	51.00%
	Yuhu Wang	1,255,407	12.55%
	Lihua Chen	147,732	1.48%
	Shaobo Zang	61,131	0.61%
	Chengwei Jiang	61,131	0.61%
	Benqian Cao	71,319	0.71%
	Xuerui Chen	234,334	2.34%
	Ming Zhang	25,471	0.25%
	Su Zhang	71,319	0.71%
	Tenghua Zhu	35,660	0.36%
	Hai Li	40,754	0.41%
	Jisheng Ding	15,283	0.15%
	Bozhi He	5,094	0.05%
	Mingyan Sun	15,283	0.15%
	Dapeng Liang	5,094	0.05%
	Shouhua Cao	15,283	0.15%
	Xiyi Yu	71,319	0.71%
	Jianguo Zheng	45,848	0.46%
	Sub-total	7,277,461	72.77%
Hawkland Investments Limited		2,072,539	20.73%
Telver Limited		65,000	0.65%
Wealthlink		585,000	5.85%
Total		10,000,000	100.00%

Schedule 1

附表 1

Onshore Investment Agreement

境内增资协议

ONSHORE INVESTMENT AGREEMENT

境内增资协议

Signed by and among

Daqing Hi-tech Hawkland Venture Investment Co. Ltd.

and

Heilongjiang Tongyu Pride Aluminum Joint Stock Limited Company
(also known as Heilongjiang TYALS Co., Ltd.)

and

Mr. Wang Yuhu

由
大庆高新昊兰创业投资有限公司
与
黑龙江同禹傲思铝业股份有限公司
及
王禹沪
签订

August 26, 2011
Daqing China
2011 年 8 月 26 日
中国大庆

Contents

Investment Agreement
增资协议

This investment agreement (the "Agreement") was made and entered into by and among the following parties in Daqing China on August 26, 2011.
本增资协议由以下各方于 2011 年 8 月 26 日在中国大庆市签订。

Investor: Daqing Hi-tech Hawkland Venture Investment Co., Ltd.
Registered address: No. 101 Keji Road, Daqing Hi-tech Industrial Development Zone, Daqing, Heilongjiang, PRC
投资方：大庆高新昊兰创业投资有限公司
注册地址：中国黑龙江省大庆市高新技术产业开发区科技路 101 号

Controlling shareholder of the Company: Mr. Wang Yuhu on behalf of himself and via proxy on behalf of all shareholders of the Company
ID number: 230124197406087013
公司控股股东（代表其本人，并经公司所有股东授权，代表公司所有股东）：王禹沪
身份证号码：230124197406087013

The Company: Heilongjiang Tongyu Pride Aluminum Joint Stock Limited Company (also known as Heilongjiang TYALS Co., Ltd.)
Registered address: No. 1 Sunshine Avenue, High and New Technology Industrial Development Zone
Legal representative: Mr. Wang Yuhu
公司：黑龙江同禹傲思铝业股份有限公司
注册地址：黑龙江省大庆市高新技术产业开发区阳光大街 1 号
法定代表人：王禹沪

Where each party is referred to respectively as a "Party," and jointly as the "Parties".
本协议中，单独指代协议一方时，简称为"协议方"，共同指代协议各方时，简称为"协议各方"。

Whereas:
鉴于：

1. Heilongjiang Tongyu Pride Aluminum Joint Stock Limited Company is a company (hereinafter be referred to as the "**Company**") established and existing under the laws of the People's Republic of China. The registration place of the Company is Daqing, Heilongjiang Province, PRC and its registered capital is RMB34.91 million.

   黑龙江同禹傲思铝业股份有限公司（以下简称为"公司"）是一家依中华人民共和国法律成立并合法存续的有限公司，注册地在中华人民共和国黑

龙江省大庆市，现登记注册资本为人民币 3491 万元。

2. There are 18 shareholders of record of the Company (the "**Shareholders**"), among which Mr. Wang Yuhu's contribution is RMB26.55 million, accounting for 76% of the registered capital of the Company. Mr. Wang Yuhu is the controlling shareholder of the Company (hereinafter referred to as "**Controlling Shareholder**").

公司现有登记股东共计 18 名（以下简称为“股东”），其中王禹沪先生出资人民币 2655 万元，占公司注册资本的 76%，是公司的绝对控制股东（以下简称为“控股股东”）。

3. The Investor proposes to invest RMB30 million into the Company (the "Investment"), and the Shareholders agree to accept the Investment, whereby the Investor will become a registered shareholder of the Company,

投资者向公司投资人民币 3000 万（以下简称为“投资”），全体股东同意接受该投资，因此该投资者将成为一名公司注册股东。

4. The Company agrees to proceed towards the registration of the Company through the Foreign Parent, as outlined in Schedule 4, with the U.S. Securities and Exchange Commission and listing of its shares on a U.S. stock market or any other stock market designed by the Investor (hereinafter referred to as the "**Listing**").

公司同意通过境外母公司（请见附表 4 之定义）在美国证券交易委员会进行注册，并在美国证券交易市场或其他投资者指定的股票交易市场上市（以下简称“上市”）。

5. Upon receipt of the Investment, the Shareholders agree to increase the registered capital of the Company by RMB3 million accounting for 7.9% of the registered capital of the Company and the remaining RMB27 million of the Investment shall be included in the capital surplus of the Company.

收到投资款后，公司股东同意增加公司注册资本人民币 300 万元，占增资完成后公司总股本(注册资本)的 7.9%；剩余人民币 2700 万元计入资本公积。

6. All the newly increased shares of the Company shall be subscribed by the Investor in accordance with the terms and conditions set forth in this Agreement. After the completion of the registered capital increase, the registered capital of the Company will be RMB37.91 million.

投资者按照本协议签订的条款和条件认购所有新增的公司股份。完成注册

资本的增加后,公司的注册资本将为人民币 3791 万元。

7. The 18 Shareholders of the Company hereby waive their rights of first refusal to subscribe to the newly-increased capital.

公司现有 18 名股东放弃本次增资的优先认购权。

8. This Agreement is entered into by the Parties in conjunction with the Master Investment Agreement entered into by and between Oriental Nonferrous Metals Technology Company Limited, the Investor, the Company and the Controlling Shareholder (the "**Master Agreement**") which is attached as Schedule 4 to this Agreement and which is the overall controlling agreement for the purpose of the Transaction and the Listing.

此投资协议同《主投资协议》具有同等效力（见附件 4），主投资协议由 Oriental Nonferrous Metals Technology Company Limited 公司、投资者、公司和控股股东共同签署（以下简称为"主投资协议"），属于主导性协议，用于此次交易和上市。

9. All of the Company's shares issued to the Shareholders shall be fully and legally pledged to Daqing Zefang Zhirui Co., Ltd. and such pledge shall be filed and documented with the local Business Bureau and relevant Government Authorities.

公司股东所持有的全部股份须完全且合法质押给大庆泽方智睿贸易有限公司，且该质押须在当地工商局和相关政府部门登记。

The Parties reach this Agreement based on friendly consultation in accordance with the stipulations of the Laws of the People's Republic of China.

上述各方根据中华人民共和国有关法律法规的规定，经过友好协商，达成一致，特订立本协议如下条款，以供各方共同遵守。

Article 1 Definition

第一条 定义

1.1. Unless otherwise defined by the context of the agreement, the following terms

2

shall have the meanings defined hereof:

除非本协议文意另有所指，下列词语具有以下含义：

"Accounting Date" "会计日期"	31 December 12 月 31 日。
"Agreement" "本协议"	refers to this Investment Agreement and any supplementary agreements and related files entered into in reference to this Investment Agreement. 指本《境内增资协议》及各方就本《境内增资协议》其他约定事项共同签订的补充协议和相关文件。
"Articles of Association" "章程"	Articles of Association of the Company. 指公司章程。
"Auditor" "审计师"	refers to Crown Horwath LLP or any other reputable Auditor duly qualified and licensed which is acceptable to the Investor. 指浩华会计师事务所或投资者认可的其他具有从业资格和经营执照的审计师事务所或会计师事务所。
"China" "中国"	refers to the People's Republic of China, for the purpose of this agreement, excluding Hong Kong Special Administrative Region, Macao Special Administrative Region and Taiwan. 指本协议中的中华人民共和国，不包括香港特别行政区，澳门特别行政区以及台湾。
"Company" "公司"	refers to Heilongjiang Tongyu Pride Aluminum Joint Stock Limited Company,which is also known as Heilongjiang TYALS Co., Ltd. 指黑龙江同禹傲思铝业股份有限公司。
"Completion of Investment" or "Completion" "投资完成"或"完成"	refers to the Investor having fulfilled its obligations of investing RMB30 Million Yuan in accordance with the stipulations set out in Article 3 of the Agreement herein. 指投资方按照本协议第 3 条的约定完成总额人民币 3000 万元的投资义务。
"Due Diligence" "尽职调查"	refers to the investigations carried out by the professionals appointed by the Investor regarding the finance and legal affairs of the Company for the purpose of the transaction hereof. 指基于本次交易之目的，由投资方委派专业人士对公司在财务、法律等相关方面进行的调查。
"Encumbrance" "权利负担"	refers to any security interest, pledge, mortgage, lien (including but not limited to priority of taxes, right of

revocation and right of subrogation), leasehold, approval, debt burden, preferential arrangement, restrictive commitment, conditions or limitations of any nature, including but not limited to any restriction to the use, vote, transfer, proceeds or the use of any other interest regarding the ownership.
指任何担保权益、质押、抵押、留置(包括但不限于税收优先权、撤销权和代位权)、租赁、许可、债务负担、优先安排、限制性承诺、条件或任何种类的限制，包括但不限于对使用、表决、转让、收益或对其他行使所有权任何权益的任何限制。

"Foreign Parent" "公司境外母公司"
refers to Oriental Nonferrous Metals Technology Company Limited (Cayman), which has been established by the Company (or an affiliate thereof) with purpose of registering with the U.S. Securities and Exchange Commission, becoming a public company, and effecting the Listing.
指公司境外建立的实体公司 Oriental Nonferrous Metals Technology Company Limited (Cayman)，使其在美国证券交易委员会登记并成为上市公司。

"Government" "政府"
refers to any PRC government body or authority required to approve any aspect of the Transaction or otherwise in any way related to this Transaction.
是指任何中华人民共和国政府机关或权威机构对交易的任何方面或其他以任何方式与此相关交易的验证机构。

"Governmental Authority" "政府当局"
refers to any (a) nation, state, region, county, city, town, village, territory, province, district or other jurisdiction of any nature; (b) federal, state, provincial, local, municipal, foreign or other government; (c) governmental or quasi-governmental authority of any nature (including any governmental agency, commission, branch, department, official or other instrumentality and any court, arbitrator or other tribunal); (d) multi-national organization or body; (e) body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power of any nature; (f) self-regulatory organization; or (g) official of any of the foregoing
1. 指的是任何国家,州,地区、县、市、镇、村、地域、省、地区或其他司法机关;
2. 联邦、州、省、地方、市、外国或其他政府;
3. 政府或任何性质的准机关(包括任何政府机构、委员会、分支机构、部门、官员和任何法院或其他仲裁或者其他法庭);
4. 跨国组织或机构;
5. 本身具有行使权或授予行使权的任何行政，司法、立法、警察、监管或税务部门;

6. 自我监管组织;
7. 任何前面提过的机构。

"Holding Subsidiaries" "控股子公司"	refers to all those (i) entities in which the direct or indirect shareholding ratio by the Company equals or exceeds 50% , (ii) entities in which the direct or indirect shareholding ratio by the Company ranks in the first place and, (iii) entities in which the Company has actual effective control power based on the stipulations in the Articles of Association, agreements or contracts. (i)指公司直接或间接持股比例达到或超过 50%的所有被投资企业或公司(ii)直接或间接持股比例达到第一大股东地位的所有被投资企业，(iii)并包括通过公司章程、协议或合同约定具有实际控制权的公司。
"Investment Price" "投资价格"	refers to the investment amount used to purchase 1 Yuan of the newly-increased capital of the Company. In accordance with the Agreement, the Investment Price of the Investor shall be 10 Yuan (purchasing 1 Yuan registered capital). 指认购公司新增发的 1 元注册资本所对应的投资额，也就是公司本次增资价格，依据本协议，投资方的投资价格为 10 元 (购买 1 元注册资本金)。
"Law" "法律"	any law, statute, code, ordinance, regulation, rule, guideline, judgment, decree, court decision or order of any Governmental Authority. 指任何法律、法规、规章、条例、地方性法规、地方性规章、指引、判决、裁定、法院或相关政府部门命令。
"Management" "管理人员"	refers to the senior managers of the Company, (including, but not limited to, the Company's general manager, deputy general manager, secretary, board of directors, chief financial officer, etc.), including the Controlling Shareholder. 指公司的高级管理人员（包括但不限于公司的总经理，副总经理，董事会秘书，董事，财务总监等等）包括控股股东。
"Material Adverse Change" "重大不利变化"	refers to any of the following circumstances, changes or impacts relating to the Company (including its Holding Subsidiaries) or the business of the Company, which solely or together with any other circumstances, changes or impacts relating to the Company, (a) cause or threaten to cause a materially adverse impact upon the Company's business, assets, liabilities (including but not limited to contingent liabilities), operating performance or financial position, or (b) cause or threaten to cause a material adverse impact upon the Company or its current operation, the way it carries out

business operations or the qualifications for carrying out such operation.
指下述涉及公司业务或公司(包括其控股子公司)的任何情况、变更或影响：该情况、变更或影响单独地或与公司的其他任何情况、变更或影响共同地：(a)对业务或公司的资产、负债(包括但不限于或有责任)、经营业绩或财务状况造成或可能造成严重不利影响，或(b)对公司以及其目前经营或开展业务的方式经营和开展业务的资质产生或可能产生严重不利影响。

"Net Assets"
"净资产"

refers to the consolidated net assets of the Company audited by the Auditor with the professional qualifications acceptable to the Investor.
是指公司经由投资方认可的具有专业资格的会计师事务所审计的合并净资产。

"Net Profit"
"净利润"

refers to the consolidated net profit of the Company audited according to U.S. Generally Accepted Accounting Principles by the Auditor (i.e., the net profit after deducting minority interest; in case that non-current profit and loss occurs to the company, the value shall be the smaller value prior to or after deducting non-current profit and loss from the consolidated net profit).
是指公司经由投资方认可的具有专业从业资格的会计师事务所根据美国 GAAP 会计准则审计的归属于公司所有者合并净利润(即扣除少数股东权益以后的净利润，如公司发生非经常性损益，该值为报表合并净利润扣除非经常性损益前后孰低数)。

"Post Registration Public Company"
注册后上市公司

refers to (i) the Foreign Parent which is formed by the merger between the Foreign Parent and a company registered under the 1934 Securities Exchange Act as amended (the "34 Act") or Securities Act of 1933 as amended (the "33 Act") and acceptable to Investor, or (ii) the Foreign Parent if it registers directly with the U.S. Securities and Exchange Commission under the 34 Act or the 33 Act, such election between (i) and (ii) to be made at the direction of the Investor.
指公司境外母公司，由公司境外母公司与根据投资者所能接受的 1934 年的证券交易法案(简称 34 法案)或 1933 年法案（简称 33 法案）已经登记注册的公司合并形成，或者是公司境外母公司依据投资者的指导，根据 34 法案或 33 法案直接向美国证券交易委员会登记注册。

"Post Registration of Foreign Parent"
"境外母公司注册后"

refers to the period encompassing the time following the merger of the Foreign Parent or a direct registration in the U.S. until such time as the Foreign Parent receives formal approval and qualification to issue and list on the designated US market.

此期间自公司境外母公司合并或在美国证券交易委员会登记后至境外母公司正式获准并有资格在指定的交易市场发行并交易股票前。

"Pre-Registration of Foreign Parent" "境外母公司注册前"	refers to the period encompassing the time between the completion of the fund injection into the Company and the completion of the Registration of the Foreign Parent. Completion of Registration of the Foreign Parent shall only be deemed to have occurred upon the formal change of registration with the relevant government authorities. 此期间自投资者增资境内公司成为公司股东后至公司境外母公司注册完成前。各阶段的完成以官方正式的登记变更为准。
"Properties" "物业"	the Owned Properties and the Leased Properties. 指自有物业和租赁物业。
"RMB" or "Yuan" 人民币或元	refers to the lawful currency of the People's Republic of China. 是指中华人民共和国合法货币。
"Service" "服务"	refers to the act of sending written documents by any of the parties of the Agreement in any manner of service as agreed herein. 指按照本协议规定的任何一方以书面形式发出的任何方式的服务。
"Tax" "税务"	all forms of direct and indirect taxation, estate duties, deductions, withholdings, duties, imposts, levies, fees, charges, social security or social insurance contributions and rates imposed, levied, collected, withheld or assessed by any local, municipal, provincial, regional, urban, governmental, state, federal or other body in, the PRC, B.V.I, Cayman or elsewhere and any interest, additional taxation, penalty, surcharge or fine in connection therewith. 包括由中国、英属维京群岛、英属开曼群岛及其他区域内地方、市级、省级、地区、或中央政府等部门直接或间接的征税、房产税、预提税、关税、费用、社会保障和社会保险及其他一些相关的利息、附加税、违约金、附加费、罚金。
"Total Investment Amount" "总投资额"	refers to the amount used by the Investor to purchase the 3 million newly-increased capital, which is RMB30 million. 指投资方购买公司新增 300 万元注册资本所支付的对价，即人民币 3000 万元。
"Trading Market" "交易市场"	NASDAQ Stock Market or the NYSE Amex or any other stock exchange or quotation system designed by the Investor.

纳斯达克证券交易市场或纽约证券交易市场(美国证券交易所)或其他由投资者指定的交易市场或报价市场。

"Transaction"
"本次交易"

refers to (i) the Investor's investment of RMB30 million into the Company, (ii) the subsequent registration of the Investor as a shareholder in the Company and (iii) the increase of capital and shares of the Company.

1. 指投资者本次向公司投资的 3000 万元人民币；
2. 登记注册后投资者成为公司股东；
3. 公司注册资本和股份的增加。

"Transitional Period"
"过渡期"

refers to the period commencing on the date on which this Agreement is signed and ending on the date on which the Investor completes the Investment (the date for the change of industrial and commercial registration due to the new capital increase) in accordance with the deadline specified herein.
指本协议签署之日至投资方按照本协议约定的期限完成投资之日(本次增资的工商变更登记之日)的期间。

"US$"
"美元"

refers to United States Dollars, i.e., the lawful currency of the United States of America.
指美国货币等，美利坚合众国的合法货币。

"VIE Structure"
"VIE 架构"

Refers to the controlling structure between Daqing Zefang Intelligent Trading Co., Ltd. and the Company. By a series of agreements, including exclusive service agreement, call option agreement, voting rights proxy agreement and equity pledge agreement, Daqing Zefang Intelligent Trading Co., Ltd. has acquired the actual control over the Company including shareholders pledging their ownership interest of the Company to Daqing Zefang Zhirui Co., Ltd. which shall be registered with the local Business Administration Bureau within FIVE (5) days from the Completion of the Investment.

指大庆泽方智睿贸易有限公司与公司建立的控制架构。依据大庆泽方智睿与公司签订的一系列协议，包括独家服务协议、购买选择权协议、股东投票权代理协议、股权质押协议，其取得对于公司的实质性控制。其中，包括公司的股东将其股权质押给大庆泽方智睿贸易有限公司，并在本投资完成之日 5 天内将此质押在当地工商局登记。

"Working Day"
"工作日"

refers to the days other than Saturday, Sunday and the legal festivals and holidays stipulated by the government of the People's Republic of China.

指除星期六、星期日和中华人民共和国政府规定的法定节假日以外的日期。

1.2. The headings of the articles of the Agreement are only used for the convenience for reading and shall not influence the interpretation of any provision in the Agreement.

本协议各条款的标题仅为了方便阅读，不应影响对本协议各项条款的理解。

Article 2 Preconditions for Investment

第二条 增资的前提条件

All the Parties hereby confirm that the obligations for the Investor make the Investment pursuant to this Agreement shall be subject to the satisfaction of all the following conditions:

各方确认，投资方在本协议项下的投资义务以下列全部条件的满足为前提：

2.1 Completion of Due Diligence to the full satisfaction of the Investor.

投资者满意的尽职调查的完成。

2.2 The Company having reached an annual net profit of at least RMB24,500,000 in 2010 ("**2010 Net Profit Target**"), and the Controlling Shareholder entering into an undertaking with the Investor to ensure that (i) the Company's GAAP audited net profit result for year 2011 shall be at least RMB35,000,000 ("**2011 Net Profit Target**") and (ii) the Company's GAAP audited net profit result for year 2012 shall be at least RMB40,000,000 ("**2012 Net Profit Target**")， audited by Auditors acceptable to the Investor.

投资方可接受的审计师事务所根据美国通用会计准则（GAAP） 提供的审计结果显示出公司 2010 年的年净利润至少达到人民币 2450 万（大写：贰仟肆佰伍拾万元）（以下简称为"**2010 年目标净利润**"）。此外，公司向投资方保证公司在根据美国通用会计准则审计后的结果显示公司 2011 年的年净利润至少达到人民币 3500 万元（大写：叁仟伍佰万元）（以下简称为"**2011 年目标净利润**"）；2012 年的年净利润至少达到人民币 4000 万元（大写：肆仟万元）（以下简称为"**2012 年目标净利润**"）。

2.3 The certified, audited financial statements of the Company, as produced by the Auditor, are attached hereto as Schedule 6.

审计师制定的审计财务报表，如附表 6。

2.4 The Foreign Parent of the Company has undertaken to either (i) merge with a U.S.

company registered with under the 1934 Securities Exchange Act or Securities Act of 1933 which is acceptable to Investor before September 15, 2011 or (ii) register directly with the SEC. The Company agrees to file a registration statement with the SEC under the Exchange Act or the Securities Act, or to merge with a company registered under the Securities Exchange or the Securities Act so it becomes a reporting company (the "Registration"), as directed by Investor, in either case within forty five (45) days from the date of the Completion of the Investor injecting the funds into the Company.

公司境外母公司应在（i）2011 年 9 月 15 日前与依据 1934 法案或 1933 法案登记的美国公司进行合并；（ii）或直接向美国证券交易委员会申请登记。公司同意在完成资本注入后 45 天内，依据交易法和证券法之规定提交登记声明向美国证券交易委员会申请合并或注册，从而成为一个具有申报责任的公司（"注册登记"）。

2.5 The Company has amended its Articles of Association in accordance with the stipulations of the Agreement, such amendment is duly signed by all the Shareholders of the Company, and such amendment and signing is approved by the Investor in writing. Except as set forth in the foregoing, the Articles of Association of the Company shall not be otherwise amended during the Transitional Period.

公司按照本协议的相关条款修改章程并经公司所有股东正式签署，该等修改和签署需经投资方以书面形式认可；除上述公司章程修订之外，过渡期内，不得修订公司章程。

2.6 With regard to the Transaction, all necessary consents and approvals from the Government, the Company and any other third parties shall be obtained, which includes, without limitation, the adoption of resolutions regarding the capital and share increase under the Agreement and the foregoing amended Articles of Associations or the amendments to the Articles of Association by the board of directors and the general meeting of Shareholders.

本次交易取得政府部门(如需)、公司内部和其它第三方(如需)所有相关的同意和批准，包括但不限于公司董事会、股东大会决议通过本协议项下的增资扩股事宜，及前述修改后的章程或章程修正案。

2.7 The Company and its Controlling Shareholder have fully, truthfully and completely disclosed to the Investor in writing the assets, liabilities and interests of and provision of security to foreign parties by the Company and the all other information relating to the Agreement herein.

公司及控股股东已经以书面形式向投资方充分、真实、完整披露公司的资产、负债、权益、对外担保以及与本协议有关的全部信息；

2.8 During the Transitional Period, (i) no material adverse change has occurred to the operation or the financial standing of the Company (decided by the Investor at its sole discretion), (ii) no event has occurred which may materially affect the Company or Controlling Shareholder's ability to perform their respective obligations, jointly or severally, under this Agreement or the transactions contemplated hereby, and (iii) no profit has been distributed.

过渡期内，（i）公司的经营或财务状况等方面没有发生重大的不利变化(由投资方根据独立判断作出决定)；（ii）没有单独或连带地发生会对公司或控股股东在本协议下或本协议下预期交易产生重大影响的事件；（iii）未进行任何形式的利润分配。

2.9 During the Transitional Period, (i) no Encumbrance has been or was permitted to be created on any asset or property of the Company, (ii) the Company did not directly or indirectly dispose of its major assets by any means and (iii) no major liabilities were incurred or had to be borne by the Company (excluding the disposition of assets and incurrence of liabilities during the ordinary course of its business).

过渡期内，（i）公司未在任何资产或财产上设立或允许设立任何权利负担；（ii）公司没有以任何方式直接或者间接地处置其主要资产；（iii）也没有发生或承担任何重大债务(通常业务经营中的处置或负债除外)。

2.10 During the Transitional Period, no core employees shall be engaged or dismissed and the Company shall not increase or promise to increase the salary, pay, compensation, award, incentive remuneration, pension or other benefits for its employees by more than ten percent (10%).

过渡期内，公司不得聘用或解聘任何关键员工，不应提高或承诺提高其应付给公司雇员的工资、薪水、补偿、奖金、激励报酬、退休金或其他福利且提高幅度在 10%以上。

2.11 As long as the Investor is the shareholder of the Company, none of the shareholders of the Company can or shall transfer or assign all or part of the shares they hold in the Company or create any encumbrance such as pledge upon such shares, without the Investor's written consent, except pledging shares to Daqing Zefang Zhirui Co., Ltd. or the Foreign Parent.

在投资者作为公司股东的期间里，在没有得到投资方的书面同意下，公司现有股东不得转让其所持有的部分或全部公司股权或在其上设置任何质押等权利负担，向大庆泽方智睿贸易有限公司或公司境外母公司质押除外。

2.12 The Shareholders have drafted a resolution to add the Investor as a new shareholder to the Company and appoint Mr. Wang Yuwei or any other nominee designated by the Investor, as a director to the Company, whereby the Investor will retain the right to appoint a Director for as long as its shareholding in the Company is two percent (2%) or more of the Company's total equity.

公司股东已起草了一份增加投资者为公司新股东和任命王玉伟或其他由投资者任命的候选人作为公司董事的决议。此外，只要投资者持有的公司股份达到或超过公司股份的 2%，其就拥有一名董事的任命权。

2.13 The Warranties (as outlined in Schedule 2, the "Warranties") have remained true and accurate in all material respects and are not misleading in any material respect as if repeated at all times from the date of this Agreement up to and including the Completion Date.

从签订本协议起到投资完成时，保证的事项（附件 2 中列明的"保证"）能够保持其在所有重大方面的真实性和准确性，且在重大方面无误导性信息。

2.14 The Investor may waive all or any of the Conditions set out in Section 2 at any time by notice in writing to Company, in the event that the Investor shall waive any of the Conditions pursuant to this Section 2, such waiver shall not imply that the Investor is not relying on the Warranties but rather that it is prepared, in reliance upon the Warranties, to proceed with the Transaction.

投资者可以在任何时间以书面形式告知公司其放弃第二条中的全部或任一条款，如果投资者放弃任何第二部分规定的条款，并不意味着投资者没有以保证事项做为交易的依据。相反，投资者是以保证事项作为继续交易的依据。

2.15 The Company has provided the original copies of the resolutions, amended Articles of Association, amendments to the Articles of Association and other documents adopted by the general meeting of Shareholders to the Investors for written approval after this Agreement is signed and sealed and takes effect and all the terms and conditions specified in this Article 2 of this Agreement have been satisfied.

公司已向投资者以书面形式提供了决议，修改过的章程，章程修正案和其他股东会所采纳的文件的原件，本协议签订盖章生效后，且协议中第二条的所有事项满足后方可生效。

2.16 The Company and the Controlling Shareholder hereby covenant and commit that within ten (10) Working Days of the Completion of the Investment, the Company will obtain full and sufficient insurance coverage covering the

Company's assets and facilities, to the full satisfaction of the Investor.

公司和控股股东同意并承诺在投资完成后的 10 个工作日内，为公司资产和设备购买全面足额的保险，以达到投资者的要求。

2.17 The Master Agreement has been legally executed by and is legally enforceable against the Parties thereto.

《主投资协议》依法由协议各方订立，且对于协议各方具有强制执行力。

Article 3 Subscription of newly-increased registered capital

第三条 新增注册资本的认购

3.1 All the Parties hereby agree that, the investment amount is RMB30 million, and all of the Company's newly-increased registered capital of RMB 3 million shall be subscribed by the Investor, accounting for 7.9% of the total share capital of the Company after the increase.

各方同意，投资方总投资额为人民币 3000 万元，公司本次全部新增 300 万元人民币的注册资本由投资方认购，占增资完成后公司总股本的 7.9%。

3.2 After the Completion of Investment by the Investor, the registered capital of the Company shall be increased from RMB34.91 million to RMB37.91 million. The difference between the Total Investment Amount of the Investor and the newly-increased registered capital of the Company, RMB 27 million, shall be included in the capital surplus of the Company.

投资方投资完成后，公司注册资本从人民币 3491 万元增加至人民币 3791 万元。投资方总投资额高于公司新增注册资本的人民币 2700 万元的余额计为公司的资本公积金。

3.3 After the above capital increase, the capital structure of the Company shall be registered as follows:

增资完成后，公司的股本结构如下图所示：

Shareholder 股东名称	**Registered capital (million Yuan)** 注册资本（百万元）	**Ratio(%)** 股权比例
Wang Yuhu 王禹沪	26.55	70%
Chen Lihua 陈丽华	1	2.6%

Zang Shaobo 臧少波	0.43	1.1%
Jiang Chengwei 姜承伟	0.42	1.1%
Cao Benqian 曹本钱	0.5	1.3%
Chen Xuerui 陈雪蕊	1.61	4.2%
Zhang Ming 张明	0.18	0.5%
Qiu Haibin 秋海滨	2	5.3%
Zhang Su 张塑	0.5	1.3%
Zhu Tenghua 朱腾华	0.25	0.66%
Li Hai 李海	0.29	0.76%
Cao Shouhua 曹守华	0.09	0.24%
Yu Xiying 于喜英	0.5	1.32%
Zheng Jianguo 郑建国	0.33	0.87%
Liang Dapeng 梁大鹏	0.05	0.13%
Ding Jisheng 丁继生	0.09	0.24%
He Bozhi 何博之	0.02	0.05%
Sun Mingyan 孙明艳	0.1	0.26%
Daqing Hi-tech Hawkland Venture Investment Co. Ltd. 大庆高新昊兰创业投资有限公司	3	7.9%
Total	37.91	100.00%

3.4 The Investment Amount shall be paid in one (1) installment to the Company Account, which is RMB 30, 000, 000 Yuan within seven (7) Working Days after the signing of this Agreement, provided that, the preconditions for investment set forth in Article 2 above are satisfied.

支付投资款。在上述第 2 条所述投资前提条件满足的前提下，自本协议签署之日起 7 个工作日内投资者一次性支付全部投资款，即人民币 3000 万元。

3.5 The Parties agree that the "Company Account" specified in Article 3.4 herein refers to the following account:

Account Name：Heilongjiang Tongyu Pride Aluminum Joint Stock Limited Company
Bank Account No.: 1012010200019271
Bank of Deposit: Longjiang Bank, Daqing Branch Management Department

各方同意，本协议第 3.4 条约定的"公司账户"指以下账户：
户 名：黑龙江同禹傲思铝业股份有限公司
银行账号：1012010200019271
开户行：龙江银行大庆分行营业部

3.6 Reserved.（此条款无，保留序号 3.6，以便不影响下述条款之序号）

3.7 The Parties agree that once the Investor has paid all the Investment Amount in accordance with the stipulations specified in Article 3 herein, the Investor has fulfilled its entire obligations under the Agreement.

各方同意，投资方按本协议第 3 条约定支付完总投资额后，投资方在本协议项下的投资义务即告完成。

3.8 The Parties hereby agree that the entire Investment Amount paid by the Investor to the Company shall only be used for the normal operational requirements of the Company or other purposes unanimously approved by the general meetings of the Shareholders (which will include the Investor) and shall not be used (i) to repay the debts of the Company or the Shareholders, (ii) to reimburse non-operating cost or any other operational cost unrelated to the main business of the Company, (iii) entrusted for finance management, entrusted loans or futures trading, (iv) pay any dividends to the Shareholders or (v) any other activity not approved in writing by the Investor.

各方同意，投资方对公司的全部投资仅限用于正常经营需求或经公司股东会（包括投资方在内）一致通过批准的其他用途，不得用于（i）偿还公司或股东债务等其他用途；（ii）也不得用于非经营性支出或与公司主营业务不相关的其他经营性支出；（iii）不得用于委托理财、委托贷款和期货交易；（iv）不得用于付给股东的任何性质的股息或（v）没经投资者书面同意的其他活动的支出。

3.9 The Parties hereby agree that, in the event that a restructuring of the Company and change of the VIE Structure is required to better comply with U.S. Laws and additional capital is required to be paid to the Shareholders, such payment shall not exceed US$1. In the event that such additional capital must exceed US$1 in order to comply with PRC laws, such payments in excess of US$1 shall be returned to the Company. The Shareholders shall not have any right to receive such funds and the Company shall not distribute any of such funds to them.

各方同意，如果根据美国相关规则的要求，公司需要重组并改变 VIE 架构，需要支付额外的资金给公司的股东，上述资金不得超过 1 美元。如果根据中国法律的要求，上述资金超过 1 美元，超出的资金必须返还给公司。公司所有股东，包括控股股东无权获得上述资金，同时公司也不得将上述资金分配给股东们。

3.10 All of the Company's shares issued to the Shareholders shall be fully and legally pledged to Daqing Zefang Zhirui Co., Ltd. and such pledge shall be filed and documented with the relevant Government Authority within five (5) days from

Completion of the Investment and a proof of such pledge received from the relevant Government Authority shall be provided to Investor to Investor's full satisfaction.

所有股东持有的全部公司股份应完全且合法地质押给大庆泽方智睿贸易有限公司，该质押须在投资完成后 5 日内在相关政府部门做质押登记。上述质押登记完成后的相关文件，应提交给投资者，达到投资者的要求。

Article 4 Change of Registration Formalities

第四条 变更登记手续

4.1 All the Parties hereby agree that the Company shall be responsible for appointing an accounting firm with the related qualifications to verify the investment made by the Investor and issue the related capital verification report, and the Company shall issue an investment certificate to the Investor based on such capital verification report. At the same time, the Company shall register the Investor in the register of stockholders as a shareholder of the Company. The Company shall also be responsible for effecting the corresponding formalities for the change of industrial and commercial registrations.

各方同意，由公司负责委托有资质的会计师事务所对投资方的投资进行验资并出具相应的验资报告，并依据验资报告由公司向投资方签发并交付公司出资证明书，同时，公司应当在公司股东名册中将投资方登记为公司股东。由公司负责办理相应的工商登记变更手续。

4.2 The Company undertakes to complete the capital verification and effect the formalities for the change of industrial and commercial registrations in accordance with the provisions herein within thirty (30) Working Days after the Investor pays the total Investment Amount into the Company Account.

控股股东承诺，在投资方将总投资额支付至公司账户之日起的 30 个工作日内，按照本协议的约定完成相应的公司验资、工商变更登记手续。

4.3 In case that the Company fails to complete the capital verification and effect the formalities for the change of industrial and commercial registrations in accordance with the provisions of Articles 4.1 and 4.2, and such failure is not remedied within thirty (30) Working Days (excluding the circumstances due to Government or force majeure), the Investor is entitled to issue a written notice to terminate the Agreement, and the Company shall refund to the Investor the entire Investment Amount in cash, plus a further cash amount equivalent to 10% of the

Investment Amount, within fifteen (15) Working Days of the Company's receipt of such notice. The Controlling Shareholder of the Company shall personally guarantee the Company's obligation pursuant to this Section 4.3 unless the Investor waives such requirement in a signed writing.

如果公司未按 4.1 和 4.2 条约定按时办理相关验资和工商变更手续，且逾期超过 30 个工作日仍未办理相应的工商变更登记手续(由于政府方面原因或不可抗力的因素情形除外)，投资方有权以书面通知的形式提出终止本协议，公司应于本协议终止之日起 15 个工作日内退还投资方已经支付的投资额，并额外返还投资者投资款的 10%。公司控股股东对公司上述款项的返还承担连带责任。除投资方签署的书面同意豁免的情形外。

4.4 All the expenses for effecting the formalities for the change of industrial and commercial registrations or filing formalities shall be borne by the Company.

办理工商变更登记或备案手续所需费用由公司承担。

4.5 For so long as the Investor has a two percent (2%) or more equity share in the Company, it shall be afforded the right to appoint one (1) director to sit on the Board of Directors, with equal voting rights to other Directors. Immediately upon the Completion of Investment, Mr. Wang Yuwei shall be appointed by the Investor as a director of the Company.

只要投资者在公司的持股比例达到或超过 2%以上，就有权任命公司的一名董事，此董事享有和其他董事同等的表决权利。完成投资后，投资者提名的王玉玮先生应立刻被任命为公司的一名董事。

4.6 The Company shall appoint an English-speaking qualified Chief Financial Officer or Vice President of Finance ("**CFO**"), acceptable to the Investor, who shall have at least 5 years of relevant experience and understanding of U.S. GAAP, within thirty (30) days from Completion of Investment. The Company shall allocate US$120,000 for payment of salary and benefits in first year of employment to such CFO.

在投资完成之后的 30 天内，公司应聘任一名能够以英语为工作语言，有 5 年相关经验，熟悉美国通用会计准则，并被投资方认可的财务总监或财务副总（以下简称为"**CFO**"），公司应准备支付其第一年的年薪约为 120,000 美元。

Article 5 Business Objective

第五条 经营目标

5.1 The Controlling Shareholder and the Company hereby certify that the audit attached hereto as Schedule 6 is true and correct in all material respects as of the date hereof. The Controlling Shareholder and the Company jointly covenant and agree, and shall assure the Investor, that the Company's GAAP audited net profit result for year 2011 and 2012 shall meet or exceed 2011 Net Profit Target and 2012 Net Profit Target, respectively. The auditing costs and all payment to the Auditors in connection with this Article 5.1 shall be borne by the Company.

控股股东及本公司特此证明，审计所附附表 6 的条款是真实的，准确的。控股股东及本公司联合声明，同意并向投资者保证，本公司的通用会计准则经审计的 2011 年和 2012 年净利润的结果应分别达到或超过 2011 年和 2012 年的净利润指标。审计成本及所有与本第 5.1 条相关的支付给审计人员的费用应当由公司承担。

5.2 The Controlling Shareholder guarantee that the Power Supply Agreement attached to this Agreement as Schedule 7 is fair to the Company and shall continue in full force and effect for no less than ten (10) years from the Completion of Investment in a form satisfactory to the Investor.

控股股东保证附表 7 中的《供热合同》对公司是公平的，并且在投资完成后的 10 年时间里合法有效，且达到投资的要求。

5.3 The Company and the Controlling Shareholder (in addition to the Foreign Parent) covenant, commit and agree to cause the Post Registration Public Company to use best efforts to maintain the listing and trading of its common stock or ordinary shares as applicable ("**Common Stock**") on the Trading Markets.

公司和控股股东（包括境外母公司）承诺，并同意尽最大努力使注册后的公众公司保持在国家认可的交易市场的挂牌和普通股票（以下简称为“普通股”）的交易。

5.4 The Company and the Controlling Shareholder (in addition to the Foreign Parent) shall cause the Post Registration Public Company to use best efforts and take all action reasonably necessary to continue the listing and trading of its Common Stock on the Trading Market on which the Common Stock is currently listed or quoted and will comply in all respects with the Companies' reporting, filing and other obligations under the bylaws or rules of each such Trading Market.

公司和控股股东（包括公司境外母公司）应该使注册后的公众公司尽全力采取必要的措施保证普通股票在交易市场的持续挂牌交易，保证上市公司遵守相应市场的公告和披露责任，以及法律规定的和交易市场规定的其他一些责任。

5.5 The Company and the Controlling Shareholder (in addition to the Foreign Parent) shall cause the Post Registration Public Company to make best efforts to list its shares of Common stock on either the NASDAQ Stock Market or the NYSE Amex or any other Trading Market as soon as practicable, and take all required actions and steps in order to effect such listing.

5.6 公司和控股股东（包括公司境外母公司）应使注册登记后的公众公司尽力采取一切有效的办法使注册的普通股票在美国纳斯达克（NASDAQ）或纽约证券交易市场美国证券交易所（NYSE Amex）或其他交易市场上市，同时为了上市，采取一切所需的行动和步骤。

Article 6 Corporate Governance

第六条 公司治理

6.1 All the Parties hereby undertake to ensure that the qualifications of all the directors, supervisors and senior Management shall comply with the requirements of all applicable laws. In the event any director or supervisor of the Company nominated by any of the foregoing parties resigns or is removed from his or her position, such party nominating the foregoing director or supervisor shall nominate a successor and all of the Parties hereby agree to vote in favor of such nomination by such party at the related general meeting of shareholders of the Company.

各方同意并保证，所有公司董事、监事和高级管理人员的任职资格均应当符合有关法律法规的规定，不应具有对公司后续上市构成障碍的情形。当上述任何一方提名的董事、监事辞任或者被解除职务时，由提名该名董事、监事的一方继续提名继任人选，各方并应保证在相关股东大会上投票赞成该等人士担任公司董事、监事。

6.2 The appointment, engagement or removal of any of the Auditor, CFO or legal counsel to the Company shall require the approval of the Investor.

审计师、公司财务总监和公司法律顾问的聘请和解聘均须获得投资者的同意。

6.3 For a period of two (2) years after the Completion of the Investment none of the Company, Foreign Parent or the Post Registration Public Company shall take any of the following actions without the explicit written consent of the Investor.

投资完成后的两年内，本公司及公司境外母公司或注册后的公众公司均不

得在未经投资者明确书面同意情况下采取以下操作：

6.3.1 Increase or reduce the registered capital of the Company and/or Foreign Parent.
增加或减少本公司和/或境外母公司公司的注册资本；

6.3.2 Effect any combination, division, acquisition, dissolution, liquidation or change its corporate form and/or undertake reverse or forward splits or reclassifications of the Common Stock.
公司合并、分立、被收购、解散、清算或者变更公司形式，或者对普通股票收回、拆分、重新分类；

6.3.3 Change its business scope, main business or business activities.
变更公司业务范围、主营业务和／或业务活动；

6.3.4 Dispose of (including purchase and disposition) major assets with the value exceeding $1,000,000.
并购和处置(包括购买及处置)超过 100 万美元的公司或资产；

6.3.5 Purchase, sell, lease or otherwise dispose of intellectual property rights such as trademark, patent, know-how with the value exceeding $1,000,000.
超过 100 万美元的商标、专利、专有技术等知识产权的购买、出售、租赁及其它处置；

6.3.6 pledge or guarantee a bank loan for an amount exceeding US$1,000,000, or an increase any existing obligation by more than US$1,000,000 in the aggregate.
公司向银行或其它债权方借款的总额超过 100 万美元，或新增的借款累计超过 100 万美元；

6.3.7 Provide security to foreign parties with the total amount exceeding US$500,000.
提供超过 50 万美元的对外担保

6.3.8 Provide any loan to foreign parties in excess of $500,000.
提供超过 50 万美元的对外贷款

6.3.9 Supplement, amend or delete any provision of its respective organizational documents, alter the rights, obligations or duties of any shareholder or effect any dilution the shareholding ratio of any shareholder.
对公司文件相关条款的增补、修改或删除：改变或变更任何股东的权利、义务或责任，或稀释任何股东的股权比例的任何修订；

6.3.10 Declare or pay any dividend or other distributions or any alter its dividend policy.
股息或其它分配的宣告和派发及公司股息政策的任何改变；

6.3.11 File or conduct any lawsuit or arbitration with the amount of $1,000,000.
提起或和解金额超过 100 万美元的任何重大法律诉讼、仲裁；

6.3.12 Engage or replace its auditor.
雇佣或更换审计师

6.3.13 Establish a subsidiary, joint venture, partnership enterprise or foreign investment with the value of equity participation or controlling shares exceeding RMB4 million or to dispose of the foregoing amount of investment by transfer, capital increase or other means.
设立超过人民币 400 万元的参、控股子公司、合资企业、合伙企业或对外投资，或以转让、增资或其它形式处置上述单位的投资；

6.3.14 Make any capital expenditure with the total amount of more than 10% of the approved annual budget (other than as set forth in the approved annual budget).
超过经批准的年度预算 10%的资本性支出(经批准的年度预算额度外)；

6.3.15 Take any action relating to the listing plan of the Company and/or Foreign Parent.
采取任何有关本公司和/或境外母公司公司上市计划的行动；

6.3.16 Formulate or commence a new financing plan of the Company and/or Foreign Parent, excluding the financing whose conditions are more favorable for the Company than those for this Investment by the Investor.
公司新的融资计划，但新的融资条件不低于本轮融资条件的除外；

6.3.17 Appoint or remove any member of senior Management, such as the general manager, deputy general manager, secretary of board of directors, chief financial officer, etc.
聘任或解聘公司总经理、副总经理、董事会秘书或财务总监等公司高级管理人员。

6.3.18 Adopt or amend standard employment contract or remuneration and benefit plan for senior Management.
采纳或修改标准雇佣合同或高管薪酬和福利计划。

6.3.19 Execute or amend any employee option plan, senior Management option incentive plan.
制定或修订任何雇员期权计划、高管期权激励计划或方案

6.3.20 Enter into any profit allocation plan, distribution or dividend agreement.
订立任何利润分配方案，分配股利或协议。

6.3.21 Take any other action that may cause a material impact upon the production, operation, performance, goodwill, reputation and assets of the Company, the Foreign Parent or the Post Registration Public Company.
采取任何可能影响生产，经营，业绩，信誉，声誉及本公司资产，境外母公司公司或注册后公众公司的行动。

6.3.22 Take any action with respect to registration with the SEC or listing or offering shares on any capital market and any and all related transactions.
一切与在美国证券交易委员会注册和在任何资本市场上市有关

的交易活动。

6.3.23 Enter into conflict/related party transactions of any nature.
卷入任何性质的交易冲突和关联交易。

6.3.24 Admission of new equity or convertible loan investors.
接受新的股权投资或可转股权的（债转股）投资。

Not withstanding the foregoing, as long as the Investor is the shareholder of the Company, for the matter of 6.3.1, 6.3.2, 6.3.3, 6.3.10, 6.3.13, 6.3.14, 6.3.15, 6.3.16, 6.3.22, 6.3.23, 6.3.24 none of the Company, Foreign Parent or the Post Registration Public Company shall take any actions without the explicit written consent of the Investor, as long as the VIE Structure is not collapsed, which means that the shares of Company are not 100% held by the Foreign Parent.

除上述约定外，只要投资者是公司的股东，且 VIE 结构未被解除，也就是公司境外母还未 100%持有公司股份，对于上述第 6.3.1、6.3.2、6.3.3、6.3.10、6.3.13、6.3.14、6.3.15、6.3.16、6.3.22、6.3.23、6.3.24 款的事项， 在没有得到投资方明确的书面同意下，公司、公司境外母公司或注册后的公众公司不得采取任何行动。

6.4 As a general matter, the Company shall not enter into conflict transactions of any nature. In the event that conflict transactions are unavoidable, the Shareholders or directors related to such conflict transactions shall abstain from voting with respect thereto and such conflict transactions shall be put to vote by the uninterested Directors or Shareholders and fully and timely disclosed to the Investor.

公司原则上不得进行任何类型的关联交易。如存在无法避免的关联交易，该等关联事项所涉关联股东或董事应回避表决，由非关联方股东或董事决议同意通过。同时，全部并及时地向投资者披露。

6.5 The Company shall make available to the Investor all information relating to the finance, management, operation, market and other data of the Company, and the Investor has the right to offer suggestions to the Management of the Company and listen to reporting of the Management. The Company shall provide the Investor in a timely manner with the following data and information:

投资方享有作为股东所享有的对公司经营管理的知情权和进行监督的权利，投资方有权取得公司财务、管理、经营、市场或其它方面的信息和资料，投资方有权向公司管理层提出建议并听取管理层关于管理事项的汇报。公司应按时提供给投资方以下资料和信息：

6.5.1 Quarterly management accounts, including income statement, balance sheet and cash flow statement, within thirty (30) days after the last day of each calendar quarter;
每日历季度最后一日起 30 日内，提供季度合并管理账，含利润表、

资产负债表和现金流量表；

6.5.2 Annual consolidated management accounts of the Company within forty five (45) days after the end of each calendar year, provided that the Investor shall have the opportunity to discuss with the management accounts of the Company within thirty (30) days after the Investor's receipt thereof.

每日历年度结束后 45 日内，提供公司年度合并管理账。在投资方收到管理账后的 30 天内，提供机会供投资方与公司就管理账进行讨论及审核；

6.5.3 Annual consolidated audited accounts of the Company within one hundred and twenty (120) days after the end of each calendar year.

每日历年度结束后 120 日，提供公司年度合并审计账；

6.5.4 Annual business plan, annual budget and projected financial statements of the next year at least thirty (30) days prior to the end of each fiscal year.

在每日历 / 财务年度结束前至少 30 天内，提供公司下年度的年度业务计划、年度预算和预测的财务报表；

6.5.5 Other statistical data, financial or transactional information in the format as required by the Investor, so as to ensure that the Investor is properly notified to protect its own interest.

按照投资方要求的格式提供其它统计数据、其它财务和交易信息，以便投资方被适当告知公司信息以保护自身利益。

6.6 The Investor hereby agrees to keep confidential all the information relating to the Company it has received and shall not disclose such information of the Company to any third party in writing or by oral means without the written consent of the Company other than in connection with the exercise of the Investor's right pursuant to this Agreement (including, without limitation, the authorization by the Investor of a third party to conduct due diligence).

投资方承诺并保证对所获取的公司的全部信息承担保密义务，非经公司书面同意，不得将所知悉的公司全部信息以书面或口头等方式披露给其他任何第三方，但投资方为行使本合同项下权利或委托第三方尽职调查除外。

6.7 Nothing in Section 6.6 shall prevent the Investor from using or disclosing any of the confidential information described above which: (i) is already known by Investor at the time it is disclosed to it; (ii) has been rightfully received by Investor from a third party without a breach of an obligation of confidentiality hereunder; (iii) is in the public domain through no wrongful act of Investor; or (iv) is independently developed by Investor without use, directly or indirectly, of the confidential information.

第 6.6 节规定内容不妨碍投资者对以下机密内容的使用和披露：（i）披露时投资者已知的信息；（ii）在未违反保密协议的情况下，所正当接收的来自第三方的文件；（iii）在公共领域投资者正当接受的；（iv）投资者独立获取的

信息，未直接或间接地使用机密信息。

Article 7 Share Repurchase and Transfer

第七条 股权的回购及转让

7.1 Except as explicitly set forth herein, upon the occurrence of any of the following circumstances, the Investor is entitled to sell to the Company or Controlling Shareholder all the shares of the Company held by the Investor for 110% of the Investment Amount:

除明确规定外，有下列情形之一的，投资者有权以投资总额110%的价格向公司或控股股东出售所有投资者持有的全部公司股份：

7.1.1 If, for any reason (including, for the avoidance of doubt, the inadequacy of the operational performance of the Company for issuing and transacting shares on the open market, the failure due to a lack of standardization with regard to the historic evolution of the Company or the grave error and operational fault committed by the Controlling Shareholder participating into the operation of the Company), the Company is unable to (i) complete the Registration and issue and to file a registration statement with the U.S. Securities and Exchange Commission prior to September 15, 2011 or (ii) issue and transact shares on open markets before December 31, 2011, provided that the Investor shall not exercise such right in the event that the Company has presented written documents certifying that the applications for issuing and transacting shares on open markets have been submitted to Securities and Exchange Commission and the application is still in the valid and reasonable period for examination and approval and have not yet been rejected or disapproved;

不论任何主观或客观原因，公司的境外母公司不能（i）在2011年9月15日前向美国证券交易委员会登记注册；（ii）2011年12月31日前实现在公开市场发行交易股票，该等原因包括但不限于因经营业绩方面不具备在公开市场发行交易股票条件，或由于公司历史沿革方面的不规范未能实现上市目标，或由于参与公司经营的控股股东存在重大过错、经营失误等原因造成公司无法上市等。若公司提供书面资料证明确已向美国证监会申报在公开市场发行交易股票的申请材料，且在审批期间的，投资方不得行使回购权，而若美国证监会作出不予核准在公开市场发行交易股票的决定后，则投资方可以继续行使其回购权；

7.1.2 In the event any other shareholders of the Company exercise any right to cause the Controlling Shareholder to repurchase their shares;

其他股东按约定要求控股股东回购其股权时；

7.1.3 The Controlling Shareholder or Company has materially breached any of the provisions set forth in this Agreement and the Agreement is terminated by the Investor pursuant to Article 15 herein;

控股股东或公司实质性违反本协议及附件的相关条款，投资者根据本协议第 15 条终止本协议；

7.1.4 The Company's interest is seriously damaged caused by the Controlling Shareholder and the Company, including but not limited to the circumstances such as the Company's failure to inform the Investor in writing of the large sum unrecorded cash sales as of the date the Agreement herein is signed;

控股股东和公司出现重大诚信问题严重损害公司利益，包括但不限于公司出现截止本协议签署之日尚未书面告知投资方的大额账外现金销售收入等情形；

7.1.5. The ownership of the effective assets (including land, house or equipment) of the Company are no longer possessed by or threatened to be deprived of as a result of the exercise of mortgage rights or the implementation of auction and effective measures are not taken to solve such issue within reasonable time period (no more than three (3) months);

公司的有效资产(包括土地、房产或设备等)因行使抵押权被拍卖等原因导致所有权不再由公司持有或者存在此种潜在风险，并且在合理时间内(不超过三个月)未能采取有效措施解决；

7.1.6. The ownership of the shares held by the Controlling Shareholder in the Company is materially transferred or threatened to be transferred for any reason, including, without limitation, the exercise of mortgage rights;

控股股东所持有的公司之股权因行使质押权等原因，包括但不限于所有权发生实质性转移或者存在此种潜在风险；

7.1.7 The scope of production, operation and business of the Company is materially altered without the Investor's consent;

未经投资方同意，公司的生产经营、业务范围发生实质性调整；

7.1.8. Other circumstances under which the continuous holding of the shares of the Company will cause heavy loss to the Investor or the inability to realize its investment expectations due to the reasons such as the Controlling Shareholder's unequal and unfair treatment of the Investor based on common sense, rational or reasonable judgment.

其它根据一般常识性的、合理的以及理性的判断，因投资方受到控股股东不平等、不公正的对待等原因，继续持有公司股权将给投资方造成重大损失或无法实现投资预期的情况。

7.2 The purchase price for share repurchase provided in Section 7.1 above shall be paid in cash within one (1) month after the delivery by the Investor of a written request for repurchasing by registered mail, fax, EMS or in the way of a lawyer's letter.

本协议项下的股权回购均应以现金形式进行，全部股权回购款应在投资方发出书面回购要求之日起 1 个月内全额支付给投资方，回购价格在 7.1 中体现。该书面回购要求可选择传真、特快专递、律师函等形式发出。

7.3 In the event that the Company's act of repurchasing the shares from the Investor is legally restricted, the Controlling Shareholder shall repurchase the shares of the Company held by the Investor at the purchase price set forth in Section 7.1 hereof with self-possessed fund or the fund raised by such Controlling Shareholder from other legal channels.

如果公司对投资方的股权回购行为受到法律的限制，控股股东应作为收购方以 7.1 部分中规定回购价格，应以其自有资金或从其他合法渠道筹措的资金收购投资方持有的公司股权。

7.4 The Controlling Shareholder hereby guarantees that, in the event the Investor requires the Company or the Controlling Shareholder to repurchase all or part of the shares it holds in the Company in accordance with the requirements set forth in this Article 7 herein, or transfer all or part of the shares it holds in the Company in accordance with the requirements set forth in this Article 7, the Controlling Shareholder shall use best efforts to cause the Board of Directors and the General Meeting of Shareholders of the Company to approve the repurchase or transfer by voting at the corresponding meetings of the Board of Directors or Shareholders and execute all the necessary legal documents.

控股股东在此共同连带保证：如果投资方根据本协议第 7 条要求公司或控股股东回购其持有的公司全部或者部分股权，或者根据本协议第 7 条要求转让其所持有的公司全部或者部分股权，控股股东应促使公司的董事会、股东会同意该股权的回购或转让，在相应的董事会和股东会上投票同意，并签署一切需要签署的法律文件。

Article 8 Restrictions for the access of new Investors

第八条 新投资者进入的限制

8.1 All the Parties agree that, for as long as Investor is shareholder of the Company, the Company shall not admit any new shareholders other than through the Foreign Parent without the consent of the Investor. It is agreed that this right of the Investor is in addition to any rights granted to the Investor under Article 6 hereto and under the Master Agreement.

各方同意，投资者作为公司股东期间，不经投资者的准许，公司不得引进任何新的投资者，除非是通过境外母公司引进的。各方同意，将此款所述权利授予投资者作为本协议第 6 条及《主投资协议》之补充。

8.2 As long as the Investor is a shareholder of the Company and/or Foreign Parent, the Investor will be entitled to "piggyback" registration rights on all registration statements of the Company, Foreign Parent, or the Post Registration Public Company.

投资者作为公司和/或境外母公司股东期间，对于公司和境外母公司及其合并后的公众公司的一切登记，投资者享有附属登记权。

Article 9 Liabilities and Warranties

第九条 责任与保证

9.1 The Controlling Shareholder and the Company represent and warrant that the Company did not sign any document for providing any shares to any third party and does not have any undisclosed debts except those that have been disclosed to the Investor. In the event that the Company has any undisclosed or contingent liabilities, such liabilities shall be borne by the Controlling Shareholder. In the event that the Company undertakes to liquidate the foregoing liabilities in advance, and such liquidation causes a loss for the Company, the Controlling Shareholder shall fully indemnify the Company against all the loss within five (5) Working Days after the actual occurrence of such loss. The Controlling Shareholder shall use the dividend it obtained from the Company or the fund it raised from other legal channels to fulfill the obligations of indemnification.

控股股东及公司承诺并保证，除已向投资方披露之外，公司并未签署任何有关提供给第三方股份的担保性文件，亦不存在任何其他未披露的债务。如公司还存在未披露的债务或者其他债务，将由控股股东承担。若公司先行承担并清偿上述债务，因清偿造成的损失，控股股东应在实际发生损失的 5 个工作日内对公司进行赔偿。控股股东应以其从公司取得的分红或从其他合法渠道筹措的资金履行赔偿义务。

9.2 In the event that any tax payable or a liability to pay tax has arisen by the Company or the Controlling Shareholder that has not been paid prior to the date of the Investment, such tax shall be paid by the Controlling Shareholder.

在投资期限前公司或控股股东引发的应缴税款或债务，如税金，应当由控股股东支付。

Article 10 Non-competition

第十条 竞业禁止

10.1 From the day of signing the Agreement herein and for as long as the Investor is a shareholder of the Company, the Controlling Shareholder shall not participate (including but not limited to as a Shareholder, partner, director, supervisor, manager, office worker, agent or consultant) in any a operational entity producing the same or similar products or conducting competitive business activities with the Company without the written consent of the Investor. None of the Controlling Shareholder, the Management or any shareholder of the Company holding more than one percent (1%) of the total outstanding shares of the Company shall work concurrently in the enterprises in the same or any related industry.

自本协议签订之日起，只要投资者是本公司股东，没有投资者的书面同意书，控股股东不得单独设立或以任何形式(包括但不限于以股东、合伙人、董事、监事、经理、职员、代理人、顾问等身份)参与设立新的生产同类产品或与公司业务具有竞争性质的其他经营实体，作为管理层的公司股东或控股股东以及持有公司股份超过 1%流通股的股东不得在同行业或相关行业的企业兼职。

10.2 The Controlling Shareholder and the Company undertake to cause each of the Management staff and core business staff of the Company to execute a non-competition agreement with the Company (see Schedule 5). The terms and conditions and form of such agreement shall be formulated to the satisfaction of the Investor and shall at least include the following content: during their term of office, the staff of the Company shall not by any means to engage in or help any other person to engage in any business activities that may be competitive to the Company and shall not work in any enterprise related to the business of the Company within two (2) years after leaving the Company. In addition, it shall be stipulated that during the staff's term of office they shall not work on a part-time basis in any other company or profit-making organizations.

控股股东和公司承诺，应促使公司主要管理人员和核心业务人员与公司签订《竞业禁止协议》(见附表 5)，该等协议条款和形式应令投资方满意并且至少包括以下内容：在任职期间内不得以任何形式从事或帮助他人从事与

公司形成竞争关系的任何其它业务经营活动，在离开公司 2 年内不得在与公司经营业务相关的企业任职；另外还应约定在任职期间不得在其他任何公司或营利性组织中兼职。

Article 11 Connected Transaction and Horizontal Competition

第十一条 关联交易和同业竞争

11.1 All the Parties agree that after the execution of the Agreement, the Company and the Foreign Parent shall gradually reduce connected transactions before 1st September 2011. For the purposes of this Article 11, "connected transactions" will include any related party transactions or transactions between any of the Company, the Foreign Parent and any shareholder or any affiliate of any shareholder. In the event that a particular connected transaction is unavoidable, the related party shall sign the related agreement based on market price and the principle of fairness and equity, so as to specify rights and obligations and go through the internal decision-making procedures based on the stipulations in the Articles of Association and the related systems and the Company may not execute the related agreement without the consent of the Investor.

各方同意自协议执行起公司及公司境外母公司应在 2011 年 9 月 1 日之前减少关联交易。第 11 条目的在于，"关联交易" 将包括公司，公司境外母公司和股东或任何附属公司股东之间的关联交易。对于不可避免的关联交易，相关当事人应当根据市场价格，公平和公正的原则签订相关协议，以指定权利与义务。在公司未经投资者允许的情况下，公司内部基于协议和相关体系实行的决定无法执行。

11.2 All the Shareholders guarantee that they will not use or occupy the Company's assets without fair and adequate compensation. In case of occupying or using the Company's assets without fair and adequate compensation, the Shareholders occupying or using such assets shall pay one hundred and twenty percent (120%) of the market fair value of such assets to the Company as the consideration (from the day of actual occupancy or use of the Company' assets to the day such occupancy or use is terminated).

各股东承诺，不无偿占有、使用公司财产。任何一方无偿占有、使用公司财产的，由无偿使用的股东按市场公允价(自实际占有、使用公司财产之日起至停止占有、使用之日止)的 120%支付使用对价给公司。

11.3 All the Shareholders promise not to conduct any connected transaction that may damage the interest of the Company during the period they are a shareholder. In case of the occurrence of such transaction, such Shareholders shall fully indemnify the Company against the loss arising thereof.

各股东承诺，在持股期间不发生损害公司利益的关联交易行为，如发生上述行为应全部负责赔偿对公司造成的损害。

11.4 All the Parties shall be prudent enough to timely prevent the Shareholders, directors, managers and other members of the Management from conducting any act of horizontal competition, non-competition and connected transaction that may violate the Company Law and the Articles of Association of the Company and shall timely notify any other Party of the foregoing. As for the connected transaction complying with the Articles of Association of the Company and approved by the competent department of the Company, the Company shall timely notify other Parties of the price and pricing basis. The vote regarding connected transaction shall be strictly implemented in accordance with the related shareholder and related directors challenge system specified in the Company Law and the Articles of Association of the Company.

各方将尽审慎之责，及时制止公司股东、董事、经理及其他高级管理人员违反《公司法》及公司章程的同业竞争、竞业禁止、关联交易行为，并将上述情形及时通知其他各方。对于符合公司章程并经公司权力机构决议通过的关联交易，公司应及时将定价及定价依据通知各方；涉及关联交易的表决须严格按照《公司法》及公司章程关于关联股东和关联董事回避制度相关规定执行。

Article 12 Warranties

第十二条 保证

12.1 The Company and Controlling Shareholder jointly and severally represents, warrants and undertakes to the Investor that, save as disclosed in writing thereto, each of the statements set out in Schedule 2 is now and will at the Completion date be true and accurate in all material respects. The provisions of this Article 12 shall continue in full force and effect notwithstanding Completion of the Investment.

本公司与控股股东单独并连带向投资者声明并保证，所有列于附表 2 的相关陈述都是真实、有效和准确的。即便投资完成后第 12 条的规定也将有效。

12.2 The Warranties are given subject to the matters fairly and specifically disclosed in the disclosure schedule set out in Schedule 3 (the **"Disclosure Schedule")** but no information relating to the Company of which the Investor has knowledge (actual or constructive) and no investigation by or on behalf of the Investor shall prejudice any claim made by the Investor under the Warranties or

operate to reduce any amount recoverable, and liability in respect thereof shall not be confined to breaches discovered before Completion. No letter, document or other communication shall be deemed to constitute a disclosure for the purposes of this Agreement unless the same is accepted as such by the Investor and is expressly referred to in the Disclosure Schedule. It shall not be a defence to any claim against the Company that the Investor knew or ought to have known or had constructive knowledge of any information relating to the circumstances giving rise to such claim.

保证是基于附表 3（**"信息披露表"**）的信息披露而做出的，任何投资者已知的或者根据投资者调查而得知的信息不得对其基于上述披露信息而提出的赔偿要求产生不利影响，或减少投资者受偿的数额。任何信件、文件或者其他交流方式，除非其被投资者接受或明确在信息披露表中陈述，否则不得被认为已对信息进行了披露。公司不得把投资者已经知道、应该知道相关信息、或者具备足够的知识应该知道相关信息作为其主张权利的原因。

12.3 The Disclosure Schedule shall be arranged in sections corresponding to the numbered paragraphs in Schedule 2. The statements in the Disclosure Schedule relate only to the Warranties that they expressly address and not to any other Warranty. In the event of any inconsistency between the statements in the body of this Agreement and those in the Disclosure Schedule (other than a disclosure expressly set forth as such in the Disclosure Schedule with respect to a specifically identified Warranty), the statements in this Agreement shall prevail.

信息披露表的内容安排应与附表 2 内容、段落一致。信息披露表所披露的信息只涉及到明确列明的保证，与其他保证无关。本协议之条款与信息披露表（除非披露条款明确指明其相对应的具体而特别的保证）之间不一致时，应以此协议中的陈述为准。

Article 13 Notice and Service

第十三条 通知与送达

13.1 In case that the performance of the Agreement is materially influenced due to the changes in laws, regulations and policies or any of the Parties lose the qualification or capability to perform the Agreement during the valid period of the Agreement, the relevant Party shall notify the other Party within a reasonable time period, provided that such Party will still be obligated to perform its duties hereunder to the extent permissible under the relevant applicable law, regulation or policy.

在本协议有效期内，因法律、法规、政策的变化，或任一方丧失履行本协议的资格和／或能力，影响本协议履行的，该方应承担在合理时间内通知其他各方的义务，如果此方在相关适用的法律法规的规定下，仍然有义务履行本协议的约定。

13.2 All the Parties agree that any notice in connection with the Agreement shall be sent in writing. The written form includes but not limited to fax, express, email and mail. The foregoing notice shall be deemed to be served at the following time: for fax, the date fax is successfully transmitted and received by the receiver; for express delivery or courier, the day the receiver receives the notice; for registered mail, seven (7) days after the issuance of the registered mail; for delivery by email, the time the email is successfully sent is the time of service.

协议各方同意，与本协议有关的任何通知，以书面方式送达方为有效。书面形式包括但不限于：传真、快递、邮件、电子邮件。上述通知应被视为在下列时间送达：以传真发送，在该传真成功发送并由收件方收到之日；以快递或专人发送，在收件人收到该通知之日；以挂号邮件发出，在发出之日起 7 个工作日；以电子邮件发出，在电子邮件成功发出之后即为送达。

To the Investor:
Address: No. 101 Keji Road, Daqing Hi-tech Industrial Development Zone, Daqing, Heilongjiang, PRC
Attention: Wang Yuwei
Fax Number: 0459-8972392

致投资者：
地址: 中国黑龙江省大庆市高新技术产业开发区科技路 101 号
接收人：王玉玮
传真：0459-8972392

To the Controlling Shareholder: Wang Yuhu
Address: No. 1 Sunshine Avenue, High and New Technology Industrial Development Zone
Attention: Wang Yuhu
Fax Number: 0459-4300211

致控股股东：王禹沪
收件人：王禹沪
地址：黑龙江省大庆市高新技术产业开发区阳光大街 1 号
传真：0459-4300211

To the Company:
Address: No. 1 Sunshine Avenue, High and New Technology Industrial Development Zone

Attention: Liu Xue
Fax Number: 0459-4300211

致公司：黑龙江同禹傲思铝业股份有限公司
地址：黑龙江省大庆市高新技术产业开发区阳光大街 1 号
收件人：刘学
传真：0459-4300211

Article 14 Default and Responsibilities

第十四条 违约及其责任

14.1 Upon the execution hereof, any Party hereto shall completely, properly and timely perform their obligations and agreement based on the stipulations of the Agreement. In case that the Company violates the stipulations set forth in the Agreement, the Parties agree that the Company shall pay to the Investor thirty percent (30%) of the Total Investment Amount made by the Investor unless otherwise provided herein as a penalty (the "**Penalty**").

本协议生效后，各方应按照本协议及全部附件、附表的规定全面、适当、及时地履行其义务及约定，若本协议的任何一方违反本协议包括全部附件、附表约定的条款，均构成违约。各方同意，除本协议另有约定之外，本协议的违约金为投资方投资总额的 30%（以下简称"**违约金**"）。

14.2 In case of default or breach, the Company shall pay the Penalty to the Investor and fully indemnify and hold harmless the Investor against all the loss incurred from the default.

一旦发生违约行为，公司应当向投资者支付违约金，并赔偿因其违约而给投资者造成的损失。

14.3 The payment of Penalty will not waive or otherwise reduce the Investor's rights requiring the Company to indemnify the loss, continue to fulfill the Agreement or terminate the Agreement. It is agreed that the payment of the Penalty shall not be the Investor's exclusive remedy and the Investor shall have other remedies against the Defaulting Party, including but not limited to receiving back the Total Investment Amount, and any other rights pursuant to Article 7 under this Agreement, in case of violation by the Company of the stipulations set forth in the Agreement.

支付违约金不影响投资者要求公司赔偿损失、继续履行协议或解除协议的权利。对于公司任何违反本协议的行为，违约金不能视为对于投资者唯一

的补偿，除违约金外，投资者有权向公司主张其他补偿，包括但不限于收回投资款或本协议第 7 条赋予的权利。

14.4 No failure or delay to exercise a certain right under the Agreement or provided by law shall operate as the waiver thereof, and any single and partial exercise a certain right does not preclude the further exercise such right or any other right.

未行使或延迟行使本协议或法律规定的某项权利并不构成对该项权利或其他权利的放弃。单独或部分行使本协议或法律规定的某项权利并不妨碍其进一步继续行使该项权利或其他权利。

14.5 The Controlling Shareholder hereby guarantees each of the Company's obligations pursuant to this Article 14.

控股股东在此保证公司承担义务皆根据第 14 条内容执行。

Article 15 Alteration, Revocation and Termination

第十五条 协议的变更、解除和终止

15.1 Any amendment or alteration to the Agreement shall require the written consent of all Parties.

本协议的任何修改、变更须经协议各方书面同意后方可生效。

15.2 Subject to the terms hereof, this Agreement may be terminated at the option of the Investor in the event that the Company breaches the Agreement and such breach is not remedied within thirty (30) days after the Investor issued a written notice requiring remedy, or in the event such a Party commits two or more breaches in the aggregate and the Investor unilaterally elects to terminate.

公司发生违约行为，并在投资者向其发出要求更正的书面通知之日起 30 天内不予更正的，或发生累计两次或两次以上违约行为而投资者决定终止本协议的，投资者有权单方面终止本协议。

15.3 The Investor may terminate the Agreement by notifying the Company in writing and such notice shall take effect at the time of delivery.

投资者解除协议的，应当以书面形式通知公司，通知在到达公司时生效。

15.4 The termination of the Agreement pursuant to this Article 15 is without any prejudice to the Investor's rights to require the Company to pay the Penalty and indemnify any related loss.

据此第 15 条，本协议被解除后，不影响投资者要求公司支付违约金和赔偿损失的权利。

15.5 No Party shall transfer all or part of its rights and/or obligations under the Agreement unless the transfer is based on the unanimous consultations of all the Parties and the written agreement signed for the transfer, except as otherwise provided herein.

非经本协议各方协商一致并达成书面协议，任何一方不得转让其在本协议或本协议项下全部和／或部分的权利义务。

Article 16 Indemnification

第十六条 赔偿

The Company and Controlling Shareholder hereby undertake to jointly and severally indemnify and hold harmless, and keep indemnified and held harmless on a continuing basis, the Investor against any and all damage, claim, loss or liability outstanding or suffered by the Investor resulting from or by reference to any act, transaction, event, matter or thing entered into or occurring or deemed to occur on, before or after the Completion Date or as a result of or in connection with (a) the breach of any provision of this Agreement by any Party other than the Investor or (b) circumstances which exist prior to Completion of Investment, whether alone or in conjunction with any other event, act or circumstance, in either case whenever occurring irrespective of whether the same shall arise or materialise before, at or after the Completion Date.

公司和控股股东据此承诺对投资者实行连带或单独赔偿，使投资者免于无论投资完成前或完成后因各种行为、交易、事件而产生的或可能产生的应付责任、损失或诉讼，以及无论在投资完成前还是投资完成后因（1）除投资者外的其他各方违反本协议约定而造成的应付责任、损失或诉讼；或是（2）投资前已经存在的事项，无论该事项单独存在或是与其他事项联系在一起而造成的应付责任、损失或诉讼，无论上述其他事项发生在投资完成前、完成时或完成后。

Article 17 Dispute Settlement

第十七条 争议解决

17.1 The validity, interpretation and performance of the Agreement shall be governed by the laws of the People's Republic of China.

本协议的效力、解释及履行均适用中华人民共和国法律。

17.2 Any dispute arising from the Agreement shall first be settled based on friendly consultations. Should the consultations fail, any of the Parties may submit such dispute to China International Economic and Trade Arbitration Commission in Beijing (**"CIETAC"**) for arbitration based on the arbitration rules from the time being in force (the "**Arbitration**"). The award of the Arbitration shall be final and binding upon any of the Parties.

本协议各方当事人因本协议发生的任何争议，均应首先通过友好协商的方式解决，协商不成，任一方可将争议提交中国国际经济贸易仲裁委员会（以下简称为“**CIETAC**”），按照申请仲裁时该会现行有效的仲裁规则进行仲裁（以下简称为“**仲裁**”），仲裁地点在北京。仲裁裁决是终局的，对各方均有约束力。

17.3 The tribunal for any Arbitration shall consist of three (3) arbitrators with each of the Investor and the Controlling Shareholder having the right to appoint one arbitrator and the third arbitrator shall be agreed upon by the Parties.

法庭的任何仲裁应包括投资和控股双方的各 3 名仲裁人，并有权指定一位仲裁人应有权任命一位仲裁人，而第三位应获得各方的批准。

17.4 Any such Arbitration shall be administered by CEITAC in accordance with CEITAC Procedures for Arbitration in force at the date of this Agreement.

从本协议签订日起，任何仲裁将根据中国国际经济贸易仲裁委员会域名争议解决中心根据有关程序进行仲裁。

17.5 The languages to be used in the Arbitration shall be both Chinese and English.

仲裁诉讼的语言必须是汉语和英语两种语言。

17.6 During the process of the Arbitration, the Agreement herein shall still be valid in all the aspects. Except the obligations relating to the arbitration events, any of the Parties shall continue to fulfill its obligations and exercise its rights under the Agreement.

仲裁期间，除仲裁事项之外，本协议其他条款均有效。除仲裁相关的义务外，各方应继续履行其在本协议项下的义务及行使在本协议项下的权利。

Article 18 Supplementary Articles

第十八条 补充条款

18.1 The Company shall cover up to US$25,000 of the legal expenses of Investor, and other costs, including auditing, shall be covered by the Company. The cost related to capital increase approval, capital verification and auditing, change of industrial and commercial registration for the Company shall be solely borne by

the Company.

公司将承担投资者最多 25,000 美元的法律服务费用，及其他费用，包括审计费用由公司承担。关于增资批复，资本认证及审计费用，工商业登记证明变更等费用都将单独由公司承担。

18.2 After the Registration, the Company shall allocate US$200,000 and 200,000 shares in the Foreign Parent for payment of investment relations services for an investment relations firm acceptable to the Investor for a period of two (2) years from date of the Registration.

境外母公司完成登记注册后，公司应拨出 20 万美金和 20 万股股份投入到 公司境外母公司，用来支付投资服务公司，聘任期自登记注册日起为期 2 年。

18.3 The matters not specified herein may be agreed by all the Parties in any supplementary agreement, which shall constitute an integral part of the Agreement herein and shall be equally authentic with the Agreement herein upon the execution of all the Parties hereto.

本协议中未提及的但各方同意增加的条款，可以组成本协议的一部分，并且享有和本协议中其他条款同等公正的效力。

18.4 This Agreement (together with any documents referred to herein or executed contemporaneously by the Parties in connection herewith) constitutes the whole agreement between the Parties and supersedes any previous agreements or arrangements between them relating to the subject matter hereof; it is expressly declared that no variations hereof shall be effective unless made in writing and duly executed as a deed by duly authorised representatives of the Parties.

本协议（以及本协议涉及的其他双方同意并执行的文件）共同组成整体协议，由各方共同执行，此整体协议将代替先前的协议。各方明确声明，除非各方授权代表以书面形式确认，否则任何与本协议不一致的约定均不产生效力。

18.5 All of the provisions of this Agreement shall remain in full force and effect notwithstanding Completion (except insofar as they set out obligations which have been fully performed at Completion).

本协议的所有条款即使在完成后也将具有法律效力（除所列明的义务已完全履行完毕）。

18.6 If any provision or part of a provision of this Agreement shall be, or be found by any authority or court of competent jurisdiction to be, invalid or unenforceable, such invalidity or unenforceability shall not affect the other provisions or parts of such provisions of this Agreement, all of which shall remain in full force and effect.

本协议的任何条款若被法庭或权力机关认定无效或不可执行，这些条款的无效和不可执行不影响本协议的其他条款或其他部分的完全法律效力。

18.7 Any right of rescission conferred upon any Party hereby shall be in addition to and without prejudice to all other rights and remedies available to such Party (and, without prejudice to the generality of the foregoing, shall not extinguish any right to damages to which such Party may be entitled in respect of the breach of this Agreement) and no exercise or failure to exercise such a right of rescission shall constitute a waiver by such Party of any such other right or remedy.

一方行使解约权并不影响该方其他权利和获赔权利的执行（对于上述权利，一般来讲，一方解约不应丧失其在另一方违约的情况下获得赔偿的权利），一方没有行使或未能行使解约权将被认为自动放弃该项解约权利。

18.8 No failure of any Party to exercise, and no delay in exercising, any right or remedy in respect of any provision of this Agreement shall operate as a waiver of such right or remedy.

任何一方未行使或延迟行使本协议下的权利或获赔权利，不应视为对该等权利和获赔权利的放弃。

18.9 From the date hereof up to the date of Completion, the Company shall not and shall procure that each member of the Company, its Shareholders, subsidiaries, affiliates and employees, shall not directly or indirectly engage in any discussions, negotiations or agree with any third party, whether private or institutional or corporate, any arrangement concerning the selling shares or equity in or raising funds for the Company or divestment of any assets of the Company, without the Investor's prior written consent.

从投资完成起，除非获得投资者的书面同意，否则公司不得促使公司成员，股东，子公司、隶属机构或员工直接或间接参与任何第三方，无论其是个人、机构或是公司，关于股票交易、股权交易、为公司融资或转让公司财产的协商、谈判、或意见，无论是个人，机构或公司，任何有关本协议的不经投资者书面同意不得买卖。

18.10 Upon and after Completion, each Party shall do and execute or procure to be done and executed all such further acts, deeds, documents and things as may be necessary to give effect to the terms of this Agreement on and subject to the terms of this Agreement.

投资完成之后，各方将按照本协议条款执行所有的进一步的行动，约定，文件或进行其他必要的使本协议条款生效的事项。

18.11 The Agreement shall take effect after being signed and sealed by all the Parties. The Agreement shall be executed in both English and Chinese in five (6) copies; among which the Investor holds two (2) copies, the Controlling Shareholder one (1) copy. And the rest shall be filed by the Company. Each of the copies is of

the same validity, in the event of a conflict between the English version of this Agreement and the Chinese version of this Agreement, the English version of this Agreement shall govern.

各方签订或盖章后本协议开始生效，一式六份，本协议应该为汉语和英语两种形式签订，投资者持2份，控股股东持1份，剩下的应由公司归档。每一份协议都具有相同的法律效力，如果英文协议和中文协议发生冲突，英文协议具有最终解释权。

18.12 This Agreement may be executed in one or more counterparts, and by the Parties on separate counterparts, but shall not be effective until each Party has executed at least one counterpart and each such counterpart shall constitute an original of this Agreement but all the counterparts shall together constitute one and the same instrument.

此项协议在执行时可能产生多个副本。各副本只有经各方签署后方才生效，签署后的协议可视为本协议的原件。全部已签署生效的副本在一起构成一份完整的法律文件。

（no body text hereafter on this page）

（本页以下无正文）

IN WITNESS WHEREOF, the Parties hereto have executed this document as a deed on August 26, 2011:

以兹证明：双方自签订之日起共同执行。

Daqing Hi-tech Hawkland Venture Investment Co. Ltd.
Representative:
大庆高新昊兰创业投资有限公司
法定代表人：

Mr. Wang Yuhu
王禹沪

Heilongjiang Tongyu Pride Aluminum Joint Stock Limited Company
Representative:
黑龙江同禹傲思铝业股份有限公司
法定代表人：

SCHEDULE 4
VIE Agreements

VIE 协议

（annex separately）

（签字页）

下列各方于上述日期签署本股权质押协议，以兹为证：

大庆泽方智睿贸易有限公司（盖章）

授权代表签字：

姓名：

职务：

黑龙江同禹傲思铝业股份有限公司（盖章）

授权代表签字：

姓名：

职务：

王禹沪（签字）：

大庆高新昊兰创业投资有限公司（盖章）

授权代表签字：

姓名：

职务：

其他股东（签字）：

(EXECUTION PAGE)

IN WITNESS HEREOF, the following Parties have caused this Call Option Agreement to be executed as of the date and in the place first here above mentioned.

Wang Yuhu (Signature):

Daqing High-Tech Hawkland Venture Investment Co. Ltd. (Signature):

Heilongjiang Tongyu Pride Aluminum Joint Stock Limited Company (Company Chop)

Signed by:

Name:

Position:

Daqing Zefang Intelligent Trading Co., Ltd. (Company Chop)

Signed by:

Name:

Position:

Other shareholders of Heilongjiang Tongyu:

（签字页）

下列各方于上述日期和地点签署本股东投票权代理协议，以兹为证：

大庆泽方智睿贸易有限公司（盖章）

授权代表签字：

姓名：

职务：

黑龙江同禹傲思铝业股份有限公司（盖章）

授权代表签字：

姓名：

职务：

王禹沪（签字）：

大庆高新昊兰创业投资有限公司（盖章）

授权代表签字：

姓名：

职务：

其他股东 ____________________

____

____

IN WITNESS HEREOF, the following Parties have caused this Shareholders' Voting Rights Proxy Agreement to be executed as of the date and in the place first here above mentioned.

Wang Yuhu (Signature):______________

Daqing High-Tech Hawkland Venture Investment Co. Ltd. (Company Chop)

____

Heilongjiang Tongyu Pride Aluminum Joint Stock Limited Company (Company Chop)

Signed by:

Name:

Position:

Daqing Zefang Intelligent Trading Co. Ltd. (Company Chop)

Signed by:

Name:

Position:

Other shareholders of Heilongjiang Tongyu:

（签字页）

下列各方于上述日期和地点签署本选择权购买协议，以兹为证。

大庆泽方智睿贸易有限公司（盖章）

授权代表签字：

姓名：

职务：

黑龙江同禹傲思铝业股份有限公司（盖章）

授权代表签字：

姓名：

职务：

王禹沪（签字）：

大庆高新昊兰创业投资有限公司（盖章）

授权代表签字：

姓名：

职务：

陈丽华（签字）：

其他股东（签字）：

(EXECUTION PAGE)

IN WITNESS HEREOF, the following Parties have caused this Call Option Agreement to be executed as of the date and in the place first here above mentioned.

Wang Yuhu (Signature):

Daqing High-Tech Hawkland Venture Investment Co. Ltd. (Signature):

Heilongjiang Tongyu Pride Aluminum Joint Stock Limited Company (Company Chop)

Signed by:

Name:

Position:

Daqing Zefang Intelligent Trading Co. Ltd. (Company Chop)

Signed by:

Name:

Position:

Other shareholders of Heilongjiang Tongyu:

下列各方在【大庆市】于上述日期签署本独家服务协议，以兹为证：

大庆泽方智睿贸易有限公司（盖章）

授权代表签字：

姓名：

职务：

黑龙江同禹傲思铝业股份有限公司（盖章）

授权代表签字：

姓名：

职务：

王禹沪（签字）：__________

大庆高新昊兰创业投资有限公司（盖章）

授权代表签字：

姓名：

职务：

其他股东签字__________

____

IN WITNESS HEREOF, the Parties have caused this Exclusive Service Agreement to be executed in ____________ as of the date first hereinabove mentioned.

Daqing Zefang Intelligent Trading Co., Ltd. (Company Chop)

Signed by:

Name:

Position:

Heilongjiang Tongyu Pride Aluminum Joint Stock Limited Company (Company Chop)

Signed by:

Name:

Position:

Wang Yuhu (Signature)

Daqing High-Tech Hawkland Venture Investment Co. Ltd.(Company Chop)

Signed by:

Name:

Position:

Other Shareholders:

SCHEDULE 5

Warranties
保 证

Corporate Matters

1. 公司事宜

1.1 The Foreign Parent has been duly incorporated, validly exists, and all required filings, registrations, approvals for such incorporation have been obtained. No order has been made or petition presented or resolution passed for the winding up of such member and no distress, execution or other process has been levied on any of its assets. The Foreign Parent is not insolvent or unable to pay its debts, no receiver or receiver and manager has been appointed by any person of its business or assets or any part thereof, no power to make any such appointment has arisen, the Foreign Parent has not taken any steps to enter liquidation and there are no grounds on which a petition or application could be based for the winding up or appointment of a receiver of such member.

公司已正式注册成立、有效存续，且该注册成立所需的一切报备、注册登记和批准均已获得。公司未曾有停业清理方面的签发命令、提交申请或通过的决议，而且，该公司的任何资产均未被扣押、执行或被提起其他程序。公司无资不抵债或者无力偿还其债务，公司没有指定任何人为其业务或资产或其中的任何部分为接管人或者接管人兼管理人，而且也未作出上述任何权力的指定，公司均未采取任何步骤进行清算，而且也不存在可以提出对该公司进行停业清理或为其指定接管人的申请的任何理由。

1.2 The Foreign Parent has been duly established as a domestic enterprise with limited liability in the Cayman Islands. The Foreign Parent's total investment and registered capital are set out in Schedule 1. The Foreign Parent's Shareholders are the beneficial and registered owner of 100% of the registered capital, free and clear of any Encumbrance. There are no options, pre-emptive rights or other agreements outstanding that call for the issue of or accord to any person the right to require the creation of any Encumbrance over the share capital or any of the assets of the Foreign Parent.

公司已在中国大庆市正式成立为一家具有有限责任的国内企业。公司的投资总额和注册资本在附件 1 中载明。公司是其全部注册资本的受益和注册所有人，注册资本不附带任何产权负担。公司的注册资本已足额缴付。目前并无增加或减少公司的投资总额和/或注册资本的任何计划、董事会决议或申请。目前并无尚未履行完毕的要求发行或者向任何人授予要求在公司的注册资本或任何资产上设置任何产权负担的权利的任何期权、优先购买权或其他协议。

1.3 Since its incorporation, the Foreign Parent has not (a) commenced any business, (b) acquired any assets, (c) incurred any liability, other than that which has already been disclosed to the Investor.

自公司成立以来，尚未(a) 开始任何业务，(b) 取得任何资产，(c) 发生任何透漏给其他投资者的债务。

1.4 The copies of the organizational documents of the Foreign Parent provided to the Investors by the Foreign Parent are accurate, up to date, effective and complete in all respects and have attached to them copies of all resolutions and agreements which are required to be so attached. The Foreign Parent has complied with its organizational documents in all respects, has full power, authority and legal right to own its assets and carry on its business and none of the activities, agreements, commitments or rights of such member is ultra vires or requires authorization.

公司向投资人所提的組织章程以及合资合同文件的复印件，在各方面均是准确、有效和完整的，并且附上了所有决议及协议的复印件。公司已在各方面遵守其组织章程以及合资合同文件的规定，具有充分的权力、权限及法定权利拥有其资产和开展其业务，该公司的任何活动、协议、承诺或权利均未越权或未经授权。

1.5 Save as disclosed in writing to the Investor, there are at the date hereof:

除书面形式向投资者公布以外的，本日于此如下：

(a) no loans, guarantees, undertakings, commitments on capital account or unusual liabilities, actual or contingent, made, given, entered into or incurred by or on behalf of the Foreign Parent;

公司在资金账目，不正常债务上并未作出、提供、达成或发生任何的贷款、担保、保证；

(b) no Encumbrances on the assets of the Foreign Parent or any part thereof; and

公司的资产或其任何部分上并未设置任何产权负担；

(c) no outstanding loan capital or other loans to the Foreign Parent.

公司没有任何尚未偿还的借贷资本或其他贷款。

1.6 All Shareholders resolutions and board resolutions of each member of the Foreign Parent have been provided the Investors.

公司成员的所有股东决议和董事会决议均已提供给投资者。

2. Financial
财务事宜

2.1 The Accounts have been prepared in accordance with the requirements of all relevant Laws and applicable accounting principles for the Foreign Parent and are complete and accurate in all respects and show a true and fair view of the state of affairs of the Foreign Parent and of its results and profits for the financial period ending on the Accounting Date.

已根据中国的所有相关法律和适用会计原则的要求编制了公司的帐目，该等帐目在所有方面均是完整和准确的，并且真实、公平地反映了截至结算日期的财务期间内公司的状况及其经营成果和利润。

2.2 The Accounts disclose and make adequate provision or reserve for all Tax including deferred or provisional taxation in respect of all accounting periods ended on or before the Accounting Date for which the Foreign Parent was then liable.

公司有义务将公司帐目对公司每一成员在截至结算日期之时或之前的所有会计期间内应缴纳的所有税费（包括递延或暂缴税款）进行披露，并且作出了充分的备抵或准备。

2.3 As at the Accounting Date, the Accounts:

在结算日期，帐目：

(i) make adequate provision for all actual liabilities of the Foreign Parent; and 为公司的一切实际负债作出了充分的约定；

(ii) disclose all contingent liabilities of the Foreign Parent. 公开公司的一切或有负债。

2.4 The Foreign Parent has not factored any of their debts or entered into any financing arrangement of a type which would not require to be shown or reflected in the accounts of the Foreign Parent or any of its Subsidiaries.

公司未对其任何债务作出保理安排或者达成不要求在帐目中显示或反映的某种类型的财务安排。

2.5 None of the amounts secured by Encumbrances disclosed in the Accounts has been increased beyond the amounts shown in the accounts of the Foreign Parent or any of its Subsidiaries. and none of the amounts secured by any Encumbrance created after the accounting date of the Foreign Parent has been increased beyond the amount stated in the Disclosure Schedule.

帐目中披露的产权负担所担保的金额的增加均未超出帐目中所示的金额，在结算日期之后设立的任何产权负担所担保的金额的增加均未超出披露附件所载明的金额。

3. Matters since the Accounting Date
自结算日期以来的事宜

Unless as specifically provided for in this Agreement, since the accounting date of the Foreign Parent:

除非本协议有明确规定，否则按自结算日期以来：

3.1 there has been no material interruption or alteration in the nature, scope or manner of each member of the Foreign Parent's business so as to maintain it as a going concern;
公司业务的性质、范围或经营方式没有发生实质性的中断或变更，从而使其保持为一家正在经营的企业；

3.2 the Foreign Parent has continued to pay its creditors in the ordinary and usual course of business;公司在正常业务过程中持续地向其债权人偿还债务；

3.3 the Foreign Parent has not repaid any loan capital in whole or in part nor has it become bound or liable to be called upon to repay prematurely any loan capital or borrowed monies;
公司尚未全部或部分偿还任何借贷资本，亦无义务或责任提前偿还任何借贷资本或借款；

3.4 the Foreign Parent has not, except in the ordinary and usual course of business, acquired, sold, transferred or otherwise disposed of any material assets;
除在正常业务过程中以外，公司未取得、出售、转让或以其他方式处置任何重大资产；

3.5 the Foreign Parent has not declared any dividends or other distributions; and
公司未宣布任何股息或其他分配；

3.6 the Foreign Parent has not incurred any liability or obligation except liabilities and obligations incurred under contracts entered into in the ordinary and usual course of business and consistent with past practice which do not materially increase the amount of liabilities or obligations disclosed in the Accounts.
公司除在正常业务过程中按照以往的惯例达成的合同项下发生的、不会实质增加帐目中披露的负债或债务之外，未发生任何负债或债务。

4. Tax, Records and Returns
税费、纳税记录和申报表

4.1 The Foreign Parent has paid all tax that has become due and payable on or before

the date of this Agreement.

公司已缴纳了在本协议日期或之前到期应付的所有税费。

4.2 The Foreign Parent has complied in all material respects with all requirements to deduct or withhold tax from any payments it has made, and has adequately accounted to the appropriate tax authorities for all amounts so deducted or withheld.

公司已在所有重大方面遵守了从其支付的任何款项中扣减或预扣税费的所有要求，并且已就扣减或预扣的全部金额向相关的税务机构作出充分的汇报。

4.3 The Foreign Parent has made all necessary tax returns to the appropriate tax authorities and all such returns when made were true and accurate and the Foreign Parent is not currently the subject of an investigation by any relevant tax authorities, other than any general, routine or annual inspection conducted by any relevant tax authority.

公司已向相关的税务机构作出一切必要的税费申报，且所有该等申报在作出之时都是真实和准确的。除了由常规相关税务机构进行的一般、日常或年度检查，公司目前未受到任何相关税务机构的调查。

4.4 The Foreign Parent has not entered into or been engaged in or been a party to any transaction which is artificial or fictitious or any transaction or series of transactions or scheme of arrangement of which the main or dominant purpose or one of the main or dominant purpose was the avoidance or deferral of or reduction in the liability to tax.

公司未达成、介入或作为一方来参与任何虚假或虚构的交易，亦未达成、介入或作为一方来参与其主要或主导目的或者主要或主导目的之一是避免、递延或减少任何集团成员的税务责任的任何交易、系列交易或协议安排。

4.5 All documents to which any member of the Foreign Parent is a party or which form part of the relevant member of the Foreign Parent's title to any asset or in the enforcement of which any member of the Foreign Parent is or may be interested which are subject to stamp or similar duty have been duly stamped and, where appropriate or necessary, adjudicated.

公司做为其一方的或构成对任何资产的所有权的一部分的、其强制执行或与任何集团成员存在或可能存在利害关系的并且须缴纳印花税或类似税款的全部文件，均已正式加贴印花税票并在适当或必要的情况下作出评定。

5. Trading and General Commercial Matters
交易及一般商业事宜

5.1 The Foreign Parent has not breached, nor received notice of any (i) unresolved claim or threat that any member of the Foreign Parent has breached any term or condition of any of the contracts, commitments, or agreements, or (ii) notice of

repudiation or denial of the enforceability of any of the contracts, commitments or agreements. All contracts, commitments and agreements are in full force and effect and there is no default, nor any event which, with notice or lapse of time, or both, will become a default.

公司未违反任何合同、承诺或协议的条款或条件，亦未收到(i) 关于任何集团成员已违反任何合同、承诺或协议的条款或条件的未决权利主张或威胁的通知，或(ii) 任何合同、承诺或协议被拒绝履行或者其可强制执行性被否认的通知。所有合同、承诺和协议均完全有效，没有违约情形，亦没有经通知或随时间的推移（或在两种情况皆有的情况下）将变成违约情形的任何事件。

5.2 The execution, delivery and performance of this Agreement or the transactions contemplated herein will not result in the breach, cancellation or termination of any of the terms or conditions of or constitute a default under any agreement, commitment or other instrument affecting the Foreign Parent or its property or assets or result in the acceleration of any obligation under any loan agreement or in the loss of the benefit of or in liability to refund or repay any grant or any financial or tax concession or relief or violate any law or any rule or regulation of any administrative agency or governmental authority or any order of any court, administrative agency or governmental authority affecting such member.

本协议的签署、交付和履行或本协议中拟议的交易不会导致违反、取消或终止公司财产、资产具有影响的任何协议、承诺或其他文据的任何条款或条件，或者构成该等协议、承诺或文据项下的违约，亦不会导致加速任何贷款协议项下的任何义务的履行，或者丧失任何补助金或者任何财政或税收减让或减免的利益，或者有责任退还或偿还任何补助金或者任何财政或税收减让或减免，亦不会违反具有影响的任何行政机构或政府部门的任何法律、规定或法规或任何法院、行政机构或政府部门的任何命令。

5.3 There are no circumstances whereby, following a change in the control of the Foreign Parent or in the composition of the board of directors of the Foreign Parent, any of the principal customers of or suppliers or licensors to the Foreign Parent would have the right to, or would, cease to remain customers or suppliers or licensors to the same extent and of the same nature as prior to the date hereof. In addition, and without limiting the generality of the foregoing, there are no agreements concerning the Foreign Parent which can be terminated or which have been terminated or under which rights of any person are liable to be adversely affected as a result of a change in control of the Foreign Parent or in the composition of the board of directors of the Foreign Parent.

公司的控制权或集团成员的董事会构成发生变更之后不会导致公司的任何主要客户、供应商或许可方不再按与本协议日期之前相同的范围和性质作为集团的客户、供应商或许可方的情形。此外，在不限制前述规定的一般性的前提下，不会导致与公司有关的且在公司的控制权或公司的董事会

构成发生变更之后可被终止、已被终止或任何人在其项下的权利有可能受到不利影响的任何协议的情形。

5.4 No act or transaction has been effected by the Foreign Parent including the transaction contemplated hereunder, in consequence of which:

公司未进行任何行为或交易（包括本协议项下拟议的交易），以致产生下述后果：

(a) the Foreign Parent is or may be liable to:

公司有可能会：

(i) refund the whole or part of any investment grant from any governmental authority or other grant received by virtue of any law or government policy;

全部或部分退还政府部门提供的投资拨款或根据法律或政府政策而获得的其他补助金；

(ii) repay in whole or in part any government or local authority loan;

全部或部分偿还政府或地方机构提供的贷款；

(iii) lose the benefit of any financial concession or tax relief or tax holiday accorded to the Foreign Parent by any authority; or

丧失任何机构给予公司的财政减让、税收减免或免税期的利益；或

(b) any grant for which application has been made by it will or may not be paid or will or may be reduced pursuant to the present practice of the appropriate authority.

按照有关机构的现行惯例，其所申请的任何补助金将会或可能被拒付，或者将会或可能会被减少。

5.5 Save as disclosed in writing to the Investor, there are no loans, guarantees, pledges, mortgages, charges, liens, debentures, encumbrances or unusual liabilities given, made or incurred by or on behalf of the Foreign Parent (and, in particular but without limiting the foregoing, no loans have been made by or on behalf of any the Foreign Parent to any directors or shareholders of any member of the Foreign Parent) and no person has given any guarantee of or security for any overdraft, loan or loan facility granted to the Foreign Parent.

除已向投资人披露的以外，公司未提供、作出或发生任何贷款、保证、质押、抵押、押记、留置权、债权证、产权负担或异常负债（特别是，在不限制前文所述的情况下，公司或其代表均未向任何公司成员的任何董事或股东提供贷款），且未授予公司任何成员透支、贷款或贷款额度提供任何保证或担保的权力。

5.6 The Foreign Parent is not the subject of any official investigation or inquiry and there are no facts which are likely to give rise to any such investigation or inquiry aside from those already disclosed to the Investor.

公司并非任何官方调查或查询的对象，且目前亦不存在任何可能会引起上述调查或查询的事实。

5.7 The Foreign Parent has not given any powers of attorney and no other authority express, implied or ostensible which is still outstanding or effective to any person to enter into any contract or commitment to do anything on its behalf other than the authority of employees to enter into routine trading contracts in the normal course of their duties.

公司未向任何人出具尚未行使或仍然有效的授权书或者作出尚未行使或仍然有效的其他明示、默示或表见授权，以使其代表该集团成员签订任何合同或者作出任何承诺以办理事宜，但雇员在正常履行职责的过程中签订日常交易合同的授权除外。

6. Debts owed by the Foreign Parent
集团所欠债务

No event of default or any other event or circumstance has occurred which would entitle any person to call for early repayment under any agreement relating to any borrowing or debt of the Foreign Parent or to enforce any security given by the Foreign Parent.

未发生任何会使任何人有权要求与公司的借款或债务相关的协议项下提前偿还，或者有权强制执行公司提供的任何担保的违约事件或情形。

7. Regulatory
监管事宜

7.1 The Foreign Parent has obtained all required governmental licenses, permits, approvals and concessions (collectively the "Permits") under all applicable laws and all such Permits are in full force and effect and there is no reason why any of them should be suspended, cancelled or revoked (whether as a result of the Investment pursuant to this Agreement or otherwise). The Foreign Parent has not received notice from any governmental authority to the effect that any additional Permits are required. The Permits are sufficient and adequate to permit the continued lawful conduct of the business of the Foreign Parent in the manner currently conducted and none of the

operations of the Foreign Parent are being conducted in a manner that violate, any of the terms or conditions under which any Permit was granted.

公司已获得所有适用法律要求的一切政府执照、许可、批准和特许（合称"政府许可"），所有该等政府许可完全有效，不存在上述任何政府许可应当被中止、取消或撤销的任何理由（无论是由于根据本协议买卖销售股份还是由于其他情形）。公司未从政府部门收到须获得任何额外政府许可的通知。政府许可足以使公司能够继续以其现行方式合法开展其业务，而且，公司目前开展任何业务经营的方式均未违反据以授予任何政府许可的任何条款或条件。

7.2 The Foreign Parent is conducting, and has conducted, its business in material compliance with applicable Laws and the Foreign Parent is not nor has been, in breach of any such Law.

公司管理业务时须依据相关法律不得违反任何法律。

7.3 There is no investigation, disciplinary proceeding or enquiry by, or order, decree, decision or judgment of, any court, tribunal, arbitrator, governmental agency or regulatory body outstanding against the Foreign Parent or any person for whose acts or defaults it may be vicariously liable.

不存在任何尚未了结的、由任何法院、仲裁庭、仲裁员、政府机构或监管机构对任何集团成员或任何集团成员可能须对其行为或违约承担替代责任的任何人进行的调查、惩戒程序或询问或者签发的命令或者作出的裁决、决定或判决。

7.4 The Foreign Parent has not received any official notice from any court, tribunal, arbitrator, governmental agency or regulatory body with respect to an actual violation and/or failure to comply with any applicable laws, or requiring it to take or omit any action, with which it has failed to comply.

任何集团成员均未从任何法院、仲裁庭、仲裁员、政府机构或监管机构收到关于实际违反和/或未遵守任何适用法律的或者要求其采取或不采取任何行动的但其没有遵行的任何正式通知。

8. Litigation and Disputes
诉讼和争议

8.1 The Foreign Parent is not involved, as of the date hereof, in any litigation, arbitration or administrative proceedings involving an amount (disregarding costs and fees) in excess of US$10,000 (save for debt collection in the ordinary and usual course of business).
截至本协议日期，任何集团成员均未卷入所涉金额（不管花销和费用）超过 50,000 元人民币的任何诉讼、仲裁或行政程序（正常业务过程中的债款催收除外）。

8.2 No litigation, arbitration or administrative proceedings involving an amount (disregarding costs and fees) in excess of US$10,000 (save for debt collection in the ordinary and usual course of business) have been threatened against the Foreign Parent.
未曾对任何集团成员威胁提起所涉金额（不管花销和费用）超过 50,000 元人民币的任何诉讼、仲裁或行政程序（正常业务过程中的债款催收除外）。

8.3 The Foreign Parent is not subject to any administrative or court decision, order or decree that limits its ability to operate its business in the ordinary and usual course.
任何集团成员均未受限于限制其在正常过程中经营其业务的能力的任何行政或法院决定、命令或裁决。

9. Employment Matters
雇用事宜

9.1 There are no collective bargaining agreements or agreements with labor unions by which the Foreign Parent is bound.

不存在某一集团成员受其约束的集体劳资协议或与工会达成的协议。

9.2 The Foreign Parent has in relation to each of its employees complied in all respects with all applicable employment statutes, regulations, codes of conduct, collective agreements and other terms and conditions of employment, including but not limited to the Foreign Parent having fully paid all employee social insurance contributions required under laws.

就其每一雇员而言，每一集团成员已在所有方面遵守了一切适用的雇用法规、规定、行为准则、集体协议以及其他雇用条款和条件，包括但不限于北仑公司已足额缴纳了法律要求缴纳的所有雇员社会保险费。

9.3 The Foreign Parent does not have in existence any share incentive scheme or share option scheme.
任何集团成员均无任何股权激励方案或股份期权方案。

9.4 The Foreign Parent has not executed any contracts of service with directors or Management nor any consultancy or management agreements other than as disclosed.

除已披露的之外，任何集团成员均未同董事或高级经理签订任何服务合同，亦未签订任何咨询或管理协议。

9.5 The basis of the remuneration payable to directors or employees equals or is lower than such remuneration included in Accounts and either member of the Foreign Parent is under any obligation or made any provision to alter such basis.

应向董事或雇员支付的薪酬基数等于或低于帐目中载明的该等薪酬，没有任何集团成员有义务修改该基数或者已为修改该基数作出任何备抵。

9.6 No amounts to any present or former directors or employees are payable other than remuneration accrued due or for reimbursement of business expenses as disclosed.

除到期的应计薪酬或已披露的业务费用报销金额外，对现任或前任董事或雇员无须支付任何金额。

10. Pension Matters
养老金事宜

The Foreign Parent does not have any liability or obligation arising under any agreements or commitments relating to pensions, other than under mandatory insurance schemes.

除法定的社会保险方案外，任何集团成员均无在任何协议或承诺项下产生的与养老金有关的任何责任或义务。

11. Real Property
不动产

11.1 The properties (if any) comprise all the land and premises, land use rights and buildings owned or occupied by the Foreign Parent (the "Properties") at the date hereof and all the estate, interest, right and title of the Foreign Parent in, under, over or in respect of any land or premises are correct and not misleading in any material respects.
物业包括于本协议签署之日集团拥有或占用的所有土地和房屋连地基、土地使用权和建筑物以及集团对任何土地或房屋连地基拥有的全部财产权、利益、权利和所有权，附件 3 的 B 部分关于物业的说明在任何重大方面都是准确的，且不具有误导性。

11.2 The Foreign Parent has and will continue to have exclusive and unfettered possession and occupation of the Properties (according to the terms of the relevant land use rights and leases) and there are no Encumbrances in favour of third parties affecting them.

集团目前对物业拥有并将继续拥有独家和不受限制的占有权和占用权（依照相关的土地使用权和租约的条款），并且，目前不存在对物业具有影响的以第三方为受益人的产权负担。

11.3 There are no outstanding claims, disputes, complaints, notices, orders or proceedings relating to or affecting the Properties.

目前不存在任何与物业有关或对之具有影响的未决权利主张、争议、投诉、通知、命令或程序。

11.4 The present use of the Properties is a permitted use for the purpose of the applicable law and the relevant government land grant or allocation.

目前对物业的使用符合适用法律和相关政府土地出让或划拨规定的准许用途。

11.5 Each Property has access to the main services of water, drainage, electricity, gas and telecommunications which are reasonably required for the Foreign Parent's continued possession, occupation, use or enjoyment of the relevant Property.

每一处物业均可获得集团继续占有、占用、使用或享用相关物业所合理需要的水、排水、电、燃气和电信等主要服务。

11.6 The Properties have no material structural defects.
物业不存在重大结构性缺陷。

11.7 All covenants, restrictions, stipulations, conditions and other terms affecting the Properties have been observed and performed and there are no circumstances which would entitle or require any landlord or any government authority to exercise any powers of entry and taking possession or which would otherwise give rise to restriction or termination of the continued possession or occupation of any of the Properties or which would prevent the development or intended development of any of the Properties in accordance with plans which have been approved by the relevant government authority.

一向遵守和履行对物业具有影响的所有契诺、限制、规定、条件和其他条款，而且，目前不存在任何情形会使任何业主或任何政府部门有权或被要求行使任何进入并取得占有的权力，或者会以其他方式导致对任何物业的继续占有或占用受到限制或被终止，或者会妨碍依照相关政府部门批准的规划对任何物业进行的开发或拟议开发。

12. Material Agreements
重大协议

12.1 Other than the Agreement, the Foreign Parent is not a party to:

公司尚未成为缔约方的其他协议：

(a) any contract for the acquisition or sale of any shares, equity or other interests in any company;
合同中任何股份，普通产权或公司其他利益的并购或销售，

(b) any contract for a joint venture, partnership or profit (or loss) sharing;
合资企业，合作伙伴或股份效益的合同

(c) any contract according to which the Foreign Parent is obliged to acquire or transfer assets or to conclude any agreements with a value of more than RMB50,000 (except for agreements for trade supplies entered into in the ordinary and usual course of business by the Foreign Parent and lease agreements); or
任何合同关于公司有义务获得或转让资产，或最后达成不低于 5 万元人民币价值的协议（不包括公司和供应商达成的普通交易或租赁合同）

(d) any contract which involves expenditure by the Foreign Parent in excess of RMB50,000 (except for agreements for trade supplies entered into in the ordinary and usual course of business by the Foreign Parent or pursuant to real property lease agreements).

所有公司的支出超过 5 万元（不包括公司和供应商达成的普通交易或租赁合同）

12.2 The Disclosure Schedule sets forth a short description of all of the following agreements to which the Foreign Parent is a party or by or to which it or its assets or properties are bound or subject:

披露表中对公司所提出的所有如下协议中的描述，公司或一方对资产或产权应尽的义务

(a) agreements which obligate the Foreign Parent to purchase more than US$10,000 worth of goods and/or services from any one seller or group of related sellers;

协议中规定公司有义务购买超过 5 万元价值的物品或服务向任意卖方或相关集团

(b) agreements for the sale of any of the assets of the Foreign Parent not in the ordinary course of business;
公司销售或任何资产不符合公司正常贸易的

(c) leases with a duration of more than one (1) year which obligate the Foreign

Parent to pay as rent or otherwise, in case of each such lease, in excess of US$10,000 per year;

租赁超过一年期的，有义务责成公司支付租金或其他方式缴纳，在年租金超过 5 万元人民币的情况下

(d) employment contracts, consulting or other contracts for personal services, executive compensation plans, bonus plans, deferred compensation agreements, golden parachute agreements or other plans, arrangements or contracts, whether written or oral, providing for benefits or compensation for employees of the Foreign Parent;

雇佣合同，有关人事的咨询或其他合同，管理层薪资计划，红利计划，延期赔偿协议，停职金制度等，这些计划，协议，或合同以书面或口头的形式，为员工提供利益或赔偿

(e) agreements and/or commitments for capital expenditures in excess of US$10,000;

资本支出超过 5 万元的协议或承诺

(f) contracts, loan agreements, repurchase agreements, mortgages, security agreements, trust indentures, promissory notes or other documents relating to the borrowing of money or for lines of credit;

合同，贷款协议，回购协议，抵押保险协议，信托契约，本票或其他借贷资金或信用额度的文件

(g) contracts for the sale of securities or for the grant of options or preferential rights to purchase any securities;
合同中授予的权利包括证券出售或优先购买的权利

(h) agreements which obligate the Foreign Parent to assume, indemnify, or to otherwise become contingently liable or responsible for the obligations of any other person or entity;
协议责成公司承担，赔偿，或以其他方式临时承担法律责任或对任何其他人或实体的义务负责；

(i) warranties or similar commitments or agreements where the consideration paid or to be paid is more than US$10,000; and
担保或相关的承诺或协议所支付的或应支付的人民币 50,000 元以上；

(j) material agreements not otherwise listed in (a) to (m) above

以上（a）至（b）项没有提及的重大协议。

12.3 None of the material agreements has been changed, altered or amended, nor has there been any waiver or compromise granted by the Foreign Parent that is a party to such agreement without the prior written consent of the Investors.

所有的资料的协议已经改变,改变或修改,也没有出现任何弃权或妥协公司颁发的一方约定未经投资者事先书面同意的。

13. Environmental

环境

13.1 The Foreign Parent has obtained all permits, licenses and other authorizations that are required under applicable laws relating to pollution or protection of the environment, including laws and regulations relating to the release of pollutants or any other toxic or hazardous substance in the environment.

公司获得批准,许可或其他组织机构根据适用法律关于环境治理和防治的要求，包括关于污染物排放和其他有毒物质的法律法规的批准；

13.2 There is currently no civil, criminal or administrative action or proceeding with respect to any Properties or the Foreign Parent's business relating in any way to applicable laws.

目前公司在运营过程中没有民事的，刑事的或行政的裁定并符合相关法律规定。

13.3 There is currently no event or condition which may interfere with or prevent compliance by the Foreign Parent with applicable laws or which may give rise to any legal liability relating thereto.

目前还没有任何事件或情况干扰或防止本公司适用的法律或可能会引起与之有关的任何法律责任。

14. Intellectual Property

知识产权

At no time in the past to the present date of singing this Agreement did the Foreign Parent posses any intellectual property or liabilities resulting from any violation of intellectual property.

知识产权

自签订本协议之日起公司拥有的知识产权具有法律效力并对任何违反知识产权行为进行负责。

15. Assets

资产

15.1 Schedule 10 sets out a complete and accurate list of all fixed and loose equipment, furniture, fixtures and fittings, vehicles, and other tangible assets used in connection with the business of any member of the Foreign Parent ("Company Assets"). Except as disclosed, the Foreign Parent's assets are the sole and absolute property of and held by each such member free from any Encumbrance, hire or hire purchase agreements, credit sale agreements or agreements for payment on deferred terms or bills of sale and such member has good and marketable title thereto and all such assets are in the possession or under the control of such member. Neither the construction, positioning or use of any of the Foreign Parent's assets, nor the Foreign Parent's assets themselves, contravene any relevant provision of any law or other requirement having the force of law so far as the applicable local laws are concerned. The Foreign Parent's assets are in good repair and capable of being used for the purposes for which they are designed, acquired or used by such member.

附表 5 制定一套完整、准确的清单，包括：所有固定和零散的设备，固定装置及配件，车辆和其他有形资产用于任何与公司财产构成有联系的情境。除所披露者外，公司的资产是唯一和绝对的财产，每一成员免于承担任何产权负担，出租或租购协议，赊销协议，这些协议用来延迟支付资金或销售账单，且每一成员拥有财产的所有权及控制权。既不包含建设性的，定位的或任何关于财产使用的，也不包括公司财产本身，违反相关法律条款或法律要求就适用于当地法律问题。公司财产完善并适用于计划性，收购或使用目的。

15.2 The Foreign Parent has good and marketable title to all of its assets as are necessary to enable it properly to conduct its businesses as such business is being conducted on the date hereof. All such assets are free from any Encumbrance and capable of being sold by such member in the ordinary course of business.

公司对于所有资产完全拥有所有权及使用权，有必要确保执行公司管理业务从签订之日起管理。公司所有资产免于任何产权负担并且可以在公司普通交易中进行交易。

16. Insurance

保险

16.1 The Foreign Parent has adequate insurance cover including comprehensive insurance over workers safety, all assets and Properties, and if not, undertakes to obtain such insurance coverage within thirty (30) days of the Completion date.

公司应缴纳适当保险包括：综合人身安全保险以及财产保险，如果目前没有，公司应在签订日期起30日内为员工提交保险。

16.2 Nothing has been done or omitted to be done by or on behalf of the Foreign Parent which would make any policy of insurance void or voidable or enable the insurers to avoid the same and there is no claim outstanding under any such policy and no circumstances likely to give rise to such a claim or result in an increased rate of premium on their next renewal exist.

还没有采取任何措施或者忽略需由公司的代表任何政策会使保险无效或避免发生或使保险公司可撤销,也没有要求在任何这样的政策和任何情况下可能引起这一索赔或导致不断增长的保险利率在未来的革新时期。

17. Accuracy of Information
信息的准确性

17.1 The information contained in this Agreement is true and accurate in all material respects and not misleading in any material respect.

本协议中所包含的信息是真实准确的，无任何误导信息。

17.2 All written information and oral statements given to the Investor and their professional advisers by the Foreign Parent during the negotiations prior to the date of this Agreement was when given and is at the date hereof true and accurate in all material respects.

在签订本协议之前的所有提交给投资者和公司专业人员的以书面形式或口头形式的信息是真实准确的。

18. General
一般信息

18.1 The Foreign Parent acknowledges that the Investor has entered into this Agreement in reliance upon the Warranties and has been induced by them to enter into this Agreement. 公司确认投资者已经根据担保协议签订此项协议。

18.2 Without restricting the rights of the Investor or otherwise affecting the ability of the Investor to claim damages on any other basis available to it, in the event that

any of the Warranties is held by any competent court to have been broken or (as the case may be) untrue or misleading in any material respect, the Foreign Parent shall, on demand, pay to the Investor:

不限制投资者权利，或在其他方面影响投资者要求赔偿的权利。如果法院所持的担保已被废除或在实质性上有误导影响信息，公司将按投资者要求进行赔付：

(a) the amount necessary to put the Investor into the position which would have existed had the Warranties not been broken or (as the case may be) had been true and not misleading; and

在担保未被废除前或内容属实情况下本应提供给投资者的

(b) all reasonable costs and expenses properly incurred by the Investor, the Foreign Parent in connection with or as a result of such breach and any reasonable costs (including legal costs on a solicitor and own client basis), expenses or other liabilities which it may incur either before or after the commencement of any action in connection with: (i) any legal proceedings in which the Investor claims that any of the Warranties has been broken or is untrue or misleading in any material aspect and in which judgment is given for the Investor; or (ii) the enforcement of any settlement of, or judgment in respect of, such claim.

投资者合理的费用或因违反条约而产生的合理性费用（主要包括律师、委托人）及其他与以下事项相关的债务和花费：1.投资者所受到法院因根据已废除的或有偏差的担保材料而对投资者进行诉讼、判决 2.涉及此项索赔强制执行的决算。

18.3 The Warranties set out in each paragraph of this Schedule shall be separate and independent and, save as expressly provided to the contrary, shall not be limited by reference to or inference from any other Warranty or any other term of this Agreement which is not expressly referenced to the Warranty concerned, nor by anything in the Disclosure Schedule which is not expressly referred to in the Warranty concerned.
在第二项中对每段所载的担保，应独立简明的加于合同，不应限制于内容不清和相关担保文件未提及或任何在披露表中未明确提及的内容。

18.4 The Foreign Parent hereby agrees with the Investor to waive any rights which it may have in respect of any misrepresentation or inaccuracy in, or omission from, any information or advice supplied or given by the Foreign Parent or its respective officers, employees or advisers in connection with the giving of the Warranties and the preparation of the Disclosure Schedule.

本公司同意投资者放弃因相关人员出据的有关担保的不清楚资料涉及的权利。

18.5 The Foreign Parent shall not do, allow or procure any act or omission before Completion which would constitute a breach of any of the Warranties if they were given at Completion or which would make any of the Warranties inaccurate or misleading if they were so given.
在完成前公司不应，也不允许在完成前有的任何违反担保协议的行为或遗漏，由此可能导致误解担保协议。

18.6 The Foreign Parent shall give to the Investor and its counsel and accountants both before and after Completion, all such information and documentation relating to the Foreign Parent as the Investor shall reasonably require to enable it to satisfy itself as to the accuracy and due observance of the Warranties.
本公司在完成前后须给予投资者及其律师、会计师，所有相关材料。因为投资者需要合理、准确的担保内容。

18.7 The Foreign Parent hereby agrees to disclose as soon as reasonably practicable to the Investor in writing immediately upon becoming aware of the same, any matter, event or circumstance (including any omission to act) which has arisen or become known to it after the date of this Agreement and before Completion which: 本公司同意尽快以书面形式依据协议签订后及在完成前相关信息和情况（包括任何遗漏）进行披露

(a) constitutes a breach of or is inconsistent with any of the Warranties; or
任何与担保协议不一致的信息；

(b) has, or is likely to have, a material adverse effect on the Foreign Parent.
可能给公司造成不利影响的。

18.8 Neither Party shall be liable to the other Party for damages for loss of revenues or profits, loss of goodwill or any indirect or consequential damages in connection with the performance or non-performance of this Agreement.

任何一方在执行协议时都不得直接或间接损害另利润或是名誉。

18.9 Each Party represents and warrants to the other Party that:
一方授权另一方事宜：

18.9.1 it has full power, authority and legal right to enter into and engage in the transactions contemplated by this Agreement and has taken or obtained all necessary corporate and other action and consents to authorization the execution and performance

of this Agreement;

授予充分处理本协议相关事宜的权利，或协议执行过程中采取的必要合作。

18.9.2 this Agreement constitutes legal, valid and binding obligations of it enforceable in accordance with its terms;

该协议包括合法、有效的，并具有约束力的义务，同时与条款一致具有可执行性。

18.9.3 neither the execution of this Agreement nor the performance of its obligations or the exercise of any of its rights hereunder will conflict with or result in a breach of any law, regulation, judgment, order, authorization, agreement or obligation applicable to any of the foregoing or cause any limitation placed on any of the foregoing or the powers of its directors to be exceeded or result in the creation of or oblige it to create an Encumbrance in respect of any of its property or assets;

任何本协议的执行，相关义务的履行或权利的行使皆未与有关法律、法规、裁决、命令、授权或上述行为相冲突，或造成上述行为或董事越权行为，而导致任何公司物业或资产上的权利负担。

18.9.4 all authorizations required from any governmental or other authority or from any of its Shareholders or creditors for or in connection with the execution, validity and performance of this Agreement have been obtained and are in full force and effect.

在执行协议过程中，股东和债权人都应得到相关部门的授权，以达到行之有效的目的。

SCHEDULE 6
Escrow Agreement

托管协议

ESCROW AGREEMENT

THIS ESCROW AGREEMENT (this "Agreement" or "Escrow Agreement") is made as on this 26 day of August 2011, by and among:

A. Daqing Hi-tech Hawkland Venture Investment Co. Ltd, an entity established under the laws of the People's Republic of China company the address of which is No. 101 Keji Road, Daqing Hi-tech Industrial Development Zone, Daqing, Heilongjiang, PRC ("Investor");

B. Mr. Wang Yuhu, controlling shareholder of Heilongjiang Tongyu Pride Aluminum Co. Ltd, an entity established under the laws of the People's Republic of China the address of which is No. 1 Sunshine Avenue, High and New Technology Industrial Development Zone ("Tongyu") and a shareholder of Oriental Nonferrous Metals Technology Company Limited, the foreign parent of Tongyu ("the Foreign Parent") (Mr. Wang Yuhu, hereinafter referred to as the "Controlling Shareholder"); and

C. Deheng Law Firm, with registered business address of 1608 CBD International Building, No.16 Yongandongli Road, Chaoyang District, Beijing, as escrow agent ("Escrow Agent").

WITNESSETH:

WHEREAS, Investor, Tongyu and the Controlling Shareholder have executed and delivered that the Master Investment Agreement dated August 26, 2011 (the "Investment Agreement"), (capitalized terms used herein and not defined shall have the meaning ascribed to them in the Investment Agreement) pursuant to which Investor has agreed to receive, and Tongyu and the Controlling Shareholder have agreed to transfer to Investor, twenty point seventy three percent (20.73%) of the entire equity in Oriental for consideration of RMB30,000,000 invested in Tongyu (the "Escrowed Funds").

WHEREAS, it is the goal of the above investment that that the Foreign Parent will be listed on a US Stock Exchange in accordance with the Investment Agreement by no later than December 31, 2011, and that 1,000,000 shares in the post-listed entity will be held in escrow in accordance with the terms of this Agreement.

WHEREAS, in connection with and pursuant to the Investment Agreement, Investor

has agreed to deposit the Escrowed Funds and into the designated Escrow Account below with the Escrow Agent in accordance with the terms below:

WHEREAS, the Foreign Parent, shall hereinafter be referred to as the "Company"; and

WHEREAS, pursuant to the Transaction, the Investor was issued 2,072,539 shares of the Company's Ordinary Shares (referred in this Agreement as the "Common Stock") with a share price of US$ $2.22 and warrants of the Company ("Warrants");

WHEREAS, the Controlling Shareholder and the Investor have agreed that 1,000,000 shares of the Company's Common Stock held in the name of the Controlling Shareholder as outlined in Exhibit A (the "Escrow Shares") shall be held in escrow with the Escrow Agent to satisfy the payment to the Investor of the Milestone Event as hereinafter defined; and

WHEREAS, the Controlling Shareholder and the Investor agree that upon completion of a US GAAP compliant audit by an auditor acceptable to the Investor, the 2011 net profit target of the Company shall be at least RMB35,000,000 (the "2011 Milestone"). In the event that the 2011 audited net profit by an auditor acceptable to Investor fails to reach the 2011 Milestone, the Escrow Shares will be immediately released to the Investor in accordance with the terms of this Agreement;

WHEREAS, the Controlling Shareholder and the Investor agree that upon completion of a US GAAP compliant audit by an auditor acceptable to the Investor, the 2012 net profit target of the Company shall be at least RMB40,000,000 (the "2012 Milestone"). In the event that the 2012 audited net profit by an auditor acceptable to Investor fails to reach the 2012 Milestone, the Escrow Shares will be immediately released to the Investor in accordance with the terms of this Agreement;

WHEREAS, the Investor and the Controlling Shareholder have requested that the Escrow Agent hold the Escrow Shares in escrow upon the terms set forth herein;
NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties to this Agreement agree as follows:

TERMS OF THE ESCROW

1.1 Share Deliveries.

(a) The Escrow Agent shall hold (i) the Escrow Shares, along with at least 3 executed stock powers and with any transfer agent (a "Transfer Agent") the Company may engage during the term of this Escrow Agreement pursuant to the Transfer Agent Letter (the "Transfer Agent Letter") is attached hereto as Exhibit D.

(b) Pursuant to the Securities Exchange Act of 1934, as amended, the Company is obligated to file with the United States Securities and Exchange Commission (the "Commission"), inter alia, an annual report on Form 10-K (or on Form 20-F, as the case may be) for the fiscal year ending December 31, 2011 (the "2011 10-K") and an annual report on Form 10-K (or on Form 20-F, as the case may be) for the fiscal year ending December 31, 2012 (the "2012 10-K").

The 2011 10-K must be filed on or before March 31, 2012, and if granted an extension, on or before April 15, 2012 (the "2011 Milestone Date"). If the Company shall change its fiscal year end then the dates in this section shall be adjusted accordingly. The filing with the Commission of the 2011 10-K on or before the 2011 Milestone Date shall be referred to as the "2011 Milestone". Within 15 Trading Days of the 2011 Milestone Date (the "2011 Delivery Date"), either the Controlling Shareholder or the Investor shall, pursuant to the Notice provision contained herein, notify the Escrow Agent of the completion, or failure to meet, the 2011 Milestone (the "2011 Milestone Notice"), with proof that such Milestone Notice was sent to the other party, as well.

The 2012 10-K must be filed on or before March 31, 2013, and if granted an extension, on or before April 15, 2013 (the "2012 Milestone Date"). If the Company shall change its fiscal year end then the dates in this section shall be adjusted accordingly. The filing with the Commission of the 2012 10-K on or before the 2012 Milestone Date shall be referred to as the "2012 Milestone". Within 15 Trading Days of the 2012 Milestone Date (the "2012 Delivery Date"), either the Controlling Shareholder or the Investor shall, pursuant to the Notice provision contained herein, notify the Escrow Agent of the completion, or failure to meet, the 2012 Milestone (the "2012 Milestone Notice"), with proof that such Milestone Notice was sent to the other party, as well.

The 2011 Milestone Notice and the 2012 Milestone Notice shall each include the 2011 GAAP Audited Net Income or 2012 GAAP Audited Net Income, as applicable of the Company, respectively (as defined in Exhibit C hereto), as well as the calculation as to how the Escrow Shares should be distributed pursuant to Exhibit C. The non-notifying party shall have 15 days of operation for the relevant exchange (each, a "Trading Day") (the "2011 Contest Period" and "2012 Contest Period") to contest to the Escrow Agent in writing the completion of the 2011 Milestone or 2012 Milestone, respectively, and/or the calculation as to how the Escrow Shares should be distributed. In the event a dispute between the Controlling Shareholder and the Investor, the Escrow Agent may, at its option, deposit the Escrow Shares in a court of proper jurisdiction pending resolution of such dispute.

(c) In the event there is no dispute between the parties upon receipt of the 2011 Milestone Notice or 2012 Milestone Notice and either confirmation or no communication from the non-notifying party by the termination of the 2011 Contest Period or 2012 Contest Period, respectively, the Escrow Agent shall send the Transfer

Agent Letter, stock powers and Escrow Shares with a letter of instruction to the Transfer Agent directing the Transfer Agent to make the transfers described therein.

(d) In the event the Company does not (i) file the 2011 10-K by the 2011 Milestone Date or (ii) file the 2012 10-K by the 2012 Milestone Date (each, a "Default"), the Investor shall, in accordance with the Notice provision herein, send a notice of default ("Notice of Default") to the Escrow Agent with proof that such Notice of Default has been sent to the Controlling Shareholder. In the event that the Controlling Shareholder does not respond to the Escrow Agent within 15 Trading Days with actual proof that there was no default and that the 10-K in dispute was filed on or before the relevant Milestone Date, the Escrow Shares shall be released pursuant to the formula outlined in Exhibit C. In the event there is a dispute between the Controlling Shareholder and the Investor as to whether or not a Default has occurred, the Escrow Agent the Escrow Agent may, at its option, deposit the Escrow Shares in a court of proper jurisdiction pending resolution of such dispute.

(e) The Escrow Agent shall be entitled to an annual fee equal to RMB$[5,000], payable upon execution of this Escrow Agreement by the Controlling Shareholder.

ARTICLE II
MISCELLANEOUS

2.1 No waiver or any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed an extension of the time for performance of any other obligation or act.

2.2 All notices or other communications required or permitted hereunder shall be in writing, and shall be sent as set forth in this Agreement.

2.3 Capitalized terms used in each of the Exhibits to this Agreement shall have the meaning ascribed to them in the Investment Agreement, unless otherwise specifically defined in this Agreement or its Exhibits.

2.4 This Escrow Agreement shall be binding upon and shall inure to the benefit of the permitted successors and permitted assigns of the parties hereto.

2.5 This Escrow Agreement is the final expression of, and contains the entire agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto. This Escrow Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

2.6 Whenever required by the context of this Escrow Agreement, the singular shall include the plural and masculine shall include the feminine. This Escrow Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if all parties had prepared the same. Unless otherwise indicated, all references to Articles are to this Escrow Agreement.

2.7 The parties hereto expressly agree that this Escrow Agreement shall be governed by, interpreted under and construed and enforced in accordance with the laws of the State of New York without reference to choice of law doctrine that would result in the application of the laws of another jurisdiction. Any action to enforce, arising out of, or relating in any way to, any provisions of this Escrow Agreement shall only be brought in a state or Federal court sitting in New York City.

2.8 The Escrow Agent's duties hereunder may be altered, amended, modified or revoked only by a writing signed by the Controlling Shareholder, the Investor and the Escrow Agent.

2.9 The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as the Escrow Agent while acting in good faith and in the absence of negligence, fraud and misconduct, and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent's attorneys-at-law shall be conclusive evidence of such good faith, in the absence of negligence, fraud and misconduct.

2.10 The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

2.11 The Escrow Agent shall not be liable in any respect on account of the identity, authorization or rights of the parties executing or delivering or purporting to execute or deliver the Investment Agreement or any documents or papers deposited or called for thereunder in the absence of gross negligence, fraud and willful misconduct.

2.12 The Escrow Agent shall be entitled to employ such legal counsel and other experts as the Escrow Agent may deem necessary properly to advise the Escrow Agent in connection with the Escrow Agent's duties hereunder, may rely upon the advice of

such counsel, and may pay such counsel reasonable compensation; provided that the costs of such compensation shall be borne by the Escrow Agent.

2.13 The Escrow Agent's responsibilities as escrow agent hereunder shall terminate if the Escrow Agent shall resign by giving written notice to the Controlling Shareholder and the Investor. In the event of any such resignation, the Investor and the Controlling Shareholder shall appoint a successor Escrow Agent and the Escrow Agent shall deliver to such successor Escrow Agent any escrow funds and other documents held by the Escrow Agent.

2.14 If the Escrow Agent reasonably requires other or further instruments in connection with this Escrow Agreement or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

2.15 It is understood and agreed that should any dispute arise with respect to the delivery, ownership or right of possession of the Escrow Shares held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed in the Escrow Agent's sole discretion (1) to retain in the Escrow Agent's possession without liability to anyone all or any part of said Escrow Shares until such disputes shall have been settled either by mutual written agreement of the parties concerned by a final order, decree or judgment or a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings or (2) to deliver the Escrow Shares and any other property and documents held by the Escrow Agent hereunder to a state or Federal court having competent subject matter jurisdiction and located in the City of New York in accordance with the applicable procedure therefore;

2.16 The Controlling Shareholder and the Investor each agree, jointly and severally, to indemnify and hold harmless the Escrow Agent and its partners, employees, agents and representatives from any and all claims, liabilities arising from or relating to the duties or performance of the Escrow Agent, hereunder or the transactions contemplated hereby other than any such claim, liability to the extent the same shall have been determined by final, unappealable judgment of a court of competent jurisdiction to have resulted from the gross negligence, fraud or willful misconduct of the Escrow Agent.

2.17 All notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given if sent by hand-delivery, by nationally recognized overnight courier service or by prepaid registered or certified mail, return receipt requested, to the addresses set forth below.

To Investor:

Attn: ____________________

2

Telephone: ________________

Fax: ____________________

E-mail: ____________________

To Wang Yuhu:

Attn: Wang Yuhu

Telephone: 13089005755

Fax: ____________________

E-mail: yuhu_wang@126.com

To Escrow Agent:
Attn: FangLitang

Telephone: 010-85219100

Fax: 010-85219992

E-mail: Fanglitang@deheng.com

****

WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of date first written above.

By: ______________________

DAQING HI-TECH HAWKLAND VENTURE INVESTMENT CO. LTD

Name:

Title:

By: ______________________

WANG YUHU

Name:

Title:

By: ______________________

DEHENG LAW FIRM

Name:

Title: Partner

Exhibit A

Exhibit B

Release Notice

The UNDERSIGNED, pursuant to the Escrow Agreement, dated as of August 26 2011 (the "Escrow Agreement"; capitalized terms used herein and not defined shall have the meaning ascribed to such terms in the Escrow Agreement), among Wang Yuhu, the controlling shareholder ("Controlling Shareholder"), of Heilongjiang Tongyu Pride Aluminum Co. Ltd ("Tongyu") the Investor signatory thereto and [Name of Escrow Agent], as Escrow Agent (the "Escrow Agent"), hereby notify the Escrow Agent that 2011 Milestone Date/2012 Milestone Date has arrived and/or the 2011 10-K/2012 10-K (or 20-F, as the case may be) has been filed with the U.S. Securities and Exchange Commission. The Controlling Shareholder and the undersigned Investor affirm to the Escrow Agent that the Escrow Shares shall be released according to the formula outlined in the Escrow Agreement and hereby authorize the Escrow Agent to release the Escrow Shares to the respective parties in accordance with such formula.

Based on the 2011 10-K/2012 10-K, the 2011 Actual Net Income/2012 Actual Net Income of the Company was ________. Thus, ____________ of the Escrow Shares are to be released to the undersigned Investor [with the remaining __________ Escrow Shares to be returned to Controlling Shareholder or remain in Escrow until the 2012 Delivery Date].

This Release Notice may be signed in one or more counterparts, each of which shall be deemed an original. Proof that a copy of this Release Notice was sent to the Controlling Shareholder and Investor is attached hereto in the form of ________.

All capitalized terms in this Release Notice shall have the meaning ascribed to them in the Escrow Agreement, unless defined otherwise in this Release Notice.

IN WITNESS WHEREOF, the undersigned have caused this Release Notice to be duly executed and delivered as of this __ day of ______ 201[*].

DAQING HI-TECH HAWKLAND VENTURE INVESTMENT CO. LTD:

By:____

Name:

Title:

WANG YUHU:

By:____

Name:

Title:

Exhibit C
2011 & 2012 Financial Milestone

The Controlling Shareholder shall ensure that if the Company fails to report at least RMB35,000,000 in audited net income for the fiscal year ending December 31, 2011, as disclosed in the Company's Form 10-K or 20-F, as the case may be, for the fiscal year ending December 31, 2011, which Form 10-K must be filed with the U.S. Securities and Exchange Commission on or before March 31, 2012, (the "2011 Milestone", the date by which the Form 10-K must be filed, the "2011 Milestone Date" and such 10-K, the "2011 10-K") then, within 15 Trading Days of the 2011 Milestone Date, the Controlling Shareholder shall ensure that the Investor shall receive a number of the Escrow Shares equal to the following formula (the "2011 Milestone Shares"):

2011 Milestone Shares = (2011 Milestone – 2011 Actual Net Income) / 2011 Milestone X Number of shares issued to Investor pursuant to the Investment Agreement.

The Controlling Shareholder shall ensure that if the Company fails to report at least RMB40,000,000 in audited net income for the fiscal year ending December 31, 2012, as disclosed in the Company's Form 10-K or 20-F, as the case may be, for the fiscal year ending December 31, 2012, which Form 10-K or 20-F, as the case may be, must be filed with the U.S. Securities and Exchange Commission on or before March 31, 2013, (the "2012 Milestone", the date by which the Form 10-K must be filed, the "2012 Milestone Date" and such 10-K, the "2012 10-K") then, within 15 Trading Days of the 2012 Milestone Date, the Controlling Shareholder shall ensure that the Investor shall receive a number of the Escrow Shares equal to the following formula (the "2012 Milestone Shares"):

2012 Milestone Shares = (2012 Milestone – 2012 Actual Net Income) / 2012 Milestone X Number of shares issued to Investor pursuant to the Investment Agreement.

By way of example of the above formulas, if the 2011 (or 2012) Actual Income was RMB31,000,000, the 2011 Milestone Shares (or respectively, the 2012 Milestone Shares) would be computed as follows:
(RMB 35,000,000 – RMB 31,000,000) / RMB 35,000,000 X 2,072,539
RMB 4,000,000 / RMB 35,000,000 = 0.11
0.11X 2,072,539 = 227,979 shares to be released to the Investor.

The "2011 Actual Net Income" and "2012 Actual New Income" shall be equal to the actual GAAP audited net income for the fiscal year ending December 31, 2011 and December 31, 2012, respectively, as disclosed in the 2011 10-K on the 2011 Milestone Date and 2012 10-K on the 2012 Milestone Date, respectively. In the event the

Company shall fail to file the 2011 10-K on the 2011 Milestone Date or the 2012 10-K on the 2012 Milestone Date, with financial information for such period evidencing satisfaction of the 2011 Milestone and 2012 Milestone, respectively, then the Company shall irrevocably be deemed to have failed to achieve the 2011 Milestone and 2012 Milestone Date, respectively, and all in such event, the Company's audited net income for the fiscal year ending December 31, 2011 shall be regarded as the 2011 Actual Net Income and the net income for the fiscal year ending December 31, 2012, shall be regarded as the 2012 Actual Net Income.

Upon release of the Escrow Shares to the Investor and/or the Controlling Shareholder in accordance with the formula outlined in this Exhibit C, and the terms of this Escrow Agreement, this Escrow Agreement shall terminate.

All capitalized terms in this Exhibit C shall have the meaning ascribed to them in the Escrow Agreement, unless defined otherwise in this Exhibit C.

Exhibit D

Transfer Agent Letter

To: [transfer agent]

The undersigned has served as escrow agent for Mr. Wang Yuhu, the controlling shareholder of Heilongjiang Tongyu Pride Aluminum Co. Ltd ("Controlling Shareholder") and Daqing Hi-tech Hawkland Venture Investment Co. Ltd ("Investor"). Pursuant to the Escrow Agreement between these two parties and us dated ______________ _____, 2011, we have held 1,000,000 shares of common stock of Oriental Nonferrous Metals Technology Company Limited, as well as stock powers for said shares, in escrow since that time.

Based on the formula provided in the Escrow Agreement and its Exhibits, and notifications we have received from the Controlling Shareholder and Investor, we have been instructed to notify you that these 1,000,000 shares are to be issued as follows: [*]

We are enclosing the stock powers and original certificate with this letter.
Yours faithfully,

DEHENG LAW FIRM

Exhibit E
Default Notice

Dear Deheng Law Firm,

Pursuant to that Escrow Agreement (the "Escrow Agreement") by and between Wang Yuhu, Daqing Hi-tech Hawkland Venture Investment Co. Ltd and you dated ____________________, 2011, ____________________ (the "Company") is required to file with the United States Securities Exchange Commission an annual report on Form 10-K or Form 20-F, as the case may be, for the fiscal year ending December 31, 2011[/December 31, 2012] which report shall contain audited financial statements for that year (the "2011 10-K"[/"2012 10-K"]) on or before [April 15, 2011/2012] ("the Milestone Date") (the filing, the "2011/2012 Milestone"). Failure of the Company to file the 2011[/2012] 10-K by the Milestone Date is, according to the terms of the Escrow Agreement, an event of default.

The Milestone Date has passed, and the Company has not filed its 2011/2012 Form 10-K with the Securities and Exchange Commission.

This letter is to inform you that, pursuant to the terms of the Escrow Agreement, the Company is in Default. As a result, the [*] shares of the Company which you are holding in escrow are to be distributed according to the formula outlined in Exhibit C to the Escrow Agreement.

That formula is as follows:

2011[/2012] Milestone Shares = (2011[/2012] Milestone – 2011[/2012] Actual Net Income) / 2011[/2012] Milestone X Number of shares issued to Investor pursuant to the Investment Agreement.

All capitalized terms in this Default Notice shall have the meaning ascribed to them in the Escrow Agreement, unless defined otherwise in this Default Notice.

Yours sincerely,

Daqing Hi-tech Hawkland Venture Investment Co. Ltd

SCHEDULE 7
Disclosure

信息披露表

1. Corporate Matters

公司事宜

1.1 Establishment of Heilongjiang Tongyu

On 8th November 2011, all of six sponsors Wang Yuhan, Wang Yuhu, Dai Yumin, Tan Yaru Cao Benqian Chen Lihua agreed to sign the AOA of Heilongjiang Tongyu

On 6th December 2001, the *Capital Verification Report of HZGXK[2001]YZD021*(黑中广信会验字【2001】验字第 021 号)was issued by Daqing Zhong Guang Xin Accounting Firm (黑龙江中广信会计师事务所有限责任公司), which verified that as of 3rd December 2001, Heilongjiang Tongyu has received the registered capital of RMB 20,000,000 Yuan from all shareholders in the form of a currency contribution.

On 28th January 2002, Heilongjiang Tongyu obtained *the Approval for Establishment of Heilongjiang Tongyu of HJMQYF[2002] No.44* issued by Economic and Trade Commission of Heilongjiang Province, which approved the establishment of Heilongjiang Tongyu.

On 28th February 2002, the *Business License for Enterprises as Legal Person* (No. 230600100009454) was issued to Heilongjiang Tongyu by the Daqing AIC Bureau.

1.2 Increase of Registered Capital and Change of Shareholders

1.2.1 Change of Shareholder in 2006

On 16th March 2006, the shareholder's meeting was held by Heilongjiang Tongyu, where it was decided that shareholder Tan Yaru and Dai Yumin transfer all their shares to Wang Yuhu, Zang Shaobo, and Jiang Chengwei, and Wang Yuhu acquires 5% of total shares with price of RMB 1,000,000 Yuan, Zang Shaobo acquires 1.5% of total shares with price of RMB 300,000 Yuan and Jiang Chengwei acquires 1.5% of total shares with price of RMB 100,000 Yuan; to amend the AOA accordingly.

1.2.2 Increase of registered capital and change of shareholders in 2007

On 31st October 2007, the shareholders' meeting was held by Heilongjiang Tongyu, where it was decided to increase the registered capital from RMB 20,000,000 Yuan to RMB 25,600,000 Yuan; Wang Yuhu contributed RMB 1,500,000 Yuan in currency, Cui Yuwu contributed RMB 150,000 Yuan in currency, Zhang Ming contributed RMB 180,000 Yuan in currency, Chen Xuerui contributed RMB 1,770,000 Yuan in currency and Qiu Haibin contributed RMB 2,000,000 Yuan by non-patent technology; to amend the AOA accordingly.

On 10th November 2007, the shareholder's meeting was held by Heilongjiang Tongyu, where it was decided that shareholder Wang Yuhan transferred shares of RMB 7,000,000 Yuan to Wang Yuhu, Chen Lihua, and Cao Benqian, and Wang Yuhu acquired shares of RMB 6,200,000 Yuan , Chen Lihua acquired shares of RMB 500,000 Yuan and Cao Benqian acquired shares of RMB 300,000 Yuan.

1.2.3 Increase of registered capital and change of shareholders in 2008

On 1st July 2008, the shareholder's meeting was held by Heilongjiang Tongyu, where it was decided to increase the registered capital from RMB 25,600,000 Yuan to RMB 26,130,000 Yuan; Zhang Su contributed RMB 500,000 Yuan in currency, Jiang Chengwei contributed RMB 30,000 Yuan in currency; to amend the AOA accordingly.

On 13th November 2008, the shareholder's meeting was held by Heilongjiang Tongyu, where it was decided to increase the registered capital from RMB 26,130,000 Yuan to RMB 26,350,000 Yuan; Cao Benqian contributed RMB 100,000 Yuan in currency, Jiang Chengwei contributed RMB 120,000 Yuan in currency; to amend the AOA accordingly.

On 15th December 2008, the shareholder's meeting was held by Heilongjiang Tongyu, where it was decided that shareholder Cui Yuwu transferred shares of RMB 150,000 Yuan to Jiang Chengwei.

1.2.4 Increase of registered capital and change of shareholders in 2009

On 10th August 2009, the shareholder's meeting was held by Heilongjiang Tongyu, where it was decided to increase the registered capital from RMB 26,350,000 Yuan to RMB 26,750,000 Yuan; Zhu Tenghua contributed RMB 250,000 Yuan in currency, Chen Xuerui contributed RMB 30,000 Yuan in currency and Jiang Chengwei contributed RMB 120,000 Yuan in currency; to amend the AOA accordingly.

1.2.5 Increase of registered capital and change of shareholders in 2010

On 29th March 2010, the shareholder's meeting was held by Heilongjiang Tongyu, where it was decided to increase the registered capital from RMB 26,750,000 Yuan to RMB 26,840,000 Yuan; Li Hai contributed RMB 90,000 Yuan in currency; to amend the AOA accordingly.

On 30th December 2010, the shareholder's meeting was held by Heilongjiang Tongyu, where it was decided to increase the registered capital from RMB 26,840,000 Yuan to RMB 34,570,000 Yuan; Wang Yuhu contributed RMB 6,850,000 Yuan in currency; Cao Shouhua contributed RMB 50,000 Yuan in currency; Yu Xiying contributed RMB 500,000 in currency; Zheng Jianguo contributed RMB 280,000 in currency; Liang

Dapeng contributed RMB 50,000 Yuan in currency; Chen Xueri respectively transferred 10% of shares to Li Hai, 5% of shares to Zheng Jianguo, 4% of shares to Cao Shouhua in a consideration of RMB 100,000 Yuan, 50,000 Yuan and 40,000 Yuan; Jiang Chengwei transferred 10% of shares to Li Hai in a consideration of RMB 100,000 Yuan and to amend the AOA accordingly.

1.2.6 Increase of registered capital and change of shareholders in 2011

On19th March 2011, the shareholder's meeting was held by Heilongjiang Tongyu, where it was decided to increase the registered capital from RMB 34,570,000 Yuan to RMB 34,910,000 Yuan; Zang Shaobo contributed RMB 130,000 Yuan in currency; Ding Jisheng contributed RMB 90,000 Yuan in currency; He Bozhi contributed RMB 20,000 Yuan in currency; Sun Mingyan contributed 100,000 Yuan in currency and to amend the AOA accordingly.

1.3 Other changes of Heilongjiang Tongyu

1.3.1 Change of business scope

On 31st October 2007, the business scope was changed to "Processing and sale of aluminium products; sale of non-ferrous products; manufacture of aluminium processing equipment; the export of the enterprises produced products and technologies, the import of raw materials, machinery equipment, spare parts and technologies needed by enterprise. Permitted Item: None".

1.3.2 Change of directors

On 31st October 2007, the shareholders' meeting was held by Heilongjiang Tongyu, where it decided to remove Wang Yuhan as director; and Qiu Haibin and Cui Yuwu were respectively appointed as director.

In conclusion, our lawyers opine that all changes of the Company are based on board of shareholders, directors' resolution, approved by relevant authorities, and registered with ABIC, which are pursuant to P. R. China laws. Heilongjiang Tongyu is legally established and existing.

Upon our legal investigation, we are of the opinion that the establishment of Heilongjiang Tongyu was pursuant to the Law of P. R. China, the form of the company is legal, and Heilongjiang Tongyu has full enterprise legal person status and is in good standing under the PRC Laws. Except the Equity Pledge Agreement signed with Daqing Zefang, all equity interests of Heilongjiang Tongyu are free and clear of any other pledges, seal up, or freeze by any third parties including the relevant authorities. Heilongjiang Tongyu has no circumstances for termination under the laws and administrative regulations nor has it any circumstances under the AOA.

1.4 Corporate governance of Heilongjiang Tongyu

1.4.1 Articles of Association

The present effective AOA of Heilongjiang Tongyu was signed on 10th November 2007, and recently to amend on 20th June 2008.

Based on the thorough review and verification of our lawyers, the formulation and content of the AOA of Heilongjiang Tongyu complies with the relevant provisions of Chinese laws and regulations. The AOA has furthermore been registered and filed with the AIC. The AOA of Heilongjiang Tongyu is binding on shareholders, the executive director and the manager of the company.

1.4.2 Board of Shareholders

According to the present AOA and registration information of Heilongjiang Tongyu, the shareholders' meeting of the company shall be composed of all the shareholders, and the shareholders shall exercise their functions and powers in light of the AOA and the *Company Law of the PRC*.

1.4.3 Board of Directors

According to the present AOA and registration information of Heilongjiang Tongyu; the company has board of directors, which is made up of directors and separate director. The present Chairman of Board is Wang Yuhu, Vice Chairman of Board is Qiu Haibin, Directors are Zang Shaobo, Chen Lihua and Cao Benqian.

1.4.4 Board of Supervisors

According to the present AOA and registration information of Heilongjiang Tongyu; the Company has Board of Supervisors, which is made up of three supervisors.

The present supervisors are Zhang Su, Tang Linkai, Kan Changchun, and Zhang Su is the Chairman of the Board.

2. Financial
财务事宜

See the Financial Statement.

3. Matters since the Accounting Date
自结算日期以来的事宜

See the Financial Statement.

4. Tax, Records and Returns
税费、纳税记录和申报表

4.1 Tax Registration

Heilongjiang Tongyu obtained the *Tax Registration Certificate* which was jointly

issued by the Daqing Municipal Office of SAT and the Daqing Local Taxation Bureau.

4.2 Tax Category and Rate

The applicable tax category and rate are as follows:

No.	Tax Category	Tax Rate
1	Value-added Tax	17%
2	Urban Maintenance And Construction Tax	7% of Value-added Tax
3	Business Tax	5%
4	Education Surtax	3% of Value-added Tax
5	Local Education Surtax	2% of Value-added Tax
6	Enterprise Income Tax	15%
7	Land Use Tax	16 Yuan/m²
8	Stamp Tax	0.03% （Purchase & Sales contract）

4.3 Tax Preferential Treatment

As of the date hereof, according to a paper issued by the Daqing High and New Technology Development Zone on 25th March 2011, Heilongjiang Tongyu enjoys the following preferential tax treatment:

1. Exemption of the enterprise tax (40% of local retention) from year 2010 to 2012 inclusive.

2. Deduction of 50% of the enterprise tax (40% of local retention) for year 2013 and 2014.

4.4 Tax Administrative Penalty

As of the date hereof, according to the statement of the company and the verification of our lawyers, Heilongjiang Tongyu has not been subjected to any form of administrative tax penalty.

5. Trading and General Commercial Matters
交易及一般商业事宜

5.1 Contract of Purchase

As of the date hereof, Heilongjiang Tongyu has not entered any purchase contracts with

value over RMB 5,000,000.

5.2 Sales contract

As of the date hereof, the sales contracts with value over RMB 3,000,000 that Heilongjiang Tongyu has entered are as follows:

No.	Buyer	Products	Contract value RMB/Yuan	Date of signing	Installment Payment
1	Heilongjiang Hongfu 幕墙 construction Co.,ltd.	2.5mm 厚铝单板	4,644,000	15th March 2011	30% payment after signing contract;67% payment after inspection and acceptance of products; 3% payment after completion of construction
2	Daqing Yinkun Decoration Construction Co.,Ltd	氟碳二涂	10,175,000	15th February 2011	30% payment after signing contract;67% payment after inspection and acceptance of products; 3% payment after completion of construction
3	Daqing Shenhua Cable Co.,Ltd	铝杆	16,200,000	20th January 2011	80% advance payment; 20% payment after delivery of products
4	Daqing Oilfield Kunlun Cable Co.,Ltd	铝杆	46,250,000	5th January 2011	80% advance payment; 20% payment after delivery of products
4	Daqing Oilfield Kunlun Cable Co.,Ltd	铝杆	46,250,000	5th January 2011	80% advance payment; 20% payment after delivery of products
5	Qiqihaer Beixing Special Steel Co.,Ltd	铝线、铝线段	20,460,000	18th January2011	payment after delivery of products

6. Debts owed by the Foreign Parent
集团所欠债务

6.1 Bank Loan Contracts of Heilongjiang Tongyu

As of the date hereof, Heilongjiang Tongyu has entered into two bank loan contracts:

No.	Contract No.	Loaner	Date of Loan	Date for Repayment	Amount of Loan (RMB/Yuan)
1	[2010]QXZ No.116	ICBC Daqing Branch	26th November 2010	25th November 2011	5,600,000
		Total			5,600,000

6.2 Other Loan Contracts of Heilongjiang Tongyu

As of the date hereof, Heilongjiang Tongyu has entered into two loan contract:

No.	Loaner	Date of Loan	Date for Repayment	Amount of Loan (RMB)	Surety
1	Daqing Hign-tech State-owned Property Operation Co.,Ltd	1st December 2010	1st April 2013	4,750,000 (note:1,750,000 shall be repaid before 31st Dec 2011)	Wang Yuhu (personal guarantee)
2	Daqing Industrial and Business Guarantee Company	-2011-	28th July 2011	10,000,000	-
3	Daqing Industrial and Business Investment Company 大庆市工商业投资有限公司	2009.04.01	2012.3.31	700，000	-
4	Daqing Industrial and Business Investment Company 大庆市工商业投资有限公司	-	2012.4.13	8，000，000	-
	Total			23,450,000	

6.3 Loan Contract of Tongliao Tongyu

As of the date hereof,Tongliao Tongyu has entered into 9 loan contract:

No.	Loaner	Date of Loan	Date for Repayment	Amount of Loan (RMB/Yuan)
1	State-owned Assets Management Company of Keerqin District Tongliao City (通辽市科尔沁区国有资产经营管理公司)	12nd May 2009	31st December 2011	2,000,000
2		15th May 2009	31st December 2011	2,000,000
3		19th May 2009	-	2,000,000
3		21st May 2009	31st December 2011	2,000,000
4		3rd June 2009	31st December 2011	8,000,000
5		3rd August 2009	31st December 2011	5,000,000
6		29th September 2009	31st December 2011	1,500,000
7		22nd June 2010	31st December 2011	1,000,000

8	Tiancheng Urban Construction Investment Guarantee Company (通辽市天诚城市建设投资担保有限公司)	13rd November 2009	30th January 2012	4,000,000
9		15th December 2009	30th January 2012	1,000,000
	Total			28,500,000

7. Regulatory
监管事宜

7.1 Business Licenses

Business License for Enterprises as Legal Person 《企业法人营业执照》

Heilongjiang Tongyu obtained the *Business License for Enterprises as Legal Person* with the registration number of 230600100009454 issued by the Daqing AIC Bureau. According to the *Business License for Enterprises as Legal Person*, the address is 1 Yangguang Street, High-new Technology development Zone, Daqing, Heilongjiang province; the legal representative is Mr. Wang Yuhu; the registered capital is RMB 34,910,000 Yuan; the paid-in capital is RMB 34,910,000 Yuan; the company type is joint stock limited liability company; the term of operation is from 29th April 1993 to 28th April 2043.

7.2 Organization Code Certificate 《组织机构代码证》

Heilongjiang Tongyu obtained the *Organization Registration Code Certificate* with the code of 73367755-3 issued by the China Administration Bureau of Quality and Technology Supervision. The term of validity is from 20h April 2010 to 20th April 2014.

7.3 Tax Registration Certificate 《税务登记证》

Heilongjiang Tongyu holds the *Tax Registration Certificate* issued by The State

Taxation Bureau with code of HGSZ230698733677553(黑国税字 230698733677553) and the Local Taxation Bureau of Tongliao with code of HDRZ 230698733677553.

8. Litigation and Disputes
诉讼和争议

As of the date hereof, Heilongjiang Tongyu has no pending significant litigations, arbitrations or administrative penalties, or has any documents or records that indicate that the potential of any significant litigations, arbitrations or administrative penalties exists. Directors, supervisors, or senior managers of Heilongjiang Tongyu have no pending or foreseeable significant litigations, arbitrations or administrative penalties in any form.

9. Employment Matters
雇用事宜

9.1 Employment Contracts

As of the date hereof, Heilongjiang Tongyu has one hundred and thirty three employees, all of which have signed an employment contract with Heilongjiang Tongyu.

9.2 Social Insurance and Housing Accumulation Fund

The status of the employment contract, social insurance, and housing accumulation fund are as follows:

No. of Emloyees	Contract Signed	Social Insurance Paid	Housing Fund Paid	Remark
133	133	37	37	-

Heilongjiang Tongyu obtained a *Social Insurance Registration Certificate* which was issued by the Daqing Social Insurance Management Bureau with a certificate number of SXHZ23061006301889 (社险黑字 23061006301889) The registration certificate is

effective and is currently within the validity period.

The people's governments of the provinces, autonomous regions and municipalities which are directly under the Central Government may, according to their respective actual situations, prescribe the base and portion of the social insurance that enterprises are obliged to pay towards pension insurance, unemployment insurance, maternity insurance, injury insurance, medical insurance, and the housing fund for employees

9.3 As of the date hereof, Heilongjiang Tongyu has no pending significant litigations, arbitrations or administrative penalties with regard to labour relations.

10. Pension Matters
养老金事宜

Heilongjiang Tongyu obtained a *Social Insurance Registration Certificate* which was issued by the Daqing Social Insurance Management Bureau with a certificate number of SXHZ23061006301889 (社险黑字 23061006301889) The registration certificate is effective and is currently within the validity period. Heilongjiang Tongyu is paying endowment insurance for 37 employees.

11. Real Property
不动产

11.1 Assets of Heilongjiang Tongyu

11.1.1 Land Use Right

User	Certificate No.	Area	Using Purpose	Location	Expiry Date	Mortgage
Heilongjiang Tongyu	DQGY(03) 2648	11,847 m²	Industrial	District One, High-Tech Develoment District, Daqing	16th June 2053	Yes

11.1.2 Property Ownership

Owner	Certificate No.	Area	Using Purpose	Location	Issuing Date	Mortgage
Heilongjiang Tongyu	QFQZ Development Zone ZI NA047103	2730M²	Plant	No. 1 Sunshine Street (High-tech District C1-35)	24th July 2003	Yes
	QFQZ Development Zone ZI NA047101	1491 M²	Office Building		-	Yes
	QFQZ Development Zone ZI NA047099	440 M²	Garage		-	Yes
Total	4661 m²					

11.1.3 Rented Properties

As of the date hereof, Heilongjiang Tongyu rented two properties:

No.	Lessor	Area	Rent RMB/Yuan	Lease term	Purpose
1	Daqing High and New Technology Incubation Service Centre	5302.29m²	890,784 (include rent, property fees, heating fee, electricity & water fees)	From 18th April 2011 to 17th April 2012	Offices
2	Daqing Enterprise Plaza Limited Company	Factory Buildings No.B1, B5, B6, B7 are to be completed Approximately 30,000m²	Rent : 6/m²/month (Free For first Three years) Property fees: 1/m²/month	Three Years Minimum from August 2011	Factory & Offices

11.2 Assets of Tongliao Tongyu

11.2.1 Land Use Right

Tongliao Tongyu received the use rights of state-owned land as follows:

Land user	Tongliao Tongyu Joint Stock Limited Company
Certificate No.	TKGY(2008)0004
Area (m²)	205821.30
Purpose	Industrial Purposes

Location	Industry Park, Mulitu Town, Keerqin District, Tongliao.
Mode of obtaining	Granted
Expiring date	26th Feb.,2058
Mortgage status	NA

11.2.2 Buildings

Tongliao Tongyu owns the following buildings:

Owner	Certificate No.	Area (m^2)	Location	Issuing date	Mortgage status
Tongliao Tongyu	M-G2010001067	2003.27	Industrial Park,Mulitu Town	20th August, 2010	N/A
	M-G2010001063	3179.88			
	M-G2010001065	2974.44			
	M-G2010001071	26653.09			
	M-G2010001069	161.20			
	M-G2010001064	197.43			
	M-G2010001072	1053.25			

12. Material Agreements

重大协议

No.	Buyer	Products	Contract value RMB/Yuan	Date of signing	Installment Payment
1	Heilongjiang Hongfu 幕墙 construction Co.,ltd.	2.5mm 厚铝单板	4,644,000	15th March 2011	30% payment after signing contract;67% payment after inspection and acceptance of products; 3% payment after completion of construction
2	Daqing Yinkun Decoration Construction Co.,Ltd	氟碳二涂	10,175,000	15th February 2011	30% payment after signing contract;67% payment after inspection and acceptance of products; 3% payment after completion of construction
3	Daqing Shenhua Cable Co.,Ltd	铝杆	16,200,000	20th January 2011	80% advance payment; 20% payment after delivery of products
4	Daqing Oilfield Kunlun Cable Co.,Ltd	铝杆	46,250,000	5th January 2011	80% advance payment; 20% payment after delivery of products

4	Daqing Oilfield Kunlun Cable Co.,Ltd	铝杆	46,250,000	5th January 2011	80% advance payment; 20% payment after delivery of products
5	Qiqihaer Beixing Special Steel Co.,Ltd	铝线、铝线段	20,460,000	18th January2011	payment after delivery of products

12.1 Contract of Purchase

As of the date hereof, Heilongjiang Tongyu has not entered any purchase contracts with value over RMB 5,000,000.

12.2 Sales contract

As of the date hereof, the sales contracts with value over RMB 3,000,000 that Heilongjiang Tongyu has entered are as follows:

13. Environmental

环境

Heilongjiang Tongyu is able to comply with the national environmental laws and regulations in the production and management without any administrative penalty for the breach of such environmental laws and regulations.

14. Intellectual Property

知识产权

14.1 Trademark

As of the date hereof, according to the statement of the company and verification of our lawyers, Heilongjiang has filed one trademark application.

No.	Registration No.	Category	Valid Term	Trademark
1	3247380	35	2004.2.21-2014.2.20	

2	3277855	6	2004.1.7-2014.1.6	同禹

14.2 Copyrights

Heilongjiang Tongyu has not obtained any other intellectual rights, including copyrights and patents.

15. Assets

资产

Name	Catagory	Date of Accounting	Original Value (RMB)	Net Value(RMB)
厂房	房屋及建筑物	2003-07-30	22,079,341.40	17,162,836.74
笔记本	办公设备	2010-11-30	14,600.00	14,368.83
折弯机	生产设备	2009-11-30	94,017.09	84,341.19
剪板机	生产设备	2009-11-30	73,504.27	65,939.44
单螺杆空压机	生产设备	2009-11-30	63,504.27	56,968.65
冷干机	生产设备	2009-11-30	10,341.88	9,277.57
过滤器 1	生产设备	2009-11-30	1,196.58	1,073.47
过滤器 2	生产设备	2009-11-30	1,196.58	1,073.47
过滤器 3	生产设备	2009-11-30	1,282.05	1,150.10
储气罐	生产设备	2009-11-30	4,957.26	4,447.01
前处理设备	生产设备	2009-11-30	111,415.00	108,799.40
冲床 3	生产设备	2010-06-30	13,504.27	12,862.81
卷板机	生产设备	2010-06-30	54,273.50	51,695.48
交直流氩弧焊机	生产设备	2010-06-30	18,803.42	17,910.26
折弯机 2	生产设备	2010-07-30	110,992.30	106,598.85
模具	生产设备	2010-07-30	6,803.42	6,534.12
OBO 螺柱焊机	生产设备	2010-07-30	18,803.42	18,059.12
雕刻机	生产设备	2010-12-13	49,572.65	49,572.65
兰氏静电喷涂设备	生产设备	2010-12-13	841,880.34	841,880.34
专用扫描仪	办公设备	2010-09-30	4,273.50	4,070.52
组装机	办公设备	2010-09-30	4,040.00	3,848.09
散热器	办公设备	2010-12-13	9,333.34	9,333.34
除气炉	生产设备	2002-02-20	502,500.00	169,425.84
真空炉	生产设备	2002-02-20	452,500.00	152,567.78
天车	生产设备	2002-03-12	535,000.00	180,384.44
龙门铣	生产设备	2002-02-20	392,500.00	132,337.78
铸造机	生产设备	2002-03-12	975,000.00	328,737.50
熔化炉	生产设备	2002-03-12	1,155,000.00	391,545.68
去油厚薄机	生产设备	2002-03-28	922,500.00	311,035.84
辐射管	生产设备	2002-05-22	845,801.10	285,176.12
配电机组	生产设备	2002-05-22	130,897.79	44,134.41
仪器仪表	生产设备	2002-05-22	292,002.76	98,453.24
测厚仪	生产设备	2003-03-26	100,000.00	33,716.94

打包机	生产设备	2003-03-26	70,000.00	23,601.94
测氧仪	生产设备	2003-03-26	110,000.00	37,088.06
气胀轴	生产设备	2003-05-15	42,000.00	14,161.00
天燃气烧咀	生产设备	2003-05-18	7,800.00	2,629.90
天燃气烧咀	生产设备	2007-09-30	12,991.45	8,484.52
空气压缩机	生产设备	2004-01-05	3,200.00	1,078.66
电焊机	生产设备	2004-02-02	18,300.00	6,170.20
结晶器	生产设备	2004-03-01	340,000.00	332,826.74
电子衡	生产设备	2004-03-01	53,100.00	885.00
电子衡 3T	生产设备	2004-03-01	19,800.00	594.00
电子衡 150kg	生产设备	2004-03-01	5,950.00	178.50
分析天平	生产设备	2004-03-01	5,600.00	168.00
721 分光光度计	生产设备	2004-03-01	4,500.00	135.00
干燥箱	生产设备	2004-03-01	3,000.00	90.00
钻床	生产设备	2004-03-01	6,500.00	2,244.26
酸度计	生产设备	2004-03-01	2,200.00	66.00
水浴箱	生产设备	2004-03-01	3,100.00	93.00
流量计	生产设备	2004-03-01	37,000.00	12,774.52
结晶器(大)	生产设备	2004-04-01	340,000.00	120,133.60
结晶器(小)	生产设备	2004-04-29	14,000.00	4,946.40
铝杆连铸连轧机组	生产设备	2006-08-30	1,281,884.82	754,175.44
液晶屏显电子拉力试验机	生产设备	2006-11-22	22,000.00	13,465.67
电动剪板机	生产设备	2007-02-12	17,580.00	11,177.80
铝杆复绕机	生产设备	2007-03-19	12,000.00	7,725.00
熔铝炉	生产设备	2007-11-30	2,060,000.00	1,460,550.12
变电器	生产设备	2007-12-01	128,391.00	91,050.52
铝粒切割机	生产设备	2007-12-01	3,980.00	2,845.64
结晶轮	生产设备	2009-02-27	25,427.35	16,103.97
喷涂生产线	生产设备	2009-07-31	17,601,601.52	16,705,981.25
喷涂生产线	生产设备	2009-08-31	594,871.80	519,521.40
镜向光泽度计	生产设备	2009-07-31	2,393.16	1,749.03
紫外加速老化试验箱	生产设备	2009-07-31	11,025.64	8,057.95
划格器	生产设备	2009-07-31	538.46	393.45
自动划痕仪	生产设备	2009-07-31	5,555.56	4,060.24
目视比色箱	生产设备	2009-07-31	2,692.31	1,967.60
弯折机	生产设备	2009-07-31	3,846.15	2,810.85
弹性冲击器	生产设备	2009-07-31	3,504.27	2,511.47
铅笔硬度计	生产设备	2009-07-31	598.29	437.30
盐雾试验箱	生产设备	2009-07-31	14,358.97	10,494.02
杯突仪	生产设备	2009-07-31	7,350.43	5,371.97
电子天平	生产设备	2009-07-31	769.23	562.17
色差仪	生产设备	2009-07-31	12,820.51	9,369.68
测厚仪	生产设备	2009-07-31	2,564.10	1,873.90
二轴全自动开槽机	生产设备	2009-09-01	162,393.16	143,109.01
电动单梁起重机	生产设备	2010-01-31	76,923.08	70,224.41
冲床	生产设备	2010-01-31	16,666.67	15,215.33
调压器	生产设备	2010-01-31	15,897.44	14,513.09
电容柱焊机	生产设备	2010-01-31	16,752.14	15,293.32
液压角度剪切机	生产设备	2010-03-31	40,388.89	37,511.14

叉车	运输设备	2002-05-22	362,486.19	10,874.58
捷达轿车	运输设备	2004-04-26	138,939.00	4,168.17
客车	运输设备	2007-03-19	36,337.00	17,105.53
东方骏捷轿车	运输设备	2008-02-28	102,275.70	47,217.12
轿车(雪佛蓝)	运输设备	2009-06-26	113,553.00	81,190.44
轿车（别克）	运输设备	2010-09-30	102,104.24	97,254.29
电脑	办公设备	2002-05-30	99,840.00	2,995.20
打印机	办公设备	2002-05-30	9,200.00	276.00
复印机	办公设备	2002-05-30	26,500.00	795.00
板台	办公设备	2002-08-15	3,000.00	90.00
会议桌	办公设备	2002-10-20	7,200.00	216.00
彩电	办公设备	2003-01-17	2,380.00	71.40
乒乓球台	办公设备	2003-01-27	2,750.00	82.50
服务器	办公设备	2003-03-15	46,000.00	1,380.00
IBM 笔记本	办公设备	2003-03-15	28,900.00	867.00
Dell 笔记本	办公设备	2003-03-15	18,000.00	540.00
电脑(北京办)	办公设备	2003-11-18	4,830.00	144.90
数码相机	办公设备	2004-02-03	17,200.00	516.00
书柜	办公设备	2004-04-06	2,620.00	78.60
监视器	办公设备	2004-06-21	118,000.00	5,900.00
电视机	办公设备	2007-09-01	6,500.00	3,342.58
经纬仪	办公设备	2007-12-01	5,800.00	4,146.88
电脑(办)	办公设备	2008-01-17	30,835.00	16,920.73
锅灶 4"	食堂设备	2002-08-13	2,300.00	69.00
锅灶 12"	食堂设备	2002-08-13	5,800.00	174.00
和面机	食堂设备	2002-08-13	2,800.00	84.00
冰箱	食堂设备	2007-09-01	5,600.00	2,838.75
冰箱	食堂设备	2008-12-30	4,900.00	3,038.08
烤炉	食堂设备	2010-03-31	2,760.00	2,366.70
燃气蒸饭车	食堂设备	2010-07-31	3,000.00	2,762.50
食堂用具(排烟罩)	食堂设备	2010-12-31	4,811.00	4,811.00
总计			54,452,375.72	41,568,946.01

16. Insurance

保险

Heilongjiang Tongyu has not entered into any insurance contracts.

SCHEDULE 8
Total Share Capital

股本结构

Shareholders'name:		Shares	Percentage
TONGYU	RTI Investment Holding Corp	5,100,000	51.00%
	Yuhu Wang	1,255,407	12.55%
	Lihua Chen	147,732	1.48%
	Shaobo Zang	61,131	0.61%
	Chengwei Jiang	61,131	0.61%
	Benqian Cao	71,319	0.71%
	Xuerui Chen	234,334	2.34%
	Ming Zhang	25,471	0.25%
	Su Zhang	71,319	0.71%
	Tenghua Zhu	35,660	0.36%
	Hai Li	40,754	0.41%
	Jisheng Ding	15,283	0.15%
	Bozhi He	5,094	0.05%
	Mingyan Sun	15,283	0.15%
	Dapeng Liang	5,094	0.05%
	Shouhua Cao	15,283	0.15%
	Xiyi Yu	71,319	0.71%
	Jianguo Zheng	45,848	0.46%
	Sub-total	7,277,461	72.77%
Hawkland Investments Limited		2,072,539	20.73%
Telver Limited		65,000	0.65%
Wealthlink		585,000	5.85%
Total		10,000,000	100.00%

[N0280746; 2]161

SCHEDULE 9

Resolution Appointing Eli Polatinsky as Director

Eli Polatinsky 董事聘任书

MEMORANDUM OF DIRECTOR IN LIEU OF BOARD MINUTES

Oriental Nonferrous Metals Technology Company Limited
(Incorporated in Cayman Islands)

We, the undersigned being the director(s) of the Company, do hereby set down the followings on records

APPOINTMENT OF INDEPENDENT DIRECTOR

It was RESOLVED that **Mr. Eli Polatinsky** be appointed as the Director of the Company with immediate effect.

Dated:

Xia Meiyi
Director

2

CONSENT TO ACT

Date:

To: Oriental Nonferrous Metals Technology Company Limited
Scotia Centre, 4th Floor, P.O. Box 2804, George Town, Grand Cayman KY1-1112, Cayman Islands

Dear Sirs,

I, ELI POLATINSKY, hereby give my consent to act as the Director of the Company with immediate effect.

I confirm that I have attained the legal age of 18.

Yours faithfully,

____

ELI POLATINSKY

SCHEDULE 10

Company Assets

公司资产

大庆同禹：

1. Assets of Heilongjiang Tongyu

1.1 Land Use Right

User	Certificate No.	Area	Using Purpose	Location	Expiry Date	Mortgage
Heilongjiang Tongyu	DQGY(03) 2648	11,847 m²	Industrial	District One, High-Tech Develoment District, Daqing	16th June 2053	Yes

1.2 Property Ownership

Owner	Certificate No.	Area	Using Purpose	Location	Issuing Date	Mortgage
Heilongjiang Tongyu	QFQZ Development Zone ZI NA047103	2730M²	Plant	No. 1 Sunshine Street (High-tech District C1-35)	24th July 2003	Yes
	QFQZ Development Zone ZI NA047101	1491 M²	Office Building		-	Yes
	QFQZ Development Zone ZI NA047099	440 M²	Garage		-	Yes
Total	4661 m²					

1.3 Rented Properties

As of the date hereof, Heilongjiang Tongyu rented two properties:

No.	Lessor	Area	Rent RMB/Yuan	Lease term	Purpose
1	Daqing High and New Technology Incubation Service Centre	5302.29m²	890,784 (include rent, property fees, heating fee, electricity & water fees)	From 18th April 2011 to 17th April 2012	Offices

2	Daqing Enterprise Plaza Limited Company	Factory Buildings No.B1, B5, B6, B7 are to be completed Approximately 30,000m^2	Rent : 6/m^2/month (Free For first Three years) Property fees: 1/m^2/month	Three Years Minimum from August 2011	Factory & Offices

1.4 Intellectual Property Right

1.4.1 Trademark

As of the date hereof, according to the statement of the company, Heilongjiang has filed one trademark application.

No.	Registration No.	Category	Valid Term	Trademark
1	3247380	35	2004.2.21-2014.2.20	
2	3277855	6	2004.1.7-2014.1.6	同禹

1.4.2 Copyrights

As of the date hereof, according to the statement of the company, Heilongjiang Tongyu has not obtained any other intellectual rights, including copyrights and patents.

1.5 Equipments

As of the date hereof, according to the statement of the companys, Heilongjiang Tongyu production equipments with the value over RMB 1,000,000 Yuan are as follows:

No.	Equipment	Year of purchase	Original Value (RMB Yuan)	Net Value (RMB Yuan)	Period of Depreciation
1	熔化炉	2002	1,155,000	391,545.68	10 years
2	铝杆连铸连轧机组	2006	1,281,884.82	754,175.44	10 years
3	熔铝炉	2007	2,060,000	1,460,550.12	10 years
4	喷涂生产线	2009	17,601,601.52	16,705,981.25	10 years

通辽同禹

Assets of Tongliao Tongyu

1.1 Land and Property

1.1.1 Land Use Right

Tongliao Tongyu received the use rights of state-owned land as follows:

Land user	Tongliao Tongyu Joint Stock Limited Company
Certificate No.	TKGY(2008)0004
Area (m²)	205821.30
Purpose	Industrial Purposes
Location	Industry Park, Mulitu Town, Keerqin District, Tongliao.
Mode of obtaining	Granted
Expiring date	26th Feb.,2058
Mortgage status	NA

1.1.2 Buildings

Tongliao Tongyu owns the following buildings:

Owner	Certificate No.	Area (m²)	Location	Issuing date	Mortgage status
Tongliao Tongyu	M-G2010001067	2003.27	Industrial Park, Mulitu Town	20th August, 2010	N/A
	M-G2010001063	3179.88			
	M-G2010001065	2974.44			
	M-G2010001071	26653.09			
	M-G2010001069	161.20			
	M-G2010001064	197.43			
	M-G2010001072	1053.25			

1.2 Intellectual Property Right

As of the date hereof, Tongliao Tongyu owns no patent rights and has not filed any patent applications.

1.3 Equipment

Main Production Equipment

As of the date hereof, Tongliao Tongyu's production equipments with the value over RMB

1,000,000 Yuan are as follows:

No.	Name	Year of purchase	Original Value (RMB Yuan)	Net Value (RMB Yuan)	Period of Depreciation
1	兰氏氟碳漆自动喷涂系统	2009	The price should be calculated separately, as the price provided includes the installation and maintenance fee	-	10 years
2	供电系统	2009	As above	-	10 years

SCHEDULE 11
境外母公司子公司列表

Foreign Parent Subsidiaries (Post Restructuring)

1. Lake Intelligent International Company Limited (HK);
2. Daqing Zefang Zhirui Trading Co. Ltd;
3. Heilongjiang Tongyu Pride Aluminum Joint Stock Limited Company;
4. Tongliao Tongyu Aluminum Joint Stock Limited Company;
5. Tongxin Micro-lending of Daqing High-Tech Park Joint Stock Limited Company

SCHEDULE 12

Non-Compete Agreement

竞业禁止协议

EMPLOYEE NON-COMPETE AGREEMENT

This Non-compete Agreement (the "**Agreement**") dated Sep 2, 2011 is made between:

Party A: ___("**Employee**"); and

Party B: Oriental Nonferrous Metals Technology Company Limited and any of its affiliated entities and subsidiaries ("**Company**").

In consideration of the mutual benefits and premises made herein, the hiring of the Employee by the Company, as well as the salary paid from time to time for the Employee's services, the Company and the Employee agree and declare as follows:

1. The Employee understands that the Company is a profit-making corporation which must work in a competitive environment and is entitled to reasonably limit an employee's unfair competition following the end of the Employee's employment.

2. The Employee acknowledges that, during the course of his performance under this Agreement, he may develop Proprietary Information for the Company and will have access to Proprietary Information owned by the Company. The Employee agrees that he will not at any time, either during or after the term or termination of this Agreement, without the prior written consent of the Company, reveal or disclose to any person outside of the Company, or use for its or his own benefit or the benefit of any other person or entity, any Proprietary Information concerning the business or affairs of the Company, or concerning the Company's customers, clients or employees.

3. For purposes of this Agreement, "Proprietary Information" shall mean information that the Employee has acquired during or as a result of his engagement with the Company concerning the Company's business, finances, operations, sales, strategic planning, research and development activities, products, improvements, applications, processes, trade secrets, services, cost and pricing policies, research or new product plans and objectives, customer lists, and any other unpublished financial or pricing information, designs, efficiencies and capabilities of production facilities, methods and systems, drawings, specifications, incentives and purchasing, merchandising and selling strategies.

4. The Employee agrees to take reasonable security measures to prevent accidental disclosure and industrial espionage.

5. The Employee agrees that during his/her employment and for a period of two (2) years after resignation or termination of employment, he/she shall not by any means engage in or help any other person or corporate entity to engage in any business activities that may be directly or indirectly competitive to the Company and shall not work in any enterprise related to the business of the Company.

6. The Employee agrees that during his/her employment and for a period of two (2) years after resignation or termination of employment, he/she will not directly or indirectly entice, whether through his/her own efforts, or in any way assist or encourage any other person or entity which are employees or consultants of the Company, to leave their current employment or terminate any other relationship with the Company.

7. During the term of this Agreement and for a period of two (2) years after resignation or termination of employment, the Employee shall not, directly or indirectly, whether through its or his own efforts, or in any way assisting or employing the assistance of any other person or entity, solicit or accept business from any customers of the Company who were customers at or during the three (3) year period prior to the time this Agreement terminates.

8. The Employee agrees that for a period of __ months after resignation or termination of employment with or without cause, that he/she will not be employed or associated with any competitive business or enterprise which has a former employee of the Company who is subject to a similar restriction which has not expired where he/she being so employed or associated with that person my cause damage to the business interests of the Company;

9. The Employee acknowledges and confirms the scope of this undertaking in respect of its area, time and subject matter is no more than what is reasonably required to protect the Company;

10. This Agreement in no way relives the Employee of any fiduciary obligations the Employee owes to the Company.

11. This Agreement shall be governed by the laws of the Sate of New York.

12. Any dispute arising from the Agreement shall first be settled based on friendly consultations. Should the consultations fail, the matter shall be finally and exclusively resolved by an arbitration tribunal (the "Tribunal") in accordance with the Arbitration Rules of the American Arbitration Association ("AAA") for

arbitration based on the arbitration rules from the time being in force. The award of the arbitration shall be final and binding upon any the parties to this Agreement.

IN WITNESS WHEREOF, the Parties hereto have executed this document on ____, 2011:

Employee
Date:

For and on behalf of
Oriental Nonferrous Metals Technology Company Limited

Authorised Signature(s)

Oriental Nonferrous Metals Technology Company Limited
Date:

SCHEDULE 12

Non-Compete Agreement

竞业禁止协议

EMPLOYEE NON-COMPETE AGREEMENT

This Non-compete Agreement (the "**Agreement**") dated Sep 27, 2011 is made between:

Party A: ___("**Employee**"); and

Party B: Oriental Nonferrous Metals Technology Company Limited and any of its affiliated entities and subsidiaries ("**Company**").

In consideration of the mutual benefits and premises made herein, the hiring of the Employee by_the Company, as well as the salary paid from time to time for the Employee's services, the Company and the Employee agree and declare as follows:

1. The Employee understands that the Company is a profit-making corporation which must work in a competitive environment and is entitled to reasonably limit an employee's unfair competition following the end of the Employee's employment.

2. The Employee acknowledges that, during the course of his performance under this Agreement, he may develop Proprietary Information for the Company and will have access to Proprietary Information owned by the Company. The Employee agrees that he will not at any time, either during or after the term or termination of this Agreement, without the prior written consent of the Company, reveal or disclose to any person outside of the Company, or use for its or his own benefit or the benefit of any other person or entity, any Proprietary Information concerning the business or affairs of the Company, or concerning the Company's customers, clients or employees.

3. For purposes of this Agreement, "Proprietary Information" shall mean information that the Employee has acquired during or as a result of his engagement with the Company concerning the Company's business, finances, operations, sales, strategic planning, research and development activities, products, improvements, applications, processes, trade secrets, services, cost and pricing policies, research or new product plans and objectives, customer lists, and any other unpublished financial or pricing information, designs, efficiencies and capabilities of production facilities, methods and systems, drawings, specifications, incentives and purchasing, merchandising and selling strategies.

4. The Employee agrees to take reasonable security measures to prevent accidental disclosure and industrial espionage.

5. The Employee agrees that during his/her employment and for a period of two (2) years after resignation or termination of employment, he/she shall not by any means engage in or help any other person or corporate entity to engage in any business activities that may be directly or indirectly competitive to the Company and shall not work in any enterprise related to the business of the Company.

6. The Employee agrees that during his/her employment and for a period of two (2) years after resignation or termination of employment, he/she will not directly or indirectly entice, whether through his/her own efforts, or in any way assist or encourage any other person or entity which are employees or consultants of the Company, to leave their current employment or terminate any other relationship with the Company.

7. During the term of this Agreement and for a period of two (2) years after resignation or termination of employment, the Employee shall not, directly or indirectly, whether through its or his own efforts, or in any way assisting or employing the assistance of any other person or entity, solicit or accept business from any customers of the Company who were customers at or during the three (3) year period prior to the time this Agreement terminates.

8. The Employee agrees that for a period of ___months after resignation or termination of employment with or without cause, that he/she will not be employed or associated with any competitive business or enterprise which has a former employee of the Company who is subject to a similar restriction which has not expired where he/she being so employed or associated with that person my cause damage to the business interests of the Company;

9. The Employee acknowledges and confirms the scope of this undertaking in respect of its area, time and subject matter is no more than what is reasonably required to protect the Company;

10. This Agreement in no way relives the Employee of any fiduciary obligations the Employee owes to the Company.

11. This Agreement shall be governed by the laws of the Sate of New York.

12. Any dispute arising from the Agreement shall first be settled based on friendly consultations. Should the consultations fail, the matter shall be finally and exclusively resolved by an arbitration tribunal (the "Tribunal") in accordance with the Arbitration Rules of the American Arbitration Association ("AAA") for

arbitration based on the arbitration rules from the time being in force. The award of the arbitration shall be final and binding upon any the parties to this Agreement.

IN WITNESS WHEREOF, the Parties hereto have executed this document on ____, 2011:

Employee
Date:

For and on behalf of
Oriental Nonferrous Metals Technology Company Limited

Authorised Signature(s)

Oriental Nonferrous Metals Technology Company Limited
Date:

SCHEDULE 12

Non-Compete Agreement

竞业禁止协议

EMPLOYEE NON-COMPETE AGREEMENT

This Non-compete Agreement (the "**Agreement**") dated Sep. 27, 2011 is made between:

Party A: ___("**Employee**"); and

Party B: Oriental Nonferrous Metals Technology Company Limited and any of its affiliated entities and subsidiaries ("**Company**").

In consideration of the mutual benefits and premises made herein, the hiring of the Employee by_the Company, as well as the salary paid from time to time for the Employee's services, the Company and the Employee agree and declare as follows:

1. The Employee understands that the Company is a profit-making corporation which must work in a competitive environment and is entitled to reasonably limit an employee's unfair competition following the end of the Employee's employment.

2. The Employee acknowledges that, during the course of his performance under this Agreement, he may develop Proprietary Information for the Company and will have access to Proprietary Information owned by the Company. The Employee agrees that he will not at any time, either during or after the term or termination of this Agreement, without the prior written consent of the Company, reveal or disclose to any person outside of the Company, or use for its or his own benefit or the benefit of any other person or entity, any Proprietary Information concerning the business or affairs of the Company, or concerning the Company's customers, clients or employees.

3. For purposes of this Agreement, "Proprietary Information" shall mean information that the Employee has acquired during or as a result of his engagement with the Company concerning the Company's business, finances, operations, sales, strategic planning, research and development activities, products, improvements, applications, processes, trade secrets, services, cost and pricing policies, research or new product plans and objectives, customer lists, and any other unpublished financial or pricing information, designs, efficiencies and capabilities of production facilities, methods and systems, drawings, specifications, incentives and purchasing, merchandising and selling strategies.

4. The Employee agrees to take reasonable security measures to prevent accidental disclosure and industrial espionage.

5. The Employee agrees that during his/her employment and for a period of two (2) years after resignation or termination of employment, he/she shall not by any means engage in or help any other person or corporate entity to engage in any business activities that may be directly or indirectly competitive to the Company and shall not work in any enterprise related to the business of the Company.

6. The Employee agrees that during his/her employment and for a period of two (2) years after resignation or termination of employment, he/she will not directly or indirectly entice, whether through his/her own efforts, or in any way assist or encourage any other person or entity which are employees or consultants of the Company, to leave their current employment or terminate any other relationship with the Company.

7. During the term of this Agreement and for a period of two (2) years after resignation or termination of employment, the Employee shall not, directly or indirectly, whether through its or his own efforts, or in any way assisting or employing the assistance of any other person or entity, solicit or accept business from any customers of the Company who were customers at or during the three (3) year period prior to the time this Agreement terminates.

8. The Employee agrees that for a period of __ months after resignation or termination of employment with or without cause, that he/she will not be employed or associated with any competitive business or enterprise which has a former employee of the Company who is subject to a similar restriction which has not expired where he/she being so employed or associated with that person my cause damage to the business interests of the Company;

9. The Employee acknowledges and confirms the scope of this undertaking in respect of its area, time and subject matter is no more than what is reasonably required to protect the Company;

10. This Agreement in no way relives the Employee of any fiduciary obligations the Employee owes to the Company.

11. This Agreement shall be governed by the laws of the Sate of New York.

12. Any dispute arising from the Agreement shall first be settled based on friendly consultations. Should the consultations fail, the matter shall be finally and exclusively resolved by an arbitration tribunal (the "Tribunal") in accordance with the Arbitration Rules of the American Arbitration Association ("AAA") for

arbitration based on the arbitration rules from the time being in force. The award of the arbitration shall be final and binding upon any the parties to this Agreement.

IN WITNESS WHEREOF, the Parties hereto have executed this document on ____, 2011:

____

Employee

Date:

For and on behalf of
Oriental Nonferrous Metals Technology Company Limited

....
Authorised Signature(s)

____

Oriental Nonferrous Metals Technology Company Limited

Date: